UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07607

The Universal Institutional Funds, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	December 31, 2014

Item 1 - Report to Shareholder

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Core Plus Fixed Income Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	31
Director and Officer Information	32

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Expense Example (unaudited)

Core Plus Fixed Income Portfolio

As a shareholder of the Core Plus Fixed Income Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Core Plus Fixed Income Portfolio Class I	$1,000.00	$1,020.60	$1,021.83	$3.41	$3.41	0.67%
Core Plus Fixed Income Portfolio Class II	1,000.00	1,019.60	1,020.57	4.68	4.69	0.92

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio invests primarily in a diversified mix of U.S. dollar denominated investment grade fixed income securities, particularly U.S. government, corporate, municipal, mortgage and asset-back securities.

Performance

For the fiscal year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 7.85%, net of fees, for Class I shares and 7.57%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares outperformed against the Portfolio's benchmark, the Barclays U.S. Aggregate Index (the "Index"), which returned 5.97%.

Factors Affecting Performance

•  During the 12-month reporting period, a combination of mixed economic data and dovish central bank action, which aims at maintaining low interest rates to foster economic growth, increased market expectations of further monetary easing or a delayed rate hike by the U.S. Federal Reserve (Fed). Additionally, global inflationary pressures remained limited. These conditions helped government bonds rally during the period, with U.S. Treasury yields falling throughout most of the period.

•  2014 turned out to be a volatile year in the corporate credit markets. While total returns were strong, corporate bonds ended up underperforming equal duration government bonds over the year. Despite corporate bonds' very strong performance during the first half of 2014, the second half of the year turned out to be a very challenging. Low Treasury yields pressured the performance of long-dated corporate bonds while weak commodity prices negativity impacted many sectors of the credit markets, most notably the energy and metals sectors. Higher beta segments of the market (those more sensitive to market volatility), such as lower-rated high yield bonds, performed especially poorly in the second half of the year.

•  The mortgage sector overall performed well during the period; although we note that performance was close to flat in the latter months of the period. Agency mortgages performed better than U.S. Treasuries during the period, with lower coupon/higher duration mortgage-backed securities (MBS) outperforming comparable U.S. Treasuries. The non-agency residential mortgage sectors and commercial mortgage-backed sector also performed well on the heels of continued improvement in residential and commercial real estate.

•  The Portfolio's credit strategy was one of the main drivers of performance. This was due to an overweight to the investment-grade credit sector and to financials, in particular. Allocations to high yield corporates and convertible securities also added to returns.

•  The Portfolio's positioning in the securitized sector was the other main contributor to performance. Allocations to non-agency mortgages and to agency mortgage derivatives (interest only securities, or IOs, and inverse interest only securities, or IIOs) contributed significantly to performance due to the attractive yield offered by the sectors. A small overweight to emerging market debt detracted slightly from returns, as the sectors was particularly hard hit in 2014.

•  An overweight to lower coupon mortgages earlier in the year also hurt relative performance, as spreads widened on concerns early in 2014 as the Fed began tapering quantitative easing.

•  A duration position that was shorter than that of the Index detracted from relative performance, as rates fell throughout much of the year.

Management Strategies

•  Throughout the period, we overweighted spread (non-government) sectors that we believed had strong or improving fundamentals.

•  The Portfolio was positioned with an overweight to investment-grade credit, as corporate bond valuations relative to fundamentals have been attractive, in our view. We took advantage of the strong performance in corporates this year to trim some of the Portfolio's overweight in the sector.

•  The Portfolio also had allocations to riskier segments of the market such as high-yield corporates, non-agency mortgages and convertible bonds. These sectors contributed meaningfully to performance and we continued to maintain these exposures as of the end of the period.

•  With regard to interest rate strategy, the Portfolio had been positioned with a duration that was less than that of the Index throughout the year.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Barclays U.S. Aggregate Index(1)

	Period Ended December 31, 2014
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	7.85%	5.90%	4.10%	5.18%
Barclays U.S. Aggregate Index	5.97	4.45	4.71	5.73
Portfolio – Class II(4)	7.57	5.63	3.85	3.83
Barclays U.S. Aggregate Index	5.97	4.45	4.71	4.56

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Barclays U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on May 1, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (91.6%)
Agency Adjustable Rate Mortgage (0.2%)
Federal National Mortgage Association, Conventional Pool: 2.33%, 5/1/35	$446	$477
Agency Fixed Rate Mortgages (20.3%)
Federal Home Loan Mortgage Corporation, Gold Pools: 4.00%, 12/1/41	573	612
6.00%, 8/1/37 - 5/1/38	236	268
6.50%, 9/1/32	30	34
7.50%, 5/1/35	83	101
8.00%, 8/1/32	53	66
8.50%, 8/1/31	65	82
January TBA: 4.00%, 1/1/45 (a)	2,187	2,331
Federal National Mortgage Association, Conventional Pools:
3.50%, 12/1/42	2,421	2,528
4.00%, 11/1/41 - 7/1/43	2,555	2,735
4.50%, 8/1/40 - 7/1/41	1,119	1,218
5.00%, 7/1/40	386	427
6.00%, 12/1/38	682	774
6.50%, 11/1/27 - 10/1/38	101	117
7.00%, 6/1/29 - 2/1/33	54	56
7.50%, 8/1/37	149	183
8.00%, 4/1/33	110	133
8.50%, 10/1/32	101	126
9.50%, 4/1/30	26	31
January TBA: 3.00%, 1/1/30 (a)	1,272	1,322
3.50%, 1/1/30 - 1/1/45 (a)	6,765	7,069
4.00%, 1/1/45 (a)	2,163	2,309
4.50%, 1/1/45 (a)	4,027	4,372
5.00%, 1/1/45 (a)	3,034	3,352
Government National Mortgage Association, January TBA:
3.50%, 1/20/45 (a)	2,966	3,113
4.00%, 1/20/45 (a)	2,810	3,013
4.50%, 1/20/45 (a)	2,340	2,557
Various Pools: 3.50%, 12/15/43	746	788
4.00%, 10/20/41	1,840	1,976
8.00%, 6/15/26	1	1
9.00%, 1/15/25	2	2
		41,696
Asset-Backed Securities (1.2%)
Citigroup Mortgage Loan Trust, Inc. 5.53%, 11/25/34	159	169
CVS Pass-Through Trust, 6.04%, 12/10/28	279	326
8.35%, 7/10/31 (b)	178	241
Ford Credit Floorplan Master Owner Trust 1.86%, 2/15/17 (b)(c)	125	125
Santander Drive Auto Receivables Trust 3.06%, 11/15/17	260	263
	Face Amount (000)	Value (000)
Specialty Underwriting & Residential Finance Trust 0.71%, 5/25/35 (c)	$64	$59
U-Haul S Fleet LLC 4.90%, 10/25/23 (b)	455	471
VOLT NPL X LLC 4.75%, 10/25/54 (b)	493	485
VOLT XIX LLC 5.00%, 4/26/55 (b)	300	293
		2,432
Collateralized Mortgage Obligations — Agency Collateral Series (2.4%)
Federal Home Loan Mortgage Corporation, IO
0.66%, 1/25/21 (c)	6,073	179
IO REMIC 5.84%, 11/15/43 (c)	2,637	424
5.89%, 4/15/39 (c)	1,827	309
IO STRIPS 7.50%, 12/1/29	8	2
8.00%, 1/1/28	7	2
REMIC 3.50%, 12/15/42	627	632
Federal National Mortgage Association, IO
6.22%, 9/25/20 (c)	3,650	784
IO REMIC 6.00%, 5/25/33 - 7/25/33	361	75
6.43%, 9/25/38 (c)	1,262	184
IO STRIPS 6.50%, 12/25/29 (c)	11	1
7.00%, 11/25/19 (c)	6	1
8.00%, 4/25/24	5	1
8.00%, 6/25/35 (c)	45	11
9.00%, 11/25/26	3	1
REMIC 7.00%, 9/25/32	71	82
9.29%, 10/25/41 (c)(d)	147	150
Government National Mortgage Association, IO
0.83%, 8/20/58 (c)	7,582	242
3.50%, 5/20/43	1,889	395
5.00%, 2/16/41	269	54
5.89%, 11/16/40 (c)	2,163	425
5.94%, 7/16/33 (c)	4,637	573
5.98%, 6/20/43 (c)	1,984	332
		4,859
Commercial Mortgage-Backed Securities (6.6%)
COMM Mortgage Trust, 4.76%, 12/10/23 (b)(c)	985	961
4.91%, 4/10/47 (b)(c)	797	770
5.05%, 8/10/46 (b)(c)	740	746
IO 0.39%, 7/10/45 (c)	12,890	184
1.04%, 10/10/47 (c)	4,283	262
1.30%, 7/15/47 (c)	3,927	314

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Commercial Mortgage-Backed Securities (cont'd)
Commercial Mortgage Trust 5.48%, 3/10/39	$400	$420
DBUBS Mortgage Trust 5.44%, 7/10/44 (b)(c)	200	225
FREMF Mortgage Trust, 3.54%, 10/25/46 (b)(c)	755	705
4.16%, 8/25/47 (b)(c)	252	244
4.64%, 6/25/47 (b)(c)	199	200
GS Mortgage Securities Trust 4.77%, 8/10/46 (b)(c)	500	490
JP Morgan Chase Commercial Mortgage Securities Trust, 4.57%, 7/15/47 (b)(c)	1,030	961
5.46%, 12/12/43	600	621
IO 0.59%, 4/15/46 (c)	6,000	250
1.18%, 7/15/47 (c)	9,754	670
JPMBB Commercial Mortgage Securities Trust, 4.68%, 4/15/47 (b)(c)	704	657
IO 1.13%, 8/15/47 (c)	4,241	335
LB-UBS Commercial Mortgage Trust 6.25%, 9/15/45 (c)	500	527
NLY Commercial Mortgage Trust 2.76%, 11/15/30 (b)(c)	201	204
Wells Fargo Commercial Mortgage Trust 3.94%, 8/15/50 (b)	870	753
WF-RBS Commercial Mortgage Trust, 3.43%, 6/15/45	677	707
3.71%, 3/15/45 (c)	110	112
3.80%, 11/15/47	925	791
3.99%, 5/15/47 (b)	526	462
4.14%, 5/15/45 (b)(c)	385	365
4.98%, 9/15/46 (b)(c)	735	734
		13,670
Corporate Bonds (33.6%)
Finance (13.3%)
Abbey National Treasury Services PLC 3.05%, 8/23/18	370	383
ABN Amro Bank N.V. 4.25%, 2/2/17 (b)	475	501
ACE INA Holdings, Inc. 3.35%, 5/15/24	350	354
Aegon N.V. 4.63%, 12/1/15	500	517
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 3.75%, 5/15/19 (b)	360	357
Alexandria Real Estate Equities, Inc. 4.60%, 4/1/22	275	293
American Campus Communities Operating Partnership LP 3.75%, 4/15/23	200	200
American International Group, Inc., 4.88%, 6/1/22	275	309
6.40%, 12/15/20	98	117
	Face Amount (000)	Value (000)
American Realty Capital Properties, Inc. 3.00%, 8/1/18	$500	$462
Banco de Credito del Peru 6.13%, 4/24/27 (b)(c)	300	318
Bank of America Corp., 4.00%, 4/1/24	920	959
6.11%, 1/29/37	100	118
MTN 4.20%, 8/26/24	125	127
5.00%, 1/21/44	200	225
Bank of New York Mellon Corp. (The) 3.65%, 2/4/24 (e)	350	367
Barclays Bank PLC 3.75%, 5/15/24	450	465
BNP Paribas SA, 4.25%, 10/15/24 (e)	200	202
5.00%, 1/15/21	150	170
Boston Properties LP 3.80%, 2/1/24	145	149
BPCE SA 5.15%, 7/21/24 (b)(e)	550	568
Brookfield Asset Management, Inc. 5.80%, 4/25/17	135	146
Capital One Bank, USA NA 3.38%, 2/15/23	510	508
Capital One Financial Corp. 2.45%, 4/24/19	125	125
Citigroup, Inc., 3.75%, 6/16/24 (e)	275	281
3.88%, 10/25/23 (e)	200	208
4.05%, 7/30/22	265	275
5.50%, 9/13/25	550	610
6.68%, 9/13/43	100	130
Commonwealth Bank of Australia 5.00%, 3/19/20 (b)	250	281
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.88%, 2/8/22	25	27
3.95%, 11/9/22	625	638
Credit Agricole SA, 3.88%, 4/15/24 (b)(e)	500	518
7.88%, 1/23/24 (b)(c)(f)	200	204
Credit Suisse 6.00%, 2/15/18	5	6
Credit Suisse AG 6.50%, 8/8/23 (b)	350	385
DBS Group Holdings Ltd. 2.25%, 7/16/19 (b)(e)	500	500
Discover Bank 7.00%, 4/15/20	320	378
General Electric Capital Corp., 5.30%, 2/11/21	340	389
MTN 5.88%, 1/14/38	130	165
Series G 6.00%, 8/7/19	375	437
Genworth Holdings, Inc. 7.20%, 2/15/21	350	342

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Goldman Sachs Group, Inc. (The), 3.63%, 1/22/23	$420	$426
6.75%, 10/1/37	435	548
Goodman Funding Pty Ltd. 6.38%, 4/15/21 (b)	425	490
Hartford Financial Services Group, Inc. 5.50%, 3/30/20	365	413
HBOS PLC, Series G 6.75%, 5/21/18 (b)	565	631
Healthcare Trust of America Holdings LP 3.70%, 4/15/23	325	322
HSBC Finance Corp. 6.68%, 1/15/21	225	267
HSBC Holdings PLC, 4.25%, 3/14/24 (e)	550	573
6.38%, 9/17/24 (c)(e)(f)	200	202
HSBC USA, Inc. 3.50%, 6/23/24 (e)	250	258
ING Bank N.V. 5.80%, 9/25/23 (b)	320	356
Intesa Sanpaolo SpA 5.25%, 1/12/24	300	326
Jefferies Finance LLC/JFIN Co-Issuer Corp. 7.38%, 4/1/20 (b)	495	463
JPMorgan Chase & Co., 3.20%, 1/25/23	860	862
4.13%, 12/15/26	300	301
4.50%, 1/24/22	175	191
4.63%, 5/10/21	65	72
Liberty Mutual Group, Inc. 4.85%, 8/1/44 (b)	125	128
Lloyds Bank PLC 6.50%, 9/14/20 (b)	370	429
Macquarie Bank Ltd. 6.63%, 4/7/21 (b)	260	301
Nationwide Building Society 6.25%, 2/25/20 (b)	545	640
Nationwide Financial Services, Inc. 5.38%, 3/25/21 (b)	410	463
Omega Healthcare Investors, Inc. 4.95%, 4/1/24	225	235
Platinum Underwriters Finance, Inc., Series B 7.50%, 6/1/17	305	341
PNC Financial Services Group, Inc. (The) 3.90%, 4/29/24	190	193
Principal Financial Group, Inc. 1.85%, 11/15/17	450	451
Prudential Financial, Inc., MTN 6.63%, 12/1/37	165	219
QBE Capital Funding III Ltd. 7.25%, 5/24/41 (b)(c)	325	355
Realty Income Corp. 3.25%, 10/15/22	350	346
Standard Chartered PLC 3.95%, 1/11/23 (b)(e)	235	227
	Face Amount (000)	Value (000)
Swedbank AB 2.38%, 2/27/19 (b)	$270	$272
Synchrony Financial 4.25%, 8/15/24	275	283
TD Ameritrade Holding Corp. 3.63%, 4/1/25	475	482
UnitedHealth Group, Inc., 1.40%, 10/15/17	20	20
2.88%, 3/15/23	750	747
Wells Fargo & Co., 4.13%, 8/15/23	170	179
5.61%, 1/15/44	250	295
Series M 3.45%, 2/13/23	245	249
		27,270
Industrials (18.2%)
21st Century Fox America, Inc. 4.75%, 9/15/44 (b)(e)	500	549
ABB Treasury Center USA, Inc. 2.50%, 6/15/16 (b)	580	592
ADT Corp. (The) 6.25%, 10/15/21 (e)	425	438
Albea Beauty Holdings SA 8.38%, 11/1/19 (b)	400	422
Altria Group, Inc., 2.85%, 8/9/22	25	24
5.38%, 1/31/44	260	297
Amazon.com, Inc. 3.80%, 12/5/24 (e)	475	488
American Gilsonite Co. 11.50%, 9/1/17 (b)	100	99
American Tower Corp. 4.70%, 3/15/22	250	263
Amgen, Inc. 5.15%, 11/15/41	174	197
Anadarko Petroleum Corp. 6.45%, 9/15/36	225	271
Anheuser-Busch InBev Finance, Inc. 3.70%, 2/1/24	425	442
Anheuser-Busch InBev Worldwide, Inc. 4.13%, 1/15/15	30	30
Apple, Inc., 2.40%, 5/3/23	265	258
4.45%, 5/6/44	250	276
AT&T, Inc. 6.30%, 1/15/38	80	97
Baidu, Inc. 2.75%, 6/9/19	450	449
Barrick Gold Corp. 4.10%, 5/1/23 (e)	235	229
Bayer US Finance LLC 3.38%, 10/8/24 (b)	200	204
Becton Dickinson and Co. 3.73%, 12/15/24	155	160
Bed Bath & Beyond, Inc. 5.17%, 8/1/44	215	225
BHP Billiton Finance USA Ltd. 3.85%, 9/30/23 (e)	350	369

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Bombardier, Inc. 6.13%, 1/15/23 (b)(e)	$404	$413
BP Capital Markets PLC 3.25%, 5/6/22	425	418
Caterpillar, Inc. 3.40%, 5/15/24	550	566
CC Holdings GS V LLC/Crown Castle GS III Corp. 3.85%, 4/15/23	275	274
Cequel Communications Holdings I LLC/ Cequel Capital Corp. 6.38%, 9/15/20 (b)	100	104
CEVA Group PLC 7.00%, 3/1/21 (b)(e)	335	325
Chrysler Group LLC/CG Co-Issuer, Inc. 8.00%, 6/15/19	350	370
CNH Industrial Capital LLC 3.25%, 2/1/17	278	275
CNOOC Finance 2013 Ltd. 3.00%, 5/9/23	420	398
Coca-Cola Co. 3.20%, 11/1/23 (e)	350	361
ConocoPhillips Co. 3.35%, 11/15/24 (e)	400	405
Continental Airlines Pass-Thru Certificates 6.13%, 4/29/18	150	159
Continental Resources, Inc. 4.90%, 6/1/44 (e)	450	391
CRH America, Inc. 6.00%, 9/30/16	405	436
Crown Castle International Corp. 5.25%, 1/15/23	5	5
CSC Holdings LLC 5.25%, 6/1/24 (b)	405	408
Daimler Finance North America LLC 2.25%, 7/31/19 (b)	465	464
Denbury Resources, Inc. 5.50%, 5/1/22 (e)	436	401
Devon Energy Corp. 3.25%, 5/15/22 (e)	250	246
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22	150	153
Dominion Gas Holdings LLC 3.60%, 12/15/24 (e)	225	229
eBay, Inc. 2.88%, 8/1/21	450	446
Eldorado Gold Corp. 6.13%, 12/15/20 (b)(e)	295	288
Eni SpA, Series GALP 0.25%, 11/30/15	200	242
Ensco PLC 5.75%, 10/1/44 (e)	200	201
Exide Technologies 8.63%, 2/1/18 (g)(h)	159	9
Experian Finance PLC 2.38%, 6/15/17 (b)	495	500
Ford Motor Credit Co., LLC 5.00%, 5/15/18	400	435
	Face Amount (000)	Value (000)
Freeport-McMoRan, Inc. 3.88%, 3/15/23	$325	$307
General Motors Financial Co., Inc. 4.38%, 9/25/21	375	392
Gilead Sciences, Inc. 4.80%, 4/1/44	275	306
GlaxoSmithKline Capital PLC 2.85%, 5/8/22	326	327
Glencore Funding LLC 4.13%, 5/30/23 (b)	370	362
Goldcorp, Inc. 3.70%, 3/15/23	436	426
Harley-Davidson Funding Corp. 6.80%, 6/15/18 (b)	290	336
HCA, Inc. 4.75%, 5/1/23	340	347
Heathrow Funding Ltd. 4.88%, 7/15/21 (b)	435	492
Hewlett-Packard Co., 3.75%, 12/1/20 (e)	180	186
4.65%, 12/9/21	155	166
Home Depot, Inc. 5.88%, 12/16/36	350	459
Illumina, Inc. 0.00%, 6/15/19 (b)(e)	332	366
Infor US, Inc. 9.38%, 4/1/19	150	161
Intel Corp., 2.70%, 12/15/22	300	299
2.95%, 12/15/35	313	412
International Business Machines Corp. 1.88%, 5/15/19	450	447
Kinder Morgan, Inc. 4.30%, 6/1/25 (e)	275	276
Kraft Foods Group, Inc. 5.38%, 2/10/20	26	30
Lamar Media Corp. 5.38%, 1/15/24	125	129
Liberty Media Corp. 1.38%, 10/15/23 (e)	345	342
Lundin Mining Corp. 7.50%, 11/1/20 (b)	314	312
LVMH Moet Hennessy Louis Vuitton SA 1.63%, 6/29/17 (b)	75	75
LYB International Finance BV 4.88%, 3/15/44	300	310
MasTec, Inc. 4.88%, 3/15/23	465	439
MDC Partners, Inc. 6.75%, 4/1/20 (b)	325	336
Medtronic, Inc., 3.63%, 3/15/24 (e) 340 354 4.63%, 3/15/45 (b)	200	218
Merck & Co., Inc. 2.80%, 5/18/23	300	298
Motorola Solutions, Inc. 4.00%, 9/1/24	275	277

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
NBC Universal Media LLC, 2.88%, 1/15/23	$175	$175
5.95%, 4/1/41	150	194
NBCUniversal Enterprise, Inc. 1.97%, 4/15/19 (b)	100	99
NetApp, Inc. 2.00%, 12/15/17	150	151
Noble Energy, Inc., 3.90%, 11/15/24	225	223
5.05%, 11/15/44 (e)	200	198
NOVA Chemicals Corp. 5.25%, 8/1/23 (b)	415	421
Novartis Capital Corp. 3.40%, 5/6/24	520	542
Nuance Communications, Inc. 2.75%, 11/1/31	253	253
NVIDIA Corp. 1.00%, 12/1/18	350	404
Omnicom Group, Inc. 3.65%, 11/1/24	215	216
ON Semiconductor Corp., Series B 2.63%, 12/15/26 (e)	227	271
Ooredoo International Finance Ltd. 3.25%, 2/21/23 (b)	350	338
Orange SA 9.00%, 3/1/31	15	23
PepsiCo, Inc. 3.60%, 3/1/24 (e)	425	445
Philip Morris International, Inc. 2.50%, 8/22/22	365	357
QVC, Inc. 4.38%, 3/15/23	325	327
Resort at Summerlin LP, Series B 13.00%, 12/15/07 (g)(h)(i)(j)(k)	299	—
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 9.50%, 6/15/19 (b)	109	116
Rowan Cos., Inc. 5.85%, 1/15/44 (e)	150	139
RR Donnelley & Sons Co. 7.88%, 3/15/21 (e)	300	333
SanDisk Corp. 0.50%, 10/15/20 (e)	350	422
Schlumberger Norge AS 1.25%, 8/1/17 (b)	225	225
Sinopec Group Overseas Development 2012 Ltd. 3.90%, 5/17/22 (b)	400	408
SK Telecom Co., Ltd. 2.13%, 5/1/18 (b)	200	200
Spectra Energy Capital LLC 3.30%, 3/15/23	450	428
Target Corp. 3.50%, 7/1/24 (e)	300	312
Telefonica Europe BV 8.25%, 9/15/30	45	63
	Face Amount (000)	Value (000)
Tiffany & Co. 4.90%, 10/1/44 (b)	$75	$78
Time Warner Cable, Inc. 4.50%, 9/15/42 (e)	450	464
Total Capital International SA 2.88%, 2/17/22	50	50
Transocean, Inc., 3.80%, 10/15/22 (e)	300	243
6.38%, 12/15/21 (e)	250	231
Tyson Foods, Inc. 3.95%, 8/15/24 (e)	465	482
United Airlines Pass-Through Trust, Series A 3.75%, 9/3/26	300	302
4.00%, 4/11/26 (e)	600	609
United Technologies Corp. 4.50%, 6/1/42	100	109
Vale Overseas Ltd., 5.63%, 9/15/19 (e)	50	53
6.88%, 11/10/39	5	5
Verizon Communications, Inc., 5.01%, 8/21/54 (b)	434	451
6.55%, 9/15/43	658	844
Volkswagen International Finance N.V. 2.38%, 3/22/17 (b)	360	367
Wal-Mart Stores, Inc. 5.25%, 9/1/35	285	344
Wesfarmers Ltd. 2.98%, 5/18/16 (b)	290	298
Yahoo!, Inc. 0.00%, 12/1/18	425	483
Zimmer Holdings, Inc. 5.75%, 11/30/39	190	231
		37,415
Utilities (2.1%)
Access Midstream Partners LP/ACMP Finance Corp. 4.88%, 5/15/23	425	433
Boston Gas Co. 4.49%, 2/15/42 (b)	275	297
CEZ AS 4.25%, 4/3/22 (b)	210	224
CMS Energy Corp. 5.05%, 3/15/22	50	56
DCP Midstream Operating LP 3.88%, 3/15/23	300	288
Enel Finance International N.V. 5.13%, 10/7/19 (b)	100	111
EnLink Midstream Partners LP 2.70%, 4/1/19	375	370
Exelon Generation Co., LLC 6.25%, 10/1/39	375	452
Jersey Central Power & Light Co. 4.70%, 4/1/24 (b)	575	615
Kinder Morgan Energy Partners LP 3.50%, 9/1/23 (e)	275	262
Kinder Morgan, Inc. 5.63%, 11/15/23 (b)	250	268

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Utilities (cont'd)
PPL WEM Holdings Ltd. 3.90%, 5/1/16 (b)	$460	$474
State Grid Overseas Investment 2013 Ltd. 3.13%, 5/22/23 (b)	410	402
TransAlta Corp. 4.50%, 11/15/22	50	50
		4,302
		68,987
Mortgages — Other (9.0%)
Alternative Loan Trust, 5.50%, 2/25/36 - 5/25/36	103	95
6.00%, 4/25/36 - 7/25/37	747	652
PAC 5.50%, 2/25/36	9	8
6.00%, 4/25/36	32	28
Banc of America Alternative Loan Trust, 0.82%, 7/25/46 (c)	396	268
5.50%, 10/25/35	1,835	1,714
5.86%, 10/25/36	572	389
5.91%, 10/25/36 (c)	1,158	788
6.00%, 4/25/36	407	420
Banc of America Funding Trust, 0.54%, 8/25/36 (c)	47	41
6.00%, 7/25/37	42	32
Chase Mortgage Finance Trust 6.00%, 10/25/36	448	397
Chaseflex Trust 6.00%, 2/25/37	679	598
Fannie Mae Connecticut Avenue Securities 5.06%, 11/25/24 (c)	698	710
First Horizon Alternative Mortgage Securities Trust, 6.00%, 8/25/36	25	21
6.25%, 8/25/36	348	287
Freddie Mac Structured Agency Credit Risk Debt Notes, 3.92%, 9/25/24 (c)	317	290
4.17%, 8/25/24 (c)	306	291
4.41%, 11/25/23 (c)	700	708
4.72%, 10/25/24 (c)	901	890
GS Mortgage Securities Trust 0.90%, 9/10/47 (c)	5,409	328
GSMSC Pass-Through Trust 7.50%, 9/25/36 (b)(c)	501	434
GSR Mortgage Loan Trust 5.75%, 1/25/37	451	443
Harborview Mortgage Loan Trust 0.35%, 1/19/38 (c)	297	254
Impac CMB Trust 0.90%, 4/25/35 (c)	311	238
IndyMac Index Mortgage Loan Trust 2.38%, 11/25/35 (c)	626	531
JP Morgan Alternative Loan Trust, 6.00%, 12/25/35 - 8/25/36	256	239
	Face Amount (000)		Value (000)
JP Morgan Mortgage Trust, 2.61%, 4/25/35 (c)		$398	$402
2.80%, 6/25/37 (c)		146	135
6.00%, 6/25/37		172	166
Lehman Mortgage Trust, 5.50%, 11/25/35 - 2/25/36		779	769
6.50%, 9/25/37		1,471	1,279
RALI Trust, 0.35%, 12/25/36 (c)		848	656
0.67%, 3/25/35 (c)		619	467
5.50%, 12/25/34		1,157	1,176
6.00%, 4/25/36 - 1/25/37		560	451
PAC 6.00%, 4/25/36		35	29
Residential Asset Securitization Trust 6.00%, 7/25/36		55	49
Springleaf Mortgage Loan Trust 3.56%, 12/25/59 (b)(c)		650	661
Structured Asset Mortgage Investments II Trust 0.40%, 8/25/36 (c)		536	165
Washington Mutual Mortgage Pass-Through Certificates Trust, 0.88%, 4/25/47 (c)		538	435
1.09%, 7/25/46 (c)		700	598
			18,532
Municipal Bonds (1.0%)
City of Chicago, IL, O'Hare International Airport Revenue
6.40%, 1/1/40		115	156
City of New York, NY, Series G-1 5.97%, 3/1/36		245	315
Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds 6.18%, 1/1/34		705	921
Municipal Electric Authority of Georgia 6.66%, 4/1/57		435	573
			1,965
Sovereign (5.4%)
Brazilian Government International Bond, 4.25%, 1/7/25		200	200
5.00%, 1/27/45 (e)		405	399
5.63%, 1/7/41		218	236
Hellenic Republic Government Bond, 2.00%, 2/24/25 (l)	EUR	845	610
3.38%, 7/17/17 (b)		660	644
Hungary Government International Bond 5.38%, 3/25/24		$182	197
KazMunayGas National Co., JSC, 6.38%, 4/9/21 (b)		600	610
9.13%, 7/2/18 (b)		100	110
Mexico Government International Bond 3.63%, 3/15/22		866	887
Pertamina Persero PT 4.88%, 5/3/22		1,700	1,704

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Sovereign (cont'd)
Peruvian Government International Bond, 7.35%, 7/21/25		$10	$13
8.75%, 11/21/33 (e)		16	25
Petroleos de Venezuela SA 6.00%, 11/15/26		550	204
Petroleos Mexicanos, 4.88%, 1/24/22		730	766
5.50%, 1/21/21		60	65
6.63%, 6/15/35		33	38
6.63%, 6/15/38 (e)		25	29
8.00%, 5/3/19		15	18
Poland Government International Bond 5.00%, 3/23/22		780	876
Portugal Obrigacoes do Tesouro OT, 3.88%, 2/15/30 (b)	EUR	260	330
4.10%, 4/15/37 (b)		1,830	2,354
Spain Government International Bond 4.00%, 3/6/18 (b)		$500	527
Turkey Government International Bond, 6.75%, 4/3/18		100	112
6.88%, 3/17/36		17	21
8.00%, 2/14/34		15	21
11.88%, 1/15/30 (e)		19	34
			11,030
U.S. Agency Security (1.5%)
Federal Home Loan Mortgage Corporation 1.25%, 10/2/19		3,200	3,132
U.S. Treasury Securities (10.4%)
U.S. Treasury Bonds, 2.75%, 11/15/42		4,350	4,346
3.13%, 2/15/43		850	913
U.S. Treasury Inflation Indexed Bond 0.13%, 7/15/24		3,300	3,183
U.S. Treasury Notes, 0.63%, 5/31/17		8,475	8,428
0.75%, 6/30/17		4,500	4,483
			21,353
Total Fixed Income Securities (Cost $182,866)			188,133
	Shares
Short-Term Investments (27.2%)
Security held as Collateral on Loaned Securities (5.4%)
Investment Company (5.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)		11,105,592	11,106
Total Security held as Collateral on Loaned Securities (Cost $11,106)			11,106
Investment Company (21.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $44,248)		44,247,816	44,248
	Face Amount (000)	Value (000)
U.S. Treasury Securities (0.3%)
U.S. Treasury Bills, 0.01%, 2/12/15 (m)(n)	$95	$95
0.03%, 2/12/15 (m)(n)	55	55
0.04%, 2/12/15 (m)(n)	395	395
0.05%, 2/12/15 (m)(n)	163	163
Total U.S. Treasury Securities (Cost $708)		708
Total Short-Term Investments (Cost $56,062)		56,062
Total Investments (118.8%) (Cost $238,928) Including $14,047 of Securities Loaned (o)		244,195
Liabilities in Excess of Other Assets (-18.8%)		(38,687)
Net Assets (100.0%)		$205,508

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2014.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at December 31, 2014.

(e)  All or a portion of this security was on loan at December 31, 2014.

(f)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2014.

(g)  Issuer in bankruptcy.

(h)  Non-income producing security; bond in default.

(i)  Security has been deemed illiquid at December 31, 2014.

(j)  Acquired through exchange offer.

(k)  At December 31, 2014, the Portfolio held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(l)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of December 31, 2014. Maturity date disclosed is the ultimate maturity date.

(m)  Rate shown is the yield to maturity at December 31, 2014.

(n)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(o)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

IO  Interest Only.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at December 31, 2014:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)			Value (000)	Unrealized Appreciation (Depreciation) (000)
Citibank NA	JPY	94,393	$788	1/5/15	USD	792		$792	$4
Citibank NA	USD	6	6	1/5/15	MXN	92		6	(—	@)
Deutsche Bank AG	NOK	9	1	1/5/15	USD	1		1	—	@
HSBC Bank PLC	MXN	92	6	1/5/15	USD	7		7	1
HSBC Bank PLC	NZD	4	3	1/5/15	USD	3		3	(—	@)
HSBC Bank PLC	USD	6,173	6,173	1/5/15	EUR	5,068		6,132	(41)
HSBC Bank PLC	USD	782	782	1/5/15	JPY	94,393		788	6
HSBC Bank PLC	USD	1	1	1/5/15	NOK	9		1	(—	@)
JPMorgan Chase Bank NA	USD	1,566	1,566	1/5/15	AUD	1,933		1,578	12
JPMorgan Chase Bank NA	USD	3	3	1/5/15	NZD	4		3	—	@
UBS AG	AUD	1,933	1,578	1/5/15	USD	1,642		1,642	64
UBS AG	CAD	11	10	1/5/15	USD	10		10	—	@
UBS AG	CHF	10	10	1/5/15	USD	10		10	—	@
UBS AG	EUR	5,068	6,133	1/5/15	USD	6,322		6,322	189
UBS AG	SEK	6,279	806	1/5/15	USD	840		840	34
UBS AG	USD	10	10	1/5/15	CAD	11		10	—	@
UBS AG	USD	10	10	1/5/15	CHF	10		10	(—	@)
UBS AG	USD	1	1	1/5/15	EUR	—	@	1	(—	@)
UBS AG	USD	805	805	1/5/15	SEK	6,279		805	—	@
Citibank NA	MXN	92	6	2/4/15	USD	6		6	—	@
HSBC Bank PLC	EUR	5,068	6,134	2/4/15	USD	6,175		6,175	41
HSBC Bank PLC	JPY	94,393	788	2/4/15	USD	782		782	(6)
HSBC Bank PLC	NOK	9	1	2/4/15	USD	1		1	—	@
JPMorgan Chase Bank NA	AUD	1,933	1,574	2/4/15	USD	1,562		1,562	(12)
JPMorgan Chase Bank NA	NZD	4	3	2/4/15	USD	3		3	(—	@)
UBS AG	CAD	11	10	2/4/15	USD	10		10	(—	@)
UBS AG	SEK	6,279	805	2/4/15	USD	805		805	(—	@)
UBS AG	USD	10	10	2/4/15	CHF	10		10	(—	@)
			$28,023					$28,315	$292

Futures Contracts:

The Portfolio had the following futures contracts open at December 31, 2014:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	346	$75,633	Mar-15	$(103)
U.S. Treasury 5 yr. Note	194	23,072	Mar-15	(22)
U.S. Treasury Long Bond	10	1,446	Mar-15	37
	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long: (cont'd)
U.S. Treasury Ultra Long Bond	27	$4,460	Mar-15	$196
Short:
U.S. Treasury 10 yr. Note	244	(30,938)	Mar-15	(145)
				$(37)

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at December 31, 2014:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (Received) (000)	Unrealized Depreciation (000)	Value (000)	Credit Rating of Reference Obligation† (Unaudited)
Barclays Bank PLC Yum! Brands, Inc.	Buy	$900	1.00%	12/20/18	$(16)	$(2)	$(18)	BBB
Barclays Bank PLC Diagnostics, Inc	Buy	895	1.00	3/20/19	17	(30)	(13)	BBB+
Morgan Stanley & Co., LLC* CDX.NA.IG.22	Buy	7,650	1.00	12/20/19	(122)	(2)	(124)	NR
		$9,445			$(121)	$(34)	$(155)

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at December 31, 2014:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	6 Month CDOR	Receive	1.59%	11/25/16	CAD	34,500	$(21)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Pay	1.09	11/30/16		$30,000	(54)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	0.90	12/24/16		20,300	(7)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.14	7/23/17		9,023	(43)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.06	8/21/17		18,700	(21)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.18	9/4/17		6,000	(23)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.17	9/5/17		10,800	(39)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.18	9/5/17		1,650	(6)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.19	9/10/17		5,400	(21)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.71	8/21/19		6,201	(39)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.81	9/4/19		1,850	(19)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.80	9/5/19		3,251	(31)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.82	9/5/19		500	(5)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.85	9/10/19		1,566	(18)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Pay	2.29	12/24/24		4,300	2
							$(345)

@  Value is less than $500.

†  Credit rating as issued by Standard & Poor's.

*  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC

NR  Not Rated.

LIBOR  London Interbank Offered Rate.

CDOR  Canadian Dealer Offered Rate.

AUD  — Australian Dollar

CAD  — Canadian Dollar

CHF  — Swiss Franc

EUR  — Euro

JPY  — Japanese Yen

MXN  — Mexican Peso

NOK  — Norwegian Krone

NZD  — New Zealand Dollar

SEK  — Swedish Krona

USD  — United States Dollar

The accompanying notes are an integral part of the financial statements.
13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Short-Term Investments	19.3%
Agency Fixed Rate Mortgages	17.9
Industrials	16.1
Other**	11.9
Finance	11.7
U.S. Treasury Securities	9.2
Mortgages – Other	8.0
Commercial Mortgage-Backed Securities	5.9
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with an underlying face amount of approximately $135,549,000 with net unrealized depreciation of approximately $37,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $292,000 and does not include open swap agreements with net unrealized depreciation of approximately $379,000.

The accompanying notes are an integral part of the financial statements.
14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $183,574)	$188,841
Investment in Security of Affiliated Issuer, at Value (Cost $55,354)	55,354
Total Investments in Securities, at Value (Cost $238,928)	244,195
Foreign Currency, at Value (Cost $ —@)	— @
Cash	1,939
Receivable for Investments Sold	3,048
Interest Receivable	1,223
Receivable for Portfolio Shares Sold	551
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	351
Receivable for Variation Margin on Futures Contracts	290
Premium Paid on Open Swap Agreements	17
Tax Reclaim Receivable	17
Receivable from Affiliate	4
Other Assets	6
Total Assets	251,641
Liabilities:
Payable for Investments Purchased	32,347
Collateral on Securities Loaned, at Value	13,045
Payable for Portfolio Shares Redeemed	322
Payable for Advisory Fees	131
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	59
Unrealized Depreciation on Swap Agreements	53
Payable for Professional Fees	51
Payable for Administration Fees	43
Payable for Distribution Fees — Class II Shares	20
Premium Received on Open Swap Agreements	16
Payable for Custodian Fees	12
Payable for Variation Margin on Swap Agreements	5
Payable for Transfer Agent Fees	4
Payable for Directors' Fees and Expenses	3
Other Liabilities	22
Total Liabilities	46,133
NET ASSETS	$205,508
Net Assets Consist of:
Paid-in-Capital	$264,007
Accumulated Undistributed Net Investment Income	5,748
Accumulated Net Realized Loss	(69,382)
Unrealized Appreciation (Depreciation) on:
Investments	5,267
Futures Contracts	(37)
Swap Agreements	(379)
Foreign Currency Forward Exchange Contracts	292
Foreign Currency Translations	(8)
Net Assets	$205,508
CLASS I:
Net Assets	$100,671
Net Asset Value, Offering and Redemption Price Per Share Applicable to 9,423,972 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.68
CLASS II:
Net Assets	$104,837
Net Asset Value, Offering and Redemption Price Per Share Applicable to 9,840,395 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.65
(1) Including:
Securities on Loan, at Value:	$14,047

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Core Plus Fixed Income Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$6,232
Income from Securities Loaned — Net	34
Dividends from Security of Affiliated Issuer (Note G)	16
Total Investment Income	6,282
Expenses:
Advisory Fees (Note B)	678
Administration Fees (Note C)	452
Distribution Fees — Class II Shares (Note D)	270
Professional Fees	103
Custodian Fees (Note F)	69
Pricing Fees	53
Shareholder Reporting Fees	48
Transfer Agency Fees (Note E)	15
Directors' Fees and Expenses	5
Other Expenses	19
Expenses Before Non Operating Expenses	1,712
Reorganization Expense	(46)*
Total Expenses	1,666
Waiver of Advisory Fees (Note B)	(176)
Distribution Fees — Class II Shares Waived (Note D)	(77)
Rebate from Morgan Stanley Affiliate (Note G)	(33)
Net Expenses	1,380
Net Investment Income	4,902
Realized Gain (Loss):
Investments Sold	3,726
Foreign Currency Forward Exchange Contracts	883
Foreign Currency Transactions	(1)
Futures Contracts	1,325
Swap Agreements	188
Net Realized Gain	6,121
Change in Unrealized Appreciation (Depreciation):
Investments	3,863
Foreign Currency Forward Exchange Contracts	332
Foreign Currency Translations	(8)
Futures Contracts	247
Swap Agreements	(2,161)
Net Change in Unrealized Appreciation (Depreciation)	2,273
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	8,394
Net Increase in Net Assets Resulting from Operations	$13,296

*  Over accrual of prior year expenses.

The accompanying notes are an integral part of the financial statements.
16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$4,902	$4,477
Net Realized Gain	6,121	1,263
Net Change in Unrealized Appreciation (Depreciation)	2,273	(5,974)
Net Increase (Decrease) in Net Assets Resulting from Operations	13,296	(234)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(3,127)	(4,149)
Class II:
Net Investment Income	(2,121)	(1,714)
Total Distributions	(5,248)	(5,863)
Capital Share Transactions:(1)
Class I:
Subscribed	13,849	13,360
Issued due to a tax-free reorganization	—	8,957
Distributions Reinvested	3,127	4,149
Redeemed	(26,526)	(37,534)
Class II:
Subscribed	54,495	21,681
Issued due to a tax-free reorganization	—	9,982
Distributions Reinvested	2,121	1,714
Redeemed	(21,586)	(17,123)
Net Increase in Net Assets Resulting from Capital Share Transactions	25,480	5,186
Total Increase (Decrease) in Net Assets	33,528	(911)
Net Assets:
Beginning of Period	171,980	172,891
End of Period (Including Accumulated Undistributed Net Investment Income of $5,748 and $5,315, respectively)	$205,508	$171,980
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,312	1,268
Shares Issued due to a tax-free reorganization	—	901
Shares Issued on Distributions Reinvested	300	412
Shares Redeemed	(2,512)	(3,619)
Net Decrease in Class I Shares Outstanding	(900)	(1,038)
Class II:
Shares Subscribed	5,154	2,113
Shares Issued due to a tax-free reorganization	—	1,005
Shares Issued on Distributions Reinvested	204	170
Shares Redeemed	(2,049)	(1,652)
Net Increase in Class II Shares Outstanding	3,309	1,636

The accompanying notes are an integral part of the financial statements.
17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.21	$10.64	$10.19	$10.01	$9.92
Income (Loss) from Investment Operations:
Net Investment Income†	0.30	0.29	0.33	0.39	0.34
Net Realized and Unrealized Gain (Loss)	0.49	(0.33)	0.61	0.17	0.36
Total from Investment Operations	0.79	(0.04)	0.94	0.56	0.70
Distributions from and/or in Excess of:
Net Investment Income	(0.32)	(0.39)	(0.49)	(0.38)	(0.61)
Net Asset Value, End of Period	$10.68	$10.21	$10.64	$10.19	$10.01
Total Return ++	7.85%	(0.32)%	9.44%	5.65%	7.14%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$100,671	$105,420	$120,903	$131,361	$154,029
Ratio of Expenses to Average Net Assets(1)	0.65%+	0.69%+	0.69%+	0.67%+	0.69	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.68%	N/A	N/A	N/A	0.69	%+
Ratio of Net Investment Income to Average Net Assets(1)	2.83%+	2.75%+	3.18%+	3.89%+	3.44	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.01%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	320%	249%	245%	240%	294%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.80%	0.78%	0.75%	N/A	0.76	%+
Net Investment Income to Average Net Assets	2.68%	2.66%	3.12%	N/A	3.38	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the financial statements.
18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Financial Highlights

Core Plus Fixed Income Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.19	$10.62	$10.17	$9.99	$9.84
Income (Loss) from Investment Operations:
Net Investment Income†	0.27	0.26	0.31	0.37	0.32
Net Realized and Unrealized Gain (Loss)	0.49	(0.33)	0.61	0.16	0.35
Total from Investment Operations	0.76	(0.07)	0.92	0.53	0.67
Distributions from and/or in Excess of:
Net Investment Income	(0.30)	(0.36)	(0.47)	(0.35)	(0.52)
Net Asset Value, End of Period	$10.65	$10.19	$10.62	$10.17	$9.99
Total Return ++	7.57%	(0.58)%	9.19%	5.40%	6.86%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$104,837	$66,560	$51,988	$48,855	$48,234
Ratio of Expenses to Average Net Assets(1)	0.90%+	0.94%+	0.94%+	0.92%+	0.94	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.93%	N/A	N/A	N/A	0.94	%+
Ratio of Net Investment Income to Average Net Assets(1)	2.58%+	2.50%+	2.93%+	3.64%+	3.19	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.01%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	320%	249%	245%	240%	294%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.15%	1.13%	1.10%	1.03%	1.11	%+
Net Investment Income to Average Net Assets	2.33%	2.31%	2.77%	3.53%	3.03	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the financial statements.
19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio invests primarily in a diversified mix of U.S. dollar denominated investment grade fixed income securities, particularly U.S. government, corporate, mortgage and asset-backed securities. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

On September 9, 2013, the Portfolio acquired the net assets of Morgan Stanley Select Dimensions Flexible Income Portfolio ("Flexible Income Portfolio"), an open-end investment company, based on the respective valuations as of the close of business on September 6, 2013, pursuant to a Plan of Reorganization approved by the shareholders of Flexible Income Portfolio on August 1, 2013 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc. with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 901,099 Class I shares of the Portfolio at a net asset value of $9.94 per share for 1,566,416 Class X shares of Flexible Income Portfolio; 1,005,279 Class II shares of the Portfolio at a net asset value of $9.93 for 1,751,609 Class Y shares of Flexible Income Portfolio. The net assets of Flexible Income Portfolio before the Reorganization were approximately $18,939,000, including unrealized appreciation of approximately $121,000 at September 6, 2013. The investment portfolio of Flexible Income Portfolio, with a fair value of approximately $18,853,000 and identified cost of approximately $18,732,000 on September 6, 2013, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from Flexible Income Portfolio was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Immediately prior to the Reorganization, the net assets of the Portfolio were approximately $154,883,000. Immediately after the Reorganization, the net assets of the Portfolio were approximately $173,822,000.

Upon closing of the Reorganization, shareholders of Flexible Income Portfolio received shares of the Portfolio as follows:

Flexible Income Portfolio	Core Plus Fixed Income Portfolio
Class X	Class I
Class Y	Class II

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the period ended December 31, 2013, are as follows:

Net investment income(1)	$5,564,000
Net realized loss and unrealized loss(2)	$(4,115,000)
Net increase in net assets resulting from operations	$1,449,000

(1)Approximately $4,477,000 as reported, plus approximately $770,000 Flexible Income Portfolio prior to the Reorganization, plus approximately $317,000 of estimated pro-forma eliminated expenses.

(2)Approximately $(4,711,000) as reported, plus approximately $596,000 Flexible Income Portfolio prior to the Reorganization.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Flexible Income Portfolio that have been included in the Portfolio's Statement of Operations since September 9, 2013.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) futures are valued at the latest price published by the commodities exchange on which they trade; (3) swaps are marked-to-market daily based upon quotations from market makers; (4) when market quotations are not readily available,
20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$477	$—		$477
Agency Fixed Rate Mortgages	—	41,696	—		41,696
Asset-Backed Securities	—	2,432	—		2,432
Collateralized Mortgage Obligations - Agency Collateral Series	—	4,859	—		4,859
Commercial Mortgage-Backed Securities	—	13,670	—		13,670
Corporate Bonds	—	68,987	—	†	68,987	†
Mortgages - Other	—	18,532	—		18,532
Municipal Bonds	—	1,965	—		1,965
Sovereign	—	11,030	—		11,030
U.S. Agency Security	—	3,132	—		3,132
U.S. Treasury Securities	—	21,353	—		21,353
Total Fixed Income Securities	—	188,133	—	†	188,133	†
Short-Term Investments
Investment Company	55,354	—	—		55,354
U.S. Treasury Securities	—	708	—		708
Total Short-Term Investments	55,354	708	—		56,062
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Foreign Currency Forward Exchange Contracts	$—	$351	$—		$351
Futures Contracts	233	—	—		233
Interest Rate Swap Agreement	—	2	—		2
Total Assets	55,587	189,194	—	†	244,781 †
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(59)	—		(59)
Futures Contracts	(270)	—	—		(270)
Credit Default Swap Agreements	—	(34)	—		(34)
Interest Rate Swap Agreements	—	(347)	—		(347)
Total Liabilities	(270)	(440)	—		(710)
Total	$55,317	$188,754	$—	†	$244,071 †

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Corporate Bond (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2014	$—

†  Includes one security which is valued at zero.

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into over-the-counter ("OTC") swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments received or paid by the Portfolio will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$351
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	233	(a)
Swap Agreement	Variation Margin on Swap Agreement	Interest Rate Risk	2	(a)
Total			$586
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(59)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(270	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(32)
Swap Agreement	Unrealized Depreciation on Swap Agreement	Interest Rate Risk	(21)
Swap Agreement	Variation Margin on Swap Agreement	Credit Risk	(2	)(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(326	)(a)
Total			$(710)

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$883
Interest Rate Risk	Futures Contracts	1,325
Credit Risk	Swap Agreements	192
Interest Rate Risk	Swap Agreements	(4)
Total		$2,396
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$332
Interest Rate Risk	Futures Contracts	247
Credit Risk	Swap Agreements	22
Interest Rate Risk	Swap Agreements	(2,183)
Total		$(1,582)

At December 31, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$351	$(59)
Swap Agreements	—	(53)
Total	$351	$(112)

(b)  Excludes exchange traded derivatives.

(c)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Citibank NA	$4		$ (— @)	$—	$4
Deutsche Bank AG	—	@	—	—	— @
HSBC Bank PLC	48		(47)	—	1
JPMorgan Chase Bank NA	12		(12)	—	0
UBS AG	287		(— @)	—	287
Total	$351		$(59)	$—	$292
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$32		$—	$—	$32
Citibank NA	—	@	(— @)	—	0
Goldman Sachs International	21		—	—	21
HSBC Bank PLC	47		(47)	—	0
JPMorgan Chase Bank NA	12		(12)	—	0
UBS AG	—	@	(— @)	—	0
Total	$112		$(59)	$—	$53

@  Amount is less than $500.

26

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

For the year ended December 31, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$26,322,000
Futures Contracts:
Average monthly original value	$77,953,000
Swap Agreements:
Average monthly notional amount	$70,734,000

5.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned – Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$14,047	(d)	$—	$(14,047	)(e)(f)	$0

(d)  Represents market value of loaned securities at period end.

(e)  The Portfolio received cash collateral of approximately $13,045,000, of which approximately $11,106,000 was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2014, there was uninvested cash of approximately $1,939,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $1,301,000 in the form of U.S. Government agency securities and U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f)  The actual collateral received is greater than the amount shown here due to overcollateralization.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios

27

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.375%	0.30%

For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.26% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I shares and 0.95% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $176,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee,

accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.10% of the 0.35% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action appropriate. For the year ended December 31, 2014, this waiver amounted to approximately $77,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $61,903,000 and $44,196,000, respectively. For the year ended December 31, 2014, purchases and sales of long-term U.S. Government securities were approximately $517,564,000 and $513,917,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities

28

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investments in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $33,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2014 (000)
$19,513	$93,709	$57,868	$16	$55,354

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$5,248	$—	$5,863	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap transactions and paydown adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$779	$(779)	$—

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$6,565	$—

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $238,939,000. The aggregate gross unrealized appreciation is approximately $8,262,000 and the aggregate gross unrealized depreciation is approximately $3,006,000 resulting in net unrealized appreciation of approximately $5,256,000.

29

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

At December 31, 2014, the Portfolio had available for Federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)	Expiration*
$422	December 31, 2015
37,317	December 31, 2016
31,734	December 31, 2017

*  Includes capital losses acquired from Flexible Income Portfolio that may be subject to limitation under IRC section 382 in future years, reducing the total carryforward available.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $5,699,000.

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 48% and 90%, for Class I and Class II shares, respectively.

30

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Core Plus Fixed Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Core Plus Fixed Income Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmationof securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Plus Fixed Income Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 20, 2015

31

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

32

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E.-Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	98	None.

33

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

34

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

35

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFCPFIANN
1109039 Exp. 02.29.16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Emerging Markets Debt Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	22
Federal Tax Notice	23
Director and Officer Information	24

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Expense Example (unaudited)

Emerging Markets Debt Portfolio

As a shareholder of the Emerging Markets Debt Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Debt Portfolio Class I	$1,000.00	$950.60	$1,019.76	$5.31	$5.50	1.08%
Emerging Markets Debt Portfolio Class II	1,000.00	949.80	1,019.51	5.55	5.75	1.13

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Investment Overview (unaudited)

Emerging Markets Debt Portfolio

The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 2.93%, net of fees, for Class I shares and 2.89%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed against the Portfolio's benchmark, the J.P. Morgan Emerging Markets Bond Global Index (the "Index"), which returned 5.53%.

Factors Affecting Performance

•  2014 ended much as it began, with a pessimistic cloud hanging over financial markets. The downtrend in performance, most evident in emerging market (EM) currencies, was kicked off by the "taper tantrum" of the summer of 2013, which triggered outflows on concerns of external funding vulnerability, and culminated with growth concerns in China and a geopolitical crisis where Russia annexed the Crimean peninsula from Ukraine. Subsequently, attractive valuations, as well as the first hints of stabilization in externally vulnerable countries, brought inflows back to the asset class and supported a rebound in EM assets starting late in the first quarter of 2014. The continuation of the global carry trade, a strategy of borrowing at a low rate to invest at a higher rate, was supported by global central bank actions. Subdued inflation data provided room for the U.S. Federal Reserve (Fed) to maintain its lower-for-longer interest rate pledge, alleviating worries of a sudden start to the rate hike cycle. After projections indicated that it would fail to meet its 2% inflation target, the Bank of Japan (BOJ) announced that would enlarge its annual quantitative easing target from 60-70 trillion yen to 80 trillion yen. Disinflationary trends and signs of credit constraints prompted the European Central Bank (ECB) to cut policy rates into negative territory and begin to lay the groundwork to implement some form of quantitative easing. The rally in EM assets topped out in mid-to-late summer and began to fade as investors lost their appetite for risk after a flare-up in the conflict between Russia and Ukraine, disappointing global growth, and weakening commodity and energy prices threatened the fiscal and current account balances of many emerging economies.

•  Despite the setbacks and spreads widening +77 basis points, EM external debt ended the year up +5.53%, as measured by the Index in U.S. dollars.(i) Performance in the Index was driven by the investment grade segment, which returned +9.07%, while the high yield segment detracted –3.21% from the Index's returns. Contrary to the expectations of financial markets, 10-year U.S. Treasury yields fell 86 basis points in the year, aiding the performance of longer-dated assets. Ukrainian bonds were the worst-performing segment in the year, falling 29.8%, as the conflict in the Eastern region took its toll. Oil prices dropping more than 50% over the year sent the bonds of oil producing nations down in the period. Venezuela, Russia, and Ecuador were the hardest hit countries. The drop in oil revenues exacerbated Venezuela's tenuous fiscal situation as the Maduro government was unwilling or unable to enact serious reforms to alleviate the problems. Overall flows into EM external debt reached a total of +$16.3 billion in 2014 (according to JP Morgan data), well below the averages of the previous years, but a rebound from 2013. Given the widening performance differential between external and domestic debt over the past two years, investors have been increasingly passing the asset allocation decision to the professional investment manager, as evidenced by the growing fund flows to blended mandates that combine both external and domestic debt.

•  The Portfolio's underweight position and security selection in Ukraine, as well as its overweight position and security selection in Indonesia, contributed to relative performance in 2014. Also contributing to relative performance was the Portfolio's underweight position in Zambia and Ecuador, as well as an overweight position in Hungary, security selection in Mexico, and an opportunistic investment in Greece.

•  The Portfolio's overweight positions in Venezuela (partially mitigated by security selection), Russia (which was overweight in the beginning of the year then reduced to an underweight), and Kazakhstan, detracted from relative performance in 2014. Also detracting from relative performance were the Portfolio's underweight position and security selection in Argentina, security selection in Colombia, as well as an underweight position in Turkey and avoiding Lebanon. The use of U.S. Treasury futures to reduce interest rate duration detracted from performance, as U.S. Treasury yields fell in the year.

(i)  Source for market data: Bloomberg L.P.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Investment Overview (unaudited) (cont'd)

Emerging Markets Debt Portfolio

Management Strategies

•  We expect policy makers in the developed markets (DM), primarily the U.S. and the U.K., to continue their steady withdrawal of monetary stimulus, in sync with a cyclical recovery in economic activity. While DM monetary tightening could continue to generate volatility in EM assets, faster DM growth should bode well for EM growth in the medium term. In addition, a continued dovish stance by the ECB, BOJ, and the central bank of China, may support EM economies and could partially offset the effects of a less accommodative U.S. monetary policy.

•  The primary risks that we continue to monitor are the path of Chinese economic growth and policy, the continued weakness in commodity prices, the potential for rising interest rates in the U.S., and ongoing geopolitical events in Europe and the Middle East. The elections in Greece once again raised the possibility that Greece could exit the eurozone and the potential impacts could add to financial market volatility. A slowing China will likely continue to weigh on commodity prices and commodity-exporting economies, while, conversely, reducing fiscal and inflationary pressures on oil-importing countries. Such a scenario may provide opportunities to benefit from the diverging economic trajectories. Divergence in G3 (U.S., Japan and Europe) monetary policy path remains supportive of a long U.S. dollar bias.

•  We believe 2015 may look remarkably similar to 2014, with macro and policy divergence being the main drivers of asset price performance. We expect EM sovereign debt to post solid returns in the medium term, and episodic setbacks, such as those experienced in the second half of 2014, are to be expected. We believe there may be selective opportunities to add to sovereign debt of countries with attractive valuations, comfortable external positions, or favorable growth prospects. We remain marginally cautious on domestic debt even after the broad-based weakness in EM currencies versus the U.S. dollar experienced over the past year, as the macroeconomic adjustment towards higher real rates and lower current account deficits has not reached its full conclusion. In this regard, we will be watching policy makers closely to ensure that they recommit to prudent policies during this adjustment process.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the J.P. Morgan Emerging Markets Bond Global ("EMBG") Index(1)

	Period Ended December 31, 2014
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	2.93%	5.41%	6.68%	7.15%
J.P. Morgan EMBG Index	5.53	7.27	7.68	8.65
Portfolio – Class II(4)	2.89	5.36	6.62	8.50
J.P. Morgan EMBG Index	5.53	7.27	7.68	9.44

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The J.P. Morgan Emerging Markets Bond Global ("EMBG") Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on June 16, 1997.

(4)  Commenced offering on December 19, 2002.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (98.2%)
Argentina (0.5%)
Sovereign (0.5%)
Republic of Argentina, 2.50%, 12/31/38 (a)(b)(c)	$2,400	$1,236
Brazil (7.0%)
Corporate Bonds (4.2%)
Banco Safra SA, 6.75%, 1/27/21	870	935
6.75%, 1/27/21 (d)	1,280	1,376
BRF SA, 4.75%, 5/22/24 (d)(e)	2,030	1,977
CIMPOR Financial Operations BV, 5.75%, 7/17/24 (d)	1,458	1,283
Minerva Luxembourg SA, 8.75%, 4/3/19 (d)(e)(f)(g)	1,400	1,351
Odebrecht Offshore Drilling Finance Ltd., 6.63%, 10/1/23 (d)	693	623
6.75%, 10/1/22 (d)	3,855	3,537
		11,082
Sovereign (2.8%)
Brazil Minas SPE via State of Minas Gerais, 5.33%, 2/15/28 (d)	4,150	4,119
Brazilian Government International Bond, 5.00%, 1/27/45 (e)	3,309	3,259
		7,378
		18,460
Chile (4.7%)
Corporate Bonds (2.1%)
Colbun SA, 4.50%, 7/10/24 (d)	1,530	1,535
Corp. Nacional del Cobre de Chile, 4.88%, 11/4/44 (d)	2,080	2,121
Empresa Electrica Angamos SA, 4.88%, 5/25/29 (d)	1,405	1,386
GNL Quintero SA, 4.63%, 7/31/29 (d)	574	582
		5,624
Sovereign (2.6%)
Empresa Nacional del Petroleo, 4.75%, 12/6/21 (e)	3,600	3,663
5.25%, 8/10/20	3,000	3,174
		6,837
		12,461
China (3.1%)
Sovereign (3.1%)
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23	7,770	8,163
	Face Amount (000)	Value (000)
Colombia (3.2%)
Corporate Bonds (1.3%)
Ecopetrol SA, 5.88%, 5/28/45	$628	$584
Pacific Rubiales Energy Corp., 5.38%, 1/26/19 (d)(e)	2,150	1,858
5.63%, 1/19/25 (d)(e)	1,400	1,078
		3,520
Sovereign (1.9%)
Colombia Government International Bond, 4.38%, 7/12/21	1,500	1,590
7.38%, 3/18/19	1,040	1,227
11.75%, 2/25/20	1,550	2,207
		5,024
		8,544
Croatia (2.3%)
Sovereign (2.3%)
Croatia Government International Bond, 5.50%, 4/4/23	1,620	1,686
6.00%, 1/26/24 (d)(e)	4,090	4,428
		6,114
Dominican Republic (0.3%)
Sovereign (0.3%)
Dominican Republic International Bond, 7.45%, 4/30/44 (d)	739	812
El Salvador (0.4%)
Sovereign (0.4%)
El Salvador Government International Bond, 6.38%, 1/18/27 (d)	1,130	1,138
Ethiopia (0.7%)
Sovereign (0.7%)
Federal Democratic Republic of Ethiopia, 6.63%, 12/11/24 (d)	1,900	1,872
Honduras (0.5%)
Sovereign (0.5%)
Republic of Honduras, 8.75%, 12/16/20	1,160	1,291
Hungary (3.9%)
Sovereign (3.9%)
Hungary Government International Bond, 5.38%, 3/25/24	2,502	2,715
5.75%, 11/22/23	5,640	6,275
6.38%, 3/29/21	1,110	1,274
		10,264
India (0.3%)
Corporate Bond (0.3%)
Vedanta Resources PLC, 7.13%, 5/31/23 (d)	780	722

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Indonesia (9.5%)
Sovereign (9.5%)
Indonesia Government International Bond, 5.88%, 1/15/24 (d)	$2,530	$2,865
7.75%, 1/17/38	2,925	3,843
Majapahit Holding BV, 7.75%, 1/20/20	4,400	5,115
Pertamina Persero PT, 4.30%, 5/20/23	2,000	1,920
4.88%, 5/3/22	4,150	4,161
5.25%, 5/23/21	200	207
6.45%, 5/30/44 (d)	1,870	1,957
Perusahaan Listrik Negara PT, 5.50%, 11/22/21 (e)	4,660	4,881
		24,949
Iraq (0.4%)
Sovereign (0.4%)
Republic of Iraq, 5.80%, 1/15/28	1,250	1,056
Ivory Coast (1.2%)
Sovereign (1.2%)
Ivory Coast Government International Bond, 5.38%, 7/23/24 (d)(e)	1,480	1,421
5.75%, 12/31/32	1,830	1,766
		3,187
Jamaica (0.6%)
Sovereign (0.6%)
Jamaica Government International Bond, 7.63%, 7/9/25 (e)	1,420	1,491
Kazakhstan (4.1%)
Sovereign (4.1%)
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22 (d)	1,770	1,496
KazAgro National Management Holding JSC, 4.63%, 5/24/23 (d)	2,120	1,781
Kazakhstan Government International Bond, 3.88%, 10/14/24 (d)(e)	2,600	2,439
KazMunayGas National Co., JSC, 6.00%, 11/7/44 (d)(e)	2,130	1,812
9.13%, 7/2/18	3,030	3,326
		10,854
Kenya (1.4%)
Sovereign (1.4%)
Kenya Government International Bond, 6.88%, 6/24/24 (d)	3,380	3,557
Lithuania (1.5%)
Sovereign (1.5%)
Lithuania Government International Bond, 6.63%, 2/1/22	2,310	2,798
7.38%, 2/11/20	925	1,120
		3,918
	Face Amount (000)	Value (000)
Mexico (13.9%)
Corporate Bonds (4.3%)
Alfa SAB de CV, 5.25%, 3/25/24 (d)(e)	$2,162	$2,254
Cemex SAB de CV, 5.70%, 1/11/25 (d)(e)	2,000	1,945
Elementia SAB de CV, 5.50%, 1/15/25 (d)	800	770
Fermaca Enterprises S de RL de CV, 6.38%, 3/30/38 (d)	2,634	2,693
Tenedora Nemak SA de CV, 5.50%, 2/28/23 (d)	1,560	1,595
5.50%, 2/28/23	2,000	2,045
		11,302
Sovereign (9.6%)
Mexico Government International Bond, 4.00%, 10/2/23	1,500	1,558
6.05%, 1/11/40	2,312	2,839
6.75%, 9/27/34	1,109	1,454
Petroleos Mexicanos, 4.88%, 1/24/22	3,560	3,738
5.50%, 1/21/21	4,770	5,188
6.38%, 1/23/45	2,860	3,253
6.50%, 6/2/41	2,330	2,685
6.63%, 6/15/38	1,176	1,355
8.00%, 5/3/19	1,176	1,397
8.63%, 12/1/23	1,350	1,686
		25,153
		36,455
Mozambique (0.4%)
Sovereign (0.4%)
EMATUM Via Mozambique EMATUM Finance 2020 BV, 6.31%, 9/11/20	1,100	1,078
Nigeria (0.5%)
Sovereign (0.5%)
Nigeria Government International Bond, 6.38%, 7/12/23	1,280	1,264
Panama (2.1%)
Sovereign (2.1%)
Panama Government International Bond, 4.00%, 9/22/24	1,594	1,646
5.20%, 1/30/20	1,930	2,138
8.88%, 9/30/27 (e)	1,183	1,724
		5,508
Paraguay (0.6%)
Sovereign (0.6%)
Republic of Paraguay, 6.10%, 8/11/44 (d)	1,580	1,691

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Peru (2.9%)
Corporate Bonds (1.3%)
Banco de Credito del Peru, 6.13%, 4/24/27 (d)(e)(g)	$2,280	$2,417
Union Andina de Cementos SAA, 5.88%, 10/30/21 (d)(e)	1,040	1,057
		3,474
Sovereign (1.6%)
Fondo MIVIVIENDA SA, 3.50%, 1/31/23 (d)(e)	707	675
Corp. Financiera de Desarrollo SA, 5.25%, 7/15/29 (d)(g)	1,298	1,321
Peruvian Government International Bond, 6.55%, 3/14/37 (e)	1,800	2,345
		4,341
		7,815
Philippines (4.9%)
Sovereign (4.9%)
Philippine Government International Bond, 4.00%, 1/15/21 (e)	4,632	5,037
8.38%, 6/17/19	546	697
9.50%, 2/2/30	4,391	7,141
		12,875
Poland (2.4%)
Sovereign (2.4%)
Poland Government International Bond, 3.00%, 3/17/23	5,450	5,441
4.00%, 1/22/24 (e)	650	693
5.00%, 3/23/22	250	281
		6,415
Romania (0.8%)
Sovereign (0.8%)
Romanian Government International Bond, 4.38%, 8/22/23 (d)	1,465	1,547
6.75%, 2/7/22	530	640
		2,187
Russia (7.8%)
Sovereign (7.8%)
Russian Foreign Bond — Eurobond, 5.63%, 4/4/42	4,600	3,873
7.50%, 3/31/30 (d)	84	87
7.50%, 3/31/30	15,885	16,512
		20,472
Serbia (0.9%)
Sovereign (0.9%)
Republic of Serbia, 4.88%, 2/25/20	850	851
7.25%, 9/28/21	1,335	1,500
		2,351
	Face Amount (000)	Value (000)
South Africa (3.0%)
Corporate Bond (0.4%)
MTN Mauritius Investments Ltd., 4.76%, 11/11/24 (d)	$1,140	$1,123
Sovereign (2.6%)
Eskom Holdings SOC Ltd., 5.75%, 1/26/21 (d)	3,278	3,311
South Africa Government International Bond, 5.88%, 9/16/25	2,360	2,665
Transnet SOC Ltd., 4.00%, 7/26/22 (d)	950	902
		6,878
		8,001
Sri Lanka (0.5%)
Sovereign (0.5%)
Sri Lanka Government International Bond, 5.88%, 7/25/22 (d)	580	595
6.25%, 10/4/20	139	146
6.25%, 10/4/20 (d)	510	536
		1,277
Turkey (5.3%)
Sovereign (5.3%)
Export Credit Bank of Turkey, 5.88%, 4/24/19 (d)	3,210	3,435
Turkey Government International Bond, 3.25%, 3/23/23	740	705
5.63%, 3/30/21	7,500	8,278
6.88%, 3/17/36	1,200	1,488
		13,906
Venezuela (6.6%)
Sovereign (6.6%)
Bolivarian Republic of Venezuela, 9.25%, 5/7/28	560	249
Petroleos de Venezuela SA, 6.00%, 11/15/26	25,290	9,357
8.50%, 11/2/17	5,155	2,962
9.00%, 11/17/21	3,400	1,504
Venezuela Government International Bond, 6.00%, 12/9/20	880	377
9.00%, 5/7/23	2,030	900
11.75%, 10/21/26	4,250	2,119
		17,468
Total Fixed Income Securities (Cost $265,984)		258,852

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	No. of Warrants	Value (000)
Warrants (0.1%)
Nigeria (0.1%)
Central Bank of Nigeria, expires 11/15/20 (g)(h)	750	$109
Venezuela (0.0%)
Venezuela Government International Bond, Oil-Linked Payment Obligation, expires 4/15/20 (g)(h)	3,750	39
Total Warrants (Cost $–)		148
	Shares
Short-Term Investments (8.5%)
Security held as Collateral on Loaned Securities (8.2%)
Investment Company (8.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $21,557)	21,557,093	21,557
Total Security held as Collateral on Loaned Securities (Cost $21,557)
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $804)	804,007	804
Total Short-Term Investments (Cost $22,361)		22,361
Total Investments (106.8%) (Cost $288,345) Including $26,436 of Securities Loaned (i)		281,361
Liabilities in Excess of Other Assets (-6.8%)		(17,949)
Net Assets		$263,412

(a)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of December 31, 2014. Maturity date disclosed is the ultimate maturity date.

(b)  Issuer in bankruptcy.

(c)  Non-income producing security; bond in default.

(d)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(e)  All or a portion of this security was on loan at December 31, 2014.

(f)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2014.

(g)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2014.

(h)  Security has been deemed illiquid at December 31, 2014.

(i)  Securities are available for collateral in connection with open futures contracts.

Futures Contracts:

The Portfolio had the following futures contracts open at December 31, 2014:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (000)
Short:
U.S. Treasury 5 yr. Note	130	$(15,461)	Mar-15	$5

Portfolio Composition*

Classification	Percentage of Total Investments
Sovereign	85.4%
Corporate Bonds	14.2
Others**	0.4
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open short futures contracts with an underlying face amount of approximately $15,461,000 with unrealized appreciation of approximately $5,000.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Emerging Markets Debt Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $265,984)	$259,000
Investment in Security of Affiliated Issuer, at Value (Cost $22,361)	22,361
Total Investments in Securities, at Value (Cost $288,345)	281,361
Foreign Currency, at Value (Cost $3)	2
Cash	3,835
Interest Receivable	4,228
Receivable for Portfolio Shares Sold	153
Receivable for Variation Margin on Futures Contracts	108
Receivable from Affiliate	—	@
Other Assets	7
Total Assets	289,694
Liabilities:
Collateral on Securities Loaned, at Value	25,321
Payable for Advisory Fees	517
Payable for Portfolio Shares Redeemed	306
Payable for Administration Fees	56
Payable for Professional Fees	52
Payable for Custodian Fees	5
Payable for Transfer Agent Fees	4
Payable for Directors' Fees and Expenses	1
Payable for Distribution Fees — Class II Shares	1
Other Liabilities	19
Total Liabilities	26,282
NET ASSETS	$263,412
Net Assets Consist of:
Paid-in-Capital	$266,323
Accumulated Undistributed Net Investment Income	13,381
Accumulated Net Realized Loss	(9,313)
Unrealized Appreciation (Depreciation) on:
Investments	(6,984)
Futures Contracts	5
Foreign Currency Translations	(—	@)
Net Assets	$263,412
CLASS I:
Net Assets	$243,906
Net Asset Value, Offering and Redemption Price Per Share Applicable to 30,686,240 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.95
CLASS II:
Net Assets	$19,506
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,469,632 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.90
(1) Including:
Securities on Loan, at Value:	$26,436

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Emerging Markets Debt Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$16,296
Income from Securities Loaned — Net	83
Dividends from Securities of Unaffiliated Issuers	45
Dividends from Security of Affiliated Issuer (Note G)	4
Total Investment Income	16,428
Expenses:
Advisory Fees (Note B)	2,136
Administration Fees (Note C)	712
Professional Fees	111
Distribution Fees — Class II Shares (Note D)	73
Shareholder Reporting Fees	38
Custodian Fees (Note F)	34
Pricing Fees	16
Transfer Agency Fees (Note E)	14
Directors' Fees and Expenses	8
Other Expenses	18
Total Expenses	3,160
Distribution Fees — Class II Shares Waived (Note D)	(62)
Rebate from Morgan Stanley Affiliate (Note G)	(8)
Net Expenses	3,090
Net Investment Income	13,338
Realized Loss:
Investments Sold	(5,398)
Foreign Currency Forward Exchange Contracts	(51)
Foreign Currency Transactions	(10)
Futures Contracts	(309)
Net Realized Loss	(5,768)
Change in Unrealized Appreciation (Depreciation):
Investments	762
Foreign Currency Translations	(— @)
Futures Contracts	(101)
Net Change in Unrealized Appreciation (Depreciation)	661
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(5,107)
Net Increase in Net Assets Resulting from Operations	$8,231

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Emerging Markets Debt Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$13,338	$16,644
Net Realized Loss	(5,768)	(1,207)
Net Change in Unrealized Appreciation (Depreciation)	661	(52,707)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,231	(37,270)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(14,437)	(13,835)
Net Realized Gain	(1,986)	(4,240)
Class II:
Net Investment Income	(1,189)	(916)
Net Realized Gain	(165)	(285)
Total Distributions	(17,777)	(19,276)
Capital Share Transactions:(1)
Class I:
Subscribed	18,453	38,752
Distributions Reinvested	16,423	18,075
Redeemed	(54,407)	(135,157)
Class II:
Subscribed	6,399	4,098
Distributions Reinvested	1,354	1,201
Redeemed	(8,004)	(9,195)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(19,782)	(82,226)
Total Decrease in Net Assets	(29,328)	(138,772)
Net Assets:
Beginning of Period	292,740	431,512
End of Period (Including Accumulated Undistributed Net Investment Income of $13,381 and $15,620, respectively)	$263,412	$292,740
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,183	4,170
Shares Issued on Distributions Reinvested	1,967	2,188
Shares Redeemed	(6,568)	(15,671)
Net Decrease in Class I Shares Outstanding	(2,418)	(9,313)
Class II:
Shares Subscribed	760	469
Shares Issued on Distributions Reinvested	163	146
Shares Redeemed	(966)	(1,041)
Net Decrease in Class II Shares Outstanding	(43)	(426)

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Financial Highlights

Emerging Markets Debt Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$8.22	$9.52	$8.31	$8.14	$7.75
Income (Loss) from Investment Operations:
Net Investment Income†	0.39	0.40	0.37	0.41	0.40
Net Realized and Unrealized Gain (Loss)	(0.13)	(1.23)	1.10	0.15	0.33
Total from Investment Operations	0.26	(0.83)	1.47	0.56	0.73
Distributions from and/or in Excess of:
Net Investment Income	(0.47)	(0.36)	(0.26)	(0.30)	(0.34)
Net Realized Gain	(0.06)	(0.11)	—	(0.09)	—
Total Distributions	(0.53)	(0.47)	(0.26)	(0.39)	(0.34)
Net Asset Value, End of Period	$7.95	$8.22	$9.52	$8.31	$8.14
Total Return ++	2.93%	(8.75)%	17.96%	7.03%	9.74%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$243,906	$272,200	$403,697	$255,316	$227,693
Ratio of Expenses to Average Net Assets	1.08%+	1.06%+	1.04%+	1.04%+	1.07%+
Ratio of Net Investment Income to Average Net Assets	4.69%+	4.48%+	4.18%+	4.95%+	4.96%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.01%	0.01%	0.01%
Portfolio Turnover Rate	81%	88%	39%	52%	89%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Financial Highlights

Emerging Markets Debt Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$8.17	$9.46	$8.26	$8.10	$7.71
Income (Loss) from Investment Operations:
Net Investment Income†	0.39	0.39	0.37	0.40	0.39
Net Realized and Unrealized Gain (Loss)	(0.13)	(1.22)	1.08	0.15	0.33
Total from Investment Operations	0.26	(0.83)	1.45	0.55	0.72
Distributions from and/or in Excess of:
Net Investment Income	(0.47)	(0.35)	(0.25)	(0.30)	(0.33)
Net Realized Gain	(0.06)	(0.11)	—	(0.09)	—
Total Distributions	(0.53)	(0.46)	(0.25)	(0.39)	(0.33)
Net Asset Value, End of Period	$7.90	$8.17	$9.46	$8.26	$8.10
Total Return ++	2.89%	(8.76)%	17.88%	6.88%	9.74%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$19,506	$20,540	$27,815	$30,852	$31,360
Ratio of Expenses to Average Net Assets(1)	1.13%+	1.11%+	1.09%+	1.09%+	1.12%+
Ratio of Net Investment Income to Average Net Assets(1)	4.64%+	4.43%+	4.13%+	4.90%+	4.91%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.01%	0.01%	0.01%
Portfolio Turnover Rate	81%	88%	39%	52%	89%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.43%	1.41%	1.40%	1.40%	1.43%+
Net Investment Income to Average Net Assets	4.34%	4.13%	3.82%	4.59%	4.60%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Debt Portfolio. The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) futures are valued at the latest price published by the commodities exchange on which they trade; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$36,847	$—	$36,847
Sovereign	—	222,005	—	222,005
Total Fixed Income Securities	—	258,852	—	258,852
Warrants	—	148	—	148
Short-Term Investments
Investment Company	22,361	—	—	22,361
Futures Contracts	5	—	—	5
Total Assets	$22,366	$259,000	$—	$281,366

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

As of December 31, 2014, the Portfolio did not have any open foreign currency forward exchange contracts.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$5	(a)

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(51)
Interest Rate Risk	Futures Contracts	(309)
Total		$(360)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$(101)

For the year ended December 31, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$594,000
Futures Contracts:
Average monthly original value	$16,290,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned – Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$26,436	(b)	$—	$(26,436	)(c)(d)	$0

(b)  Represents market value of loaned securities at period end.

(c)  The Portfolio received cash collateral of approximately $25,321,000, of which approximately $21,557,000 was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2014, there was uninvested cash of approximately $3,764,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $1,935,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(d)  The actual collateral received is greater than the amount shown here due to overcollateralization.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2014, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.75% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.30% for Class I shares and 1.35% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.30% of the 0.35% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action appropriate. For the year ended December 31, 2014, this waiver amounted to approximately $62,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $222,046,000 and $227,245,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investments in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $8,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2014 (000)
$45,666	$150,953	$174,258	$4	$22,361

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$15,626	$2,151	$15,086	$4,190

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, paydown adjustments, defaulted bonds and distribution redesignation, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$49	$(49)	$—

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$13,414	$—

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $289,553,000. The aggregate gross unrealized appreciation is approximately $10,872,000 and the aggregate gross unrealized depreciation is approximately $19,064,000 resulting in net unrealized depreciation of approximately $8,192,000.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

At December 31, 2014, the Portfolio had available for Federal income tax purposes unused short term and long term capital losses of approximately $2,138,000 and $5,964,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 80% and 67%, for Class I and Class II shares, respectively.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Emerging Markets Debt Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Debt Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Debt Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 20, 2015

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2014.

The Portfolio designated and paid approximately $2,151,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E.-Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

26

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

27

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMDANN
1107912 Exp. 02.29.16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Emerging Markets Equity Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	22
Federal Tax Notice	23
Director and Officer Information	24

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Expense Example (unaudited)

Emerging Markets Equity Portfolio

As a shareholder of the Emerging Markets Equity Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Equity Portfolio Class I	$1,000.00	$904.60	$1,018.05	$6.82	$7.22	1.42%
Emerging Markets Equity Portfolio Class II	1,000.00	904.40	1,017.80	7.06	7.48	1.47

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.
2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Investment Overview (unaudited)

Emerging Markets Equity Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of –4.49%, net of fees, for Class I shares and –4.55%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed against the Portfolio's benchmark, the MSCI Emerging Markets Net Index (the "Index"), which returned –2.19%.

Factors Affecting Performance

•  2014 was a volatile year in emerging markets. Investor concerns about a slowing China and Russian actions in Ukraine and Crimea early in the year were followed by sharp rallies later in the second quarter, sparked by attractive valuations, selective hope of economic reform and mini-stimulus in China. Since early September, however, emerging markets have all but given back the gains of the previous quarter. The sell-off was initially sparked by renewed fears about the prospect of rising U.S. interest rates and a strong U.S. dollar, and exacerbated by falling commodity and oil prices, as well as declining growth prospects in China.

•  In the Portfolio, stock selection overall dampened relative performance, while country allocation benefited performance.

•  The main detractors from relative performance included our stock selection and overweight allocation to Poland, our underweight allocations to China and Taiwan, and our zero weight to Turkey.

•  Contributing the most to relative returns were our overweight allocations in India and Thailand, our stock selection and underweight allocation in Brazil, our underweight allocation in Russia, and overweight allocation in the Philippines.

Management Strategies

•  China's incremental contribution to global growth has been far more important than Europe's for well over a decade. Despite U.S. economic strength, a slowing China keeps a damper on any global recovery and could possibly even contribute to a potential global recession. Until we see signs that China's slowdown stabilizes, it will be difficult to say that emerging market equities have hit a critical turning point. Despite their rate cut in 2014, China's economy will continue to feel the pressure of their excessive credit expansion and a property market that has further to unwind. We have long stated that China's gross domestic product (GDP) growth rate will slow to 5% within the next couple years. The market may not be satisfied that China is on a track to stabilizing — as opposed to slowing — until the middle of 2015.

•  In the Portfolio, we remained focused on quality and growth. We maintain our underweight to countries dependent on global cyclical growth such as China, as well as the commodities-oriented markets of Brazil, Russia and South Africa.

•  We are overweight in countries that we believe are fundamentally sound and where reform is on a constructive path, such as Poland, the Czech Republic, India, the Philippines and Mexico. These are countries that have not experienced excessive credit growth since the global financial crisis and where factors such as investment, manufacturing, currency competitiveness and improving productivity are all encouraging and contributing to growth prospects at both the country and select company levels.

•  We still consider Eastern Europe an attractive investment opportunity despite its recent run of poor performance, and we have been adding to some of our positions on weakness. We think Poland, the Czech Republic and Romania are positioned favorably as members of the European Union but with the currency competitiveness of not using the euro. Over the medium term, in our view, the region could benefit from its competitive labor market and its trade links and overall ties with a gradual economic recovery in Western Europe. Macro indicators could eventually return to strength, buoyed by more competitive exports and a gradual pick up in wages and domestic consumer and business confidence. A pickup in inflation, particularly in food inflation, would also help.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Investment Overview (unaudited) (cont'd)

Emerging Markets Equity Portfolio

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the MSCI Emerging Markets Net Index(1)

	Period Ended December 31, 2014
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	–4.49%	1.99%	7.68%	6.04%
MSCI Emerging Markets Net Index	–2.19	1.78	8.43	6.27
Portfolio – Class II(4)	–4.55	1.93	7.63	11.62
MSCI Emerging Markets Net Index	–2.19	1.78	8.43	12.81

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 23 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on October 1, 1996.

(4)  Commenced offering on January 10, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments

Emerging Markets Equity Portfolio

	Shares	Value (000)
Common Stocks (96.2%)
Argentina (0.4%)
YPF SA ADR	55,468	$1,468
Austria (2.1%)
Erste Group Bank AG	178,689	4,097
Vienna Insurance Group AG Wiener Versicherung Gruppe	73,208	3,258
		7,355
Brazil (7.3%)
Banco Bradesco SA (Preference)	332,151	4,441
BRF SA	352,544	8,242
CCR SA	308,722	1,773
Itau Unibanco Holding SA (Preference)	355,228	4,619
Petroleo Brasileiro SA	355,412	1,298
Petroleo Brasileiro SA (Preference)	380,755	1,443
Petroleo Brasileiro SA ADR	10,016	73
Petroleo Brasileiro SA Sponsored ADR	80,769	612
Raia Drogasil SA	180,840	1,718
Ultrapar Participacoes SA	94,377	1,799
		26,018
Chile (0.5%)
SACI Falabella	267,327	1,793
China (14.9%)
Bank of China Ltd. H Shares (a)	18,591,000	10,409
CGN Power Co., Ltd. (a)(b)(c)	699,000	304
China Construction Bank Corp. H Shares (a)	6,494,230	5,285
China Life Insurance Co., Ltd. H Shares (a)	843,000	3,307
China Mengniu Dairy Co., Ltd. (a)	459,000	1,882
China Mobile Ltd. (a)	501,000	5,885
China Oilfield Services Ltd. H Shares (a)	1,486,000	2,587
China Overseas Land & Investment Ltd. (a)	570,000	1,682
China Pacific Insurance Group Co., Ltd. H Shares (a)	434,000	2,175
Chongqing Changan Automobile Co., Ltd. B Shares	261,300	591
CSPC Pharmaceutical Group Ltd. (a)	1,028,000	902
Huadian Power International Corp. Ltd. H Shares (a)	1,324,000	1,157
JD.com, Inc. ADR (c)(d)	53,199	1,231
Qihoo 360 Technology Co., Ltd. ADR (c)(d)	11,562	662
Shenzhen International Holdings Ltd. (a)(d)	527,500	770
Sihuan Pharmaceutical Holdings Group Ltd. (a)	2,331,000	1,551
TAL Education Group ADR (c)(d)	36,559	1,027
Tencent Holdings Ltd. (a)	621,400	8,916
Tsingtao Brewery Co., Ltd. H Shares (a)	184,000	1,243
Uni-President China Holdings Ltd. (a)	1,446,399	1,330
		52,896
Colombia (2.3%)
Bancolombia SA (Preference)	119,585	1,436
Bancolombia SA ADR	4,996	239
Cementos Argos SA	198,748	848
Cemex Latam Holdings SA (c)	228,950	1,533
Grupo Aval Acciones y Valores ADR	194,291	2,019
	Shares	Value (000)
Grupo de Inversiones Suramericana SA	73,156	$1,219
Grupo de Inversiones Suramericana SA (Preference)	65,248	1,074
		8,368
Czech Republic (1.0%)
Komercni Banka AS	16,803	3,462
Hong Kong (1.2%)
Samsonite International SA	1,449,000	4,289
India (10.7%)
Ashok Leyland Ltd. (c)	3,590,133	2,893
Bharat Petroleum Corp. Ltd.	240,580	2,460
Glenmark Pharmaceuticals Ltd.	179,705	2,186
HDFC Bank Ltd.	252,133	4,307
Hero MotoCorp Ltd.	53,694	2,643
ICICI Bank Ltd.	443,285	2,462
Idea Cellular Ltd.	578,629	1,402
IndusInd Bank Ltd.	272,098	3,763
ITC Ltd.	360,772	2,100
Maruti Suzuki India Ltd.	53,463	2,872
Oil & Natural Gas Corp. Ltd.	533,162	2,873
Shree Cement Ltd.	16,618	2,474
Shriram Transport Finance Co., Ltd.	149,383	2,620
Tata Consultancy Services Ltd.	75,551	3,059
		38,114
Indonesia (1.6%)
Kalbe Farma Tbk PT	13,512,200	1,997
Link Net Tbk PT (c)	3,188,900	1,267
Matahari Department Store Tbk PT	1,770,500	2,146
Surya Citra Media Tbk PT	260,200	74
XL Axiata Tbk PT	596,000	232
		5,716
Korea, Republic of (12.9%)
Cosmax, Inc. (c)	10,652	960
Coway Co., Ltd. (c)	42,281	3,217
Hana Financial Group, Inc.	71,155	2,055
Hotel Shilla Co., Ltd. (c)	20,009	1,655
Hyundai Department Store Co., Ltd. (c)	5,309	589
Hyundai Engineering & Construction Co., Ltd. (c)	38,220	1,447
Hyundai Glovis Co., Ltd. (c)	6,466	1,707
Industrial Bank of Korea (c)	30,975	394
KB Financial Group, Inc. (c)	92,830	3,032
Kia Motors Corp. (c)	54,369	2,569
NAVER Corp. (c)	5,855	3,782
NCSoft Corp.	8,021	1,315
Nexon Co., Ltd.	119,700	1,116
Orion Corp. (c)	498	458
Paradise Co., Ltd.	37,043	790
Samsung Electronics Co., Ltd.	6,242	7,503
Samsung Electronics Co., Ltd. (Preference)	810	758
Samsung Life Insurance Co., Ltd. (c)	24,483	2,586
Seoul Semiconductor Co., Ltd. (c)(d)	66,972	1,218
Shinhan Financial Group Co., Ltd. (c)	66,261	2,659

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

	Shares	Value (000)
Korea, Republic of (cont'd)
SK Hynix, Inc. (c)	100,765	$4,339
SK Telecom Co., Ltd.	6,961	1,693
		45,842
Laos (0.2%)
Kolao Holdings (c)(d)	47,236	837
Malaysia (1.2%)
Astro Malaysia Holdings Bhd	1,696,200	1,465
IHH Healthcare Bhd	1,038,400	1,429
SapuraKencana Petroleum Bhd	2,101,800	1,396
		4,290
Mexico (6.8%)
Alfa SAB de CV (c)	1,723,131	3,851
America Movil SAB de CV, Class L ADR	168,683	3,741
Cemex SAB de CV ADR (c)(d)	487,563	4,968
First Cash Financial Services, Inc. (c)(d)	22,576	1,257
Fomento Economico Mexicano SAB de CV ADR (c)	68,663	6,044
Grupo Financiero Banorte SAB de CV Series O	351,363	1,942
Grupo Financiero Inbursa SAB de CV Series O	630,746	1,636
Grupo Financiero Santander Mexico SAB de CV ADR	88,564	918
		24,357
Pakistan (0.7%)
United Bank Ltd.	1,471,300	2,560
Panama (0.4%)
Copa Holdings SA, Class A (d)	13,879	1,438
Peru (1.3%)
Credicorp Ltd.	29,443	4,716
Philippines (4.0%)
BDO Unibank, Inc.	936,510	2,291
DMCI Holdings, Inc.	4,258,050	1,491
International Container Terminal Services, Inc.	610,040	1,563
LT Group, Inc.	3,512,600	952
Metro Pacific Investments Corp.	23,185,100	2,370
Metropolitan Bank & Trust	1,387,590	2,558
SM Investments Corp.	165,948	3,007
		14,232
Poland (3.2%)
Bank Pekao SA	69,721	3,506
Bank Zachodni WBK SA	29,679	3,143
Jeronimo Martins SGPS SA (d)	275,191	2,758
PKP Cargo SA	81,220	1,910
		11,317
Qatar (0.5%)
Ooredoo QSC	47,740	1,604
Russia (1.3%)
Mail.ru Group Ltd. GDR (c)	69,411	1,121
NovaTek OAO (Registered GDR)	27,814	2,160
Yandex N.V., Class A (c)	81,777	1,469
		4,750
	Shares	Value (000)
South Africa (5.5%)
Life Healthcare Group Holdings Ltd.	343,350	$1,265
Mondi PLC (d)	202,247	3,295
MTN Group Ltd.	246,833	4,684
Naspers Ltd., Class N	46,219	5,951
Pick n Pay Stores Ltd. (d)	336,237	1,523
Vodacom Group Ltd. (d)	262,906	2,903
		19,621
Switzerland (1.3%)
Coca-Cola HBC AG (c)	146,415	2,786
Swatch Group AG (The)	3,806	1,690
		4,476
Taiwan (9.1%)
Advanced Semiconductor Engineering, Inc.	1,096,000	1,303
Catcher Technology Co., Ltd.	141,000	1,085
Cathay Financial Holding Co., Ltd.	389,000	572
Chailease Holding Co., Ltd.	1,043,405	2,587
Cleanaway Co., Ltd.	32,000	148
Delta Electronics, Inc.	270,000	1,604
Eclat Textile Co., Ltd.	146,444	1,483
Epistar Corp.	481,000	950
Far EasTone Telecommunications Co., Ltd.	212,000	488
Fubon Financial Holding Co., Ltd.	1,367,830	2,175
Ginko International Co., Ltd.	67,000	709
Hermes Microvision, Inc.	39,729	1,990
Largan Precision Co., Ltd.	35,000	2,621
MediaTek, Inc.	217,000	3,159
Pegatron Corp.	24,000	55
Taiwan Mobile Co., Ltd.	262,000	865
Taiwan Semiconductor Manufacturing Co., Ltd.	2,037,000	8,989
Uni-President Enterprises Corp.	1,058,698	1,669
		32,452
Thailand (4.9%)
Advanced Info Service PCL (Foreign)	397,800	3,029
Bangkok Bank PCL NVDR	484,700	2,845
DKSH Holding AG	24,046	1,834
Indorama Ventures PCL (Foreign)	2,027,200	1,243
Kasikornbank PCL NVDR	264,700	1,828
Land and Houses PCL (Foreign)	5,448,860	1,498
Land and Houses PCL NVDR	666,460	183
Minor International PCL (Foreign)	1,038,700	1,024
PTT PCL (Foreign)	255,300	2,503
Total Access Communication PCL (Foreign)	344,200	1,005
Total Access Communication PCL NVDR	105,300	308
		17,300
United States (0.9%)
Yum! Brands, Inc.	42,098	3,067
Total Common Stocks (Cost $308,887)		342,338

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

	Shares	Value (000)
Investment Company (0.5%)
Thailand (0.5%)
BTS Rail Mass Transit Growth Infrastructure Fund (Foreign) (Units) (e) (Cost $2,117)	5,745,025	$1,728
	No. of Warrants
Warrants (0.0%)
Thailand (0.0%)
Minor International PCL expires 11/3/17 (c) (Cost $—)	51,935	8
	Shares
Short-Term Investments (7.4%)
Security held as Collateral on Loaned Securities (3.8%)
Investment Company (3.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	13,507,281	13,507
Total Security held as Collateral on Loaned Securities (Cost $13,507)		13,507
Investment Company (3.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $12,928)	12,927,674	$12,928
Total Short-Term Investments (Cost $26,435)		26,435
Total Investments (104.1%) (Cost $337,439) Including $15,241 of Securities Loaned (f)(g)		370,509
Liabilities in Excess of Other Assets (-4.1%)		(14,454)
Net Assets (100.0%)		$356,055

(a)  Security trades on the Hong Kong exchange.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Non-income producing security.

(d)  All or a portion of this security was on loan at December 31, 2014.

(e)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(f)  The approximate fair value and percentage of net assets, $299,656,000 and 84.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(g)  Securities are available for collateral in connection with open foreign currency forward exchange contracts.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

NVDR  Non-Voting Depositary Receipt.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	61.1%
Banks	23.1
Semiconductors & Semiconductor Equipment	8.5
Wireless Telecommunication Services	7.3
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $333,000.

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at December 31, 2014:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
State Street Bank and Trust Co.	JPY	136,682	$1,141	1/8/15	USD	1,137	$1,137	$(4)
State Street Bank and Trust Co.	USD	48	48	1/8/15	JPY	5,713	48	(—	@)
UBS AG	EUR	8,229	9,958	1/15/15	USD	10,295	10,295	337
			$11,147				$11,480	$333

@  Value is less than $500

EUR  — Euro

JPY  — Japanese Yen

USD  — United States Dollar

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Emerging Markets Equity Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $311,004)	$344,074
Investment in Security of Affiliated Issuer, at Value (Cost $26,435)	26,435
Total Investments in Securities, at Value (Cost $337,439)	370,509
Foreign Currency, at Value (Cost $913)	852
Cash	2,358
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	337
Dividends Receivable	190
Receivable for Portfolio Shares Sold	97
Receivable for Investments Sold	57
Tax Reclaim Receivable	22
Receivable from Affiliate	1
Other Assets	24
Total Assets	374,447
Liabilities:
Collateral on Securities Loaned, at Value	15,866
Payable for Advisory Fees	917
Deferred Capital Gain Country Tax	764
Payable for Portfolio Shares Redeemed	295
Payable for Investments Purchased	286
Payable for Custodian Fees	82
Payable for Administration Fees	76
Payable for Professional Fees	44
Payable for Transfer Agent Fees	6
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	4
Payable for Directors' Fees and Expenses	4
Payable for Distribution Fees — Class II Shares	2
Other Liabilities	46
Total Liabilities	18,392
NET ASSETS	$356,055
Net Assets Consist of:
Paid-in-Capital	$347,568
Accumulated Undistributed Net Investment Income	810
Accumulated Net Realized Loss	(24,895)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $764 of Deferred Capital Gain Country Tax)	32,306
Foreign Currency Forward Exchange Contracts	333
Foreign Currency Translations	(67)
Net Assets	$356,055
CLASS I:
Net Assets	$268,121
Net Asset Value, Offering and Redemption Price Per Share Applicable to 19,184,781 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$13.98
CLASS II:
Net Assets	$87,934
Net Asset Value, Offering and Redemption Price Per Share Applicable to 6,313,334 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$13.93
(1) Including:
Securities on Loan, at Value:	$15,241

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Emerging Markets Equity Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $913 of Foreign Taxes Withheld)	$7,297
Income from Securities Loaned — Net	52
Dividends from Security of Affiliated Issuer (Note G)	5
Total Investment Income	7,354
Expenses:
Advisory Fees (Note B)	4,707
Administration Fees (Note C)	941
Custodian Fees (Note F)	529
Distribution Fees — Class II Shares (Note D)	343
Professional Fees	109
Shareholder Reporting Fees	49
Transfer Agency Fees (Note E)	21
Pricing Fees	14
Directors' Fees and Expenses	9
Other Expenses	15
Total Expenses	6,737
Waiver of Advisory Fees (Note B)	(1,047)
Distribution Fees — Class II Shares Waived (Note D)	(294)
Rebate from Morgan Stanley Affiliate (Note G)	(14)
Net Expenses	5,382
Net Investment Income	1,972
Realized Gain (Loss):
Investments Sold (Net of $302 of Capital Gain Country Tax)	9,192
Investments in Affiliates	1,195
Foreign Currency Forward Exchange Contracts	933
Foreign Currency Transactions	(349)
Net Realized Gain	10,971
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $453)	(29,757)
Investments in Affiliates	(1,254)
Foreign Currency Forward Exchange Contracts	293
Foreign Currency Translations	(60)
Net Change in Unrealized Appreciation (Depreciation)	(30,778)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(19,807)
Net Decrease in Net Assets Resulting from Operations	$(17,835)

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Emerging Markets Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,972	$2,223
Net Realized Gain	10,971	11,689
Net Change in Unrealized Appreciation (Depreciation)	(30,778)	(18,171)
Net Decrease in Net Assets Resulting from Operations	(17,835)	(4,259)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,070)	(3,383)
Class II:
Net Investment Income	(333)	(1,340)
Total Distributions	(1,403)	(4,723)
Capital Share Transactions:(1)
Class I:
Subscribed	56,790	29,712
Distributions Reinvested	1,070	3,383
Redeemed	(45,908)	(57,648)
Class II:
Subscribed	26,250	32,435
Distributions Reinvested	333	1,340
Redeemed	(36,342)	(54,006)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	2,193	(44,784)
Total Decrease in Net Assets	(17,045)	(53,766)
Net Assets:
Beginning of Period	373,100	426,866
End of Period (Including Accumulated Undistributed Net Investment Income of $810 and Distributions in Excess of Net Investment Income of $(1,261), respectively)	$356,055	$373,100
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,774	2,008
Shares Issued on Distributions Reinvested	69	242
Shares Redeemed	(3,120)	(3,899)
Net Increase (Decrease) in Class I Shares Outstanding	723	(1,649)
Class II:
Shares Subscribed	1,771	2,226
Shares Issued on Distributions Reinvested	21	96
Shares Redeemed	(2,431)	(3,685)
Net Decrease in Class II Shares Outstanding	(639)	(1,363)

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Financial Highlights

Emerging Markets Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.69	$15.03	$12.53	$15.38	$13.01
Income (Loss) from Investment Operations:
Net Investment Income†	0.08	0.08	0.08	0.11	0.04
Net Realized and Unrealized Gain (Loss)	(0.73)	(0.24)	2.42	(2.90)	2.37
Total from Investment Operations	(0.65)	(0.16)	2.50	(2.79)	2.41
Distributions from and/or in Excess of:
Net Investment Income	(0.06)	(0.18)	—	(0.06)	(0.08)
Regulatory Settlement Proceeds	—	—	—	—	0.04	^^
Net Asset Value, End of Period	$13.98	$14.69	$15.03	$12.53	$15.38
Total Return ++	(4.49)%	(1.02)%	19.95%	(18.22)%	19.02%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$268,121	$271,285	$302,315	$423,692	$681,350
Ratio of Expenses to Average Net Assets(1)	1.42%+^	1.41%+^	1.44%+^	1.56%+^	1.59	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	1.44%+	N/A	N/A
Ratio of Net Investment Income to Average Net Assets(1)	0.53%+	0.57%+	0.56%+	0.80%+	0.30	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	45%	48%	46%	57%	63%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.70%	1.71%	1.65%	1.60%	1.61	%+
Net Investment Income to Average Net Assets	0.25%	0.27%	0.35%	0.76%	0.28	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  During the year ended December 31, 2010, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of 0.31% on total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I would have been approximately 18.71%.

^  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.42% for Class I shares. Prior to March 1, 2012, the maximum ratio was 1.55% for Class I shares. Prior to July 1, 2011, the maximum ratio was 1.60% for Class I shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Financial Highlights

Emerging Markets Equity Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012		2011	2010
Net Asset Value, Beginning of Period	$14.64	$14.98	$12.50		$15.34	$12.98
Income (Loss) from Investment Operations:
Net Investment Income†	0.07	0.08	0.07		0.11	0.03
Net Realized and Unrealized Gain (Loss)	(0.73)	(0.25)	2.41		(2.90)	2.37
Total from Investment Operations	(0.66)	(0.17)	2.48		(2.79)	2.40
Distributions from and/or in Excess of:
Net Investment Income	(0.05)	(0.17)	—		(0.05)	(0.08)
Regulatory Settlement Proceeds	—	—	—		—	0.04	^^
Net Asset Value, End of Period	$13.93	$14.64	$14.98		$12.50	$15.34
Total Return ++	(4.55)%	(1.10)%	19.84%		(18.24)%	18.94%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$87,934	$101,815	$124,551		$360,059	$493,497
Ratio of Expenses to Average Net Assets(1)	1.47%+^	1.46%+^	1.49	%+^	1.61%+^	1.64	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	1.49	%+	N/A	N/A
Ratio of Net Investment Income to Average Net Assets(1)	0.48%+	0.52%+	0.51	%+	0.75%+	0.25	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%	0.01%		0.01%	0.01%
Portfolio Turnover Rate	45%	48%	46%		57%	63%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.05%	2.06%	2.00%		1.95%	1.96	%+
Net Investment Income (Loss) to Average Net Assets	(0.10)%	(0.08)%	(0.00	)%§	0.41%	(0.07	)%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  During the year ended December 31, 2010, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of 0.31% on the total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class II would have been approximately 18.63%.

^  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.47% for Class II shares. Prior to March 1, 2012, the maximum ratio was 1.60% for Class II shares. Prior to July 1, 2011, the maximum ratio was 1.65% for Class II shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Equity Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$1,707	$—	$1,707
Airlines	1,438	—	—	1,438
Automobiles	—	8,675	—	8,675
Banks	11,470	71,152	—	82,622
Beverages	6,044	4,981	—	11,025
Chemicals	—	1,243	—	1,243
Commercial Services & Supplies	—	148	—	148
Computers & Peripherals	—	1,140	—	1,140
Construction & Engineering	—	1,447	—	1,447
Construction Materials	4,968	4,855	—	9,823
Consumer Finance	1,257	2,620	—	3,877
Diversified Consumer Services	1,027	—	—	1,027
Diversified Financial Services	—	9,425	—	9,425
Diversified Telecommunication Services	—	3,103	—	3,103
Electronic Equipment, Instruments & Components	—	4,225	—	4,225
Energy Equipment & Services	—	3,983	—	3,983
Food & Staples Retailing	—	5,999	—	5,999
Food Products	—	13,581	—	13,581
Health Care Equipment & Supplies	—	709	—	709
Health Care Providers & Services	—	2,694	—	2,694
Hotels, Restaurants & Leisure	3,067	3,469	—	6,536
Household Durables	—	3,217	—	3,217
Independent Power Producers & Energy Traders	304	1,157	—	1,461
Industrial Conglomerates	3,851	4,498	—	8,349
Information Technology Services	—	3,059	—	3,059
Insurance	—	11,898	—	11,898
Internet & Catalog Retail	1,231	—	—	1,231

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Internet Software & Services	$2,131	$13,819	$—	$15,950
Machinery	—	2,893	—	2,893
Media	—	7,490	—	7,490
Multi-line Retail	—	4,528	—	4,528
Oil, Gas & Consumable Fuels	2,153	14,536	—	16,689
Paper & Forest Products	—	3,295	—	3,295
Personal Products	—	960	—	960
Pharmaceuticals	—	6,636	—	6,636
Professional Services	—	1,834	—	1,834
Real Estate Management & Development	—	3,363	—	3,363
Road & Rail	—	1,910	—	1,910
Semiconductors & Semiconductor Equipment	—	30,209	—	30,209
Software	—	2,431	—	2,431
Specialty Retail	—	837	—	837
Textiles, Apparel & Luxury Goods	—	7,462	—	7,462
Tobacco	—	2,100	—	2,100
Transportation Infrastructure	—	4,106	—	4,106
Wireless Telecommunication Services	3,741	22,262	—	26,003
Total Common Stocks	42,682	299,656	—	342,338
Investment Company	—	1,728	—	1,728
Warrants	8	—	—	8
Short-Term Investments
Investment Company	26,435	—	—	26,435
Foreign Currency Forward Exchange Contract	—	337	—	337
Total Assets	69,125	301,721	—	370,846
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(4)	—	(4)
Total	$69,125	$301,717	$—	$370,842

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $206,907,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Appreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$337
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(4)

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$933
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$293

At December 31, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contracts	$337	$(4)

(a)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
UBS AG	$337	$—	$—	$337
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
State Street Bank and Trust Co.	$4	$—	$—	$4

For the year ended December 31, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$6,325,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned – Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$15,241	(b)	$—	$(15,241	)(c)(d)	$0

(b)  Represents market value of loaned securities at period end.

(c)  The Portfolio received cash collateral of approximately $15,866,000, of which approximately $13,507,000 was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2014, there was uninvested cash of approximately $2,359,000, which is not reflected in the Portfolio of Investments.

(d)  The actual collateral received is greater than the amount shown here due to overcollateralization.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
1.25%	1.20%	1.15%	1.00%

For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.97% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.42% for Class I shares and 1.47% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $1,047,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.30% of the 0.35% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action appropriate. For the year ended December 31, 2014, this waiver amounted to approximately $294,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

long-term U.S. Government securities and short-term investments, were approximately $166,101,000 and $170,691,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in Morgan Stanley Growth Fund, an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Morgan Stanley Growth Fund. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $4,000 relating to the Portfolio's investment in the Morgan Stanley Growth Fund.

A summary of the Portfolio's transactions in shares of the Morgan Stanley Growth Fund during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (000)	Dividend Income (000)	Value December 31, 2014 (000)
$1,493	$—	$1,434	$1,195	$—	$—

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investments in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $10,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2014 (000)
$7,640	$103,010	$84,215	$5	$26,435

During the year ended December 31, 2014, the Portfolio incurred approximately $15,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Advisers and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,403	$—	$4,723	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and on certain equity securities designated as issued by passive foreign investment companies and foreign capital gain tax, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$1,502	$(1,502)	$—

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,582	$—

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $340,369,000. The aggregate gross unrealized appreciation is approximately $62,147,000 and the aggregate gross unrealized depreciation is approximately $32,007,000 resulting in net unrealized appreciation of approximately $30,140,000.

At December 31, 2014, the Portfolio had available for Federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)	Expiration
$23,383	December 31, 2017

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $8,129,000.

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 52% and 67%, for Class I and Class II shares, respectively.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Emerging Markets Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 20, 2015

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2014. For corporate shareholders 0.55% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2014.

The Portfolio intends to pass through foreign tax credits of approximately $1,138,000 and has derived net income from sources within foreign countries amounting to approximately $8,138,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011), Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E.-Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	98	None.

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

26

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

27

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMEANN
1107973 Exp. 02.29.16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Global Franchise Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	16
Federal Tax Notice	17
Director and Officer Information	18

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Expense Example (unaudited)

Global Franchise Portfolio

As a shareholder of the Global Franchise Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Franchise Portfolio Class II	$1,000.00	$992.00	$1,019.16	$6.03	$6.11	1.20%

*  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Investment Overview (unaudited)

Global Franchise Portfolio

The Portfolio seeks long term capital appreciation by investing primarily in equity securities of issuers located throughout the world, that it believes have, among other things, resilient business franchises and growth potential.

Performance

For the fiscal year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 4.51%, net of fees, for Class II shares. The Portfolio's Class II shares underperformed against the Portfolio's benchmark, the MSCI World Index (the "Index"), which returned 4.94%.

Factors Affecting Performance

•  2014 was something of a rollercoaster year. As in 2013, markets continued to be broadly hopeful of continuing low interest rates, the expectation of economic growth and well-behaved low inflation, but there was much to distract investors. Questions over ending quantitative easing (QE) in the U.S., growth in China, politics in the Ukraine, Ebola, growth in Europe and more recently the decline in oil prices, all added to volatility.

•  World equities' performance in 2014 was dominated by the performance of the U.S. market and the strengthening of the U.S. dollar. For non-U.S. equities, the re-rating (the market changing its view of a company, causing a stock's price to move) story of the previous two years faded and earnings fell. However, in the U.S., the re-rating story continued, probably largely driven by continuing — albeit considerably aided by share buybacks — earnings growth. The key question for the U.S. market is whether such a sustained re-rating can continue if strong earnings growth does not come through, especially as the U.S. market comes to terms with the impact of recent dollar strength on earnings growth and/or questions the underlying strength of the U.S. recovery. For non-U.S. equities, the question is whether dollar earnings continue to fall, given a mixture of further dollar strength and the underlying difficulties of growing earnings in weak economies, particularly Europe and Japan.

•  In the Portfolio, stock selection in and allocation to consumer discretionary, financials, and industrials, and zero weights in materials and telecommunication services were positive contributors to performance during the year. However, stock selection in information technology, consumer staples and health care detracted from performance during the year.

•  Top absolute contributors to the Portfolio's performance for the year were Time Warner, Microsoft and Visa. Top absolute detractors for the period were SAP, Sanofi and Diageo.(1)

Management Strategies

•  Finding stocks with strong potential absolute returns in these markets is difficult. Attractive opportunities are few and far between. This time last year, consumer staples looked good, especially after their de-rating in the second half of 2013. Tobacco in particular had endured its own private bear market. However, consumer staples have now re-rated and tobacco has so far emerged from the worries of e-cigarettes and plain packaging fairly intact. The overall sector now looks much closer to reasonable valuations in absolute terms in the short term, even though we would argue that the compounders within it still appear to be trading below long-term intrinsic value. In other higher-quality sectors such as health care, re-rating has largely played out.

•  Well aware of both consumer staples' and health care's re-rating, we think valuations are still reasonable considering their generally continuing compounding characteristics: long-term pricing power, high return on capital employed (ROCE) and stable margins. We are also well aware of the scope for further emerging market currency depreciation against the U.S. dollar. We are still prepared to look beyond this, however, because we believe the long-term structural growth scenario for consumer staples companies with high ROCE in the emerging markets looks intact. We are also concerned about the potential for further yen and euro depreciation against the U.S. dollar, as both regions are seemingly determined to devalue their currencies. The declining growth outlook for the near future for Europe and Japan leaves an environment fraught with scope for both further earnings disappointments as well as pervasive political risk. Getting earnings growth in U.S. dollars outside the U.S. is likely to be as tough in 2015 as it was in 2014, and we continue to prefer the earnings resilience of the quality sectors at still acceptable valuations compared to the broader alternative.

•  This leaves us with the stocks we like often approaching reasonable valuations and facing headwinds, while the stocks we would like to buy have not yet been de-rated to a

(1)  The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

degree that gives us the margin of relative safety we seek. Small wonder it is currently difficult to find high-quality stocks with attractive valuations that we generally prefer.

•  In such an environment, the biggest challenge is not to shoot the lights out but just to keep the lights burning. In our view, the best way of doing this is to stick to reasonably priced quality companies which we believe may have the potential to continue compounding their earnings over the long term.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the MSCI World Index(1)

	Period Ended December 31, 2014
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(4)
Portfolio – Class II(3)	4.51%	12.45%	9.47%	11.18%
MSCI World Index	4.94	10.20	6.03	8.72

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on April 30, 2003.

(4)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (98.3%)
France (9.9%)
Hermes International	340	$121
LVMH Moet Hennessy Louis Vuitton SA	6,999	1,107
Pernod Ricard SA	11,799	1,308
Publicis Groupe SA	10,121	725
Sanofi	22,292	2,032
		5,293
Germany (2.8%)
SAP SE	21,166	1,497
Italy (0.8%)
Davide Campari-Milano SpA	68,169	423
Japan (0.9%)
Japan Tobacco, Inc.	17,400	478
Netherlands (0.5%)
Reed Elsevier N.V.	11,872	284
Switzerland (9.8%)
Nestle SA (Registered)	71,191	5,218
United Kingdom (31.5%)
British American Tobacco PLC	91,391	4,965
Diageo PLC	85,046	2,439
Experian PLC	69,063	1,165
Imperial Tobacco Group PLC	15,679	687
Indivior PLC (a)	43,543	101
Reckitt Benckiser Group PLC	43,543	3,513
Reed Elsevier PLC	16,749	285
Unilever PLC	89,135	3,621
		16,776
United States (42.1%)
3M Co.	6,682	1,098
Accenture PLC, Class A	28,841	2,576
Intuit, Inc.	6,860	633
Mead Johnson Nutrition Co.	2,987	300
Microsoft Corp.	57,899	2,689
Mondelez International, Inc., Class A	53,457	1,942
Moody's Corp.	5,536	530
NIKE, Inc., Class B	11,143	1,071
Philip Morris International, Inc.	28,302	2,305
Procter & Gamble Co. (The)	27,932	2,544
Time Warner, Inc.	29,577	2,527
Twenty-First Century Fox, Inc.	32,455	1,197
Visa, Inc., Class A	8,286	2,173
Walt Disney Co. (The)	9,152	862
		22,447
Total Common Stocks (Cost $34,208)		52,416
	Shares	Value (000)
Short-Term Investment (1.8%)
Investment Company (1.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $971)	970,780	$971
Total Investments (100.1%) (Cost $35,179) (b)		53,387
Liabilities in Excess of Other Assets (-0.1%)		(40)
Net Assets (100.0%)		$53,347

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $29,868,000 and 56.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

Portfolio Composition

Classification	Percentage of Total Investments
Food Products	20.8%
Tobacco	15.8
Other*	15.4
Household Products	11.3
Media	11.0
Software	9.0
Information Technology Services	8.9
Beverages	7.8
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Global Franchise Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $34,208)	$52,416
Investment in Security of Affiliated Issuer, at Value (Cost $971)	971
Total Investments in Securities, at Value (Cost $35,179)	53,387
Foreign Currency, at Value (Cost $1)	1
Tax Reclaim Receivable	103
Dividends Receivable	58
Receivable from Affiliate	—	@
Other Assets	5
Total Assets	53,554
Liabilities:
Payable for Advisory Fees	89
Payable for Portfolio Shares Redeemed	50
Payable for Professional Fees	38
Payable for Administration Fees	12
Payable for Custodian Fees	5
Payable for Distribution Fees — Class II Shares	2
Payable for Transfer Agent Fees	1
Other Liabilities	10
Total Liabilities	207
NET ASSETS	$53,347
Net Assets Consist of:
Paid-in-Capital	$26,502
Accumulated Undistributed Net Investment Income	1,017
Accumulated Undistributed Net Realized Gain	7,630
Unrealized Appreciation (Depreciation) on:
Investments	18,208
Foreign Currency Translations	(10)
Net Assets	$53,347
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 3,325,863 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$16.04

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Global Franchise Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $84 of Foreign Taxes Withheld)	$1,749
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	1,749
Expenses:
Advisory Fees (Note B)	478
Distribution Fees — Class II Shares (Note D)	209
Administration Fees (Note C)	149
Professional Fees	70
Custodian Fees (Note F)	46
Shareholder Reporting Fees	16
Transfer Agency Fees (Note E)	6
Pricing Fees	5
Directors' Fees and Expenses	2
Other Expenses	11
Total Expenses	992
Distribution Fees — Class II Shares Waived (Note D)	(179)
Waiver of Advisory Fees (Note B)	(94)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	718
Net Investment Income	1,031
Realized Gain (Loss):
Investments Sold	7,709
Foreign Currency Transactions	(13)
Net Realized Gain	7,696
Change in Unrealized Appreciation (Depreciation):
Investments	(6,084)
Foreign Currency Translations	(13)
Net Change in Unrealized Appreciation (Depreciation)	(6,097)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,599
Net Increase in Net Assets Resulting from Operations	$2,630

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Global Franchise Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,031	$1,199
Net Realized Gain	7,696	8,722
Net Change in Unrealized Appreciation (Depreciation)	(6,097)	3,171
Net Increase in Net Assets Resulting from Operations	2,630	13,092
Distributions from and/or in Excess of:
Class II:
Net Investment Income	(1,225)	(1,880)
Net Realized Gain	(8,682)	(6,126)
Total Distributions	(9,907)	(8,006)
Capital Share Transactions:(1)
Class II:
Subscribed	887	997
Distributions Reinvested	9,907	8,006
Redeemed	(17,379)	(21,070)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(6,585)	(12,067)
Total Decrease in Net Assets	(13,862)	(6,981)
Net Assets:
Beginning of Period	67,209	74,190
End of Period (Including Accumulated Undistributed Net Investment Income of $1,017 and $1,224, respectively)	$53,347	$67,209
(1) Capital Share Transactions:
Class II:
Shares Subscribed	49	56
Shares Issued on Distributions Reinvested	609	481
Shares Redeemed	(1,002)	(1,166)
Net Decrease in Class II Shares Outstanding	(344)	(629)

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Financial Highlights

Global Franchise Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$18.31	$17.26	$15.78	$14.93	$13.17
Income from Investment Operations:
Net Investment Income†	0.30	0.25	0.38	0.30	0.26
Net Realized and Unrealized Gain	0.57	2.93	2.04	1.08	1.58
Total from Investment Operations	0.87	3.18	2.42	1.38	1.84
Distributions from and/or in Excess of:
Net Investment Income	(0.39)	(0.50)	(0.38)	(0.53)	(0.08)
Net Realized Gain	(2.75)	(1.63)	(0.56)	—	—
Total Distributions	(3.14)	(2.13)	(0.94)	(0.53)	(0.08)
Net Asset Value, End of Period	$16.04	$18.31	$17.26	$15.78	$14.93
Total Return ++	4.51%	19.66%	15.59%	9.05%	14.05%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$53,347	$67,209	$74,190	$83,564	$99,791
Ratio of Expenses to Average Net Assets(1)	1.20%+	1.20%+	1.20%+	1.20%+	1.20	%+
Ratio of Net Investment Income to Average Net Assets(1)	1.73%+	1.66%+	2.27%+	1.91%+	1.92	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00	%§
Portfolio Turnover Rate	20%	17%	21%	19%	35%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.66%	1.63%	1.57%	1.54%	1.50	%+
Net Investment Income to Average Net Assets	1.27%	1.23%	1.90%	1.57%	1.62	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Franchise Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that they believe have, among other things, resilient business franchises and growth potential. The Portfolio currently offers Class II shares only; although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Effective as of close of business on November 29, 2013, the Portfolio suspended the offering of its shares to new investors and will continue to offer its shares to existing shareholders. The Fund may recommence offering Class II shares of the Portfolio to new investors in the future. Any such offerings of the Portfolio's Class II shares may be limited in amount and may commence and terminate without any prior notice.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$—	$4,170	$—	$4,170
Diversified Financial Services	530	—	—	530
Food Products	2,242	8,839	—	11,081
Household Products	2,544	3,513	—	6,057
Industrial Conglomerates	1,098	—	—	1,098
Information Technology Services	4,749	—	—	4,749
Media	4,586	1,294	—	5,880
Pharmaceuticals	101	2,032	—	2,133
Professional Services	—	1,165	—	1,165
Software	3,322	1,497	—	4,819
Textiles, Apparel & Luxury Goods	1,071	1,228	—	2,299
Tobacco	2,305	6,130	—	8,435
Total Common Stocks	22,548	29,868	—	52,416
Short-Term Investment
Investment Company	971	—	—	971
Total Assets	$23,519	$29,868	$—	$53,387

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $27,975,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.64% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that the total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest, and other extraordinary expenses (including litigation), will not exceed 1.20% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $94,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee,

accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.30% of the 0.35% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action appropriate. For the year ended December 31, 2014, this waiver amounted to approximately $179,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $11,866,000 and $27,320,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investments in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2014 (000)
$727	$12,312	$12,068	$—	@	$971

@  Amount is less than $500.

During the year ended December 31, 2014, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Advisers and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,365	$8,542	$1,880	$6,126

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Accumulated Undistributed Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$(13)	$13	$—

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,088	$7,638

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $35,256,000. The aggregate gross unrealized appreciation is approximately $18,635,000 and the aggregate gross unrealized depreciation is approximately

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

$505,000 resulting in net unrealized appreciation of approximately $18,130,000.

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 88% for Class II shares.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Franchise Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Franchise Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Franchise Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 20, 2015

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2014. For corporate shareholders 38.06% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $8,542,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2014.

The Portfolio intends to pass through foreign tax credits of approximately $84,000 and has derived net income from sources within foreign countries amounting to approximately $1,378,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011). Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E.-Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	98	None.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGFANN
1108055 Exp. 02.29.16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Global Real Estate Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Federal Tax Notice	20
Director and Officer Information	21

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Expense Example (unaudited)

Global Real Estate Portfolio

As a shareholder of the Global Real Estate Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Real Estate Portfolio Class II	$1,000.00	$1,023.60	$1,018.15	$7.14	$7.12	1.40%

*  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Investment Overview (unaudited)

Global Real Estate Portfolio

The Portfolio seeks to provide current income and capital appreciation. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub- Advisers") seek a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies ("REOCs"), real estate investment trusts ("REITs") and similar entities established outside the U.S. (foreign real estate companies).

Performance

For the fiscal year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 13.85%, net of fees, for Class II shares. The Portfolio's Class II shares underperformed against the Portfolio's benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors (the "Index"), which returned 15.68%, and outperformed the MSCI World Index, which returned 4.94%.

Factors Affecting Performance

•  The global real estate securities market gained 15.68% during the 12-month period ending December 31, 2014, as measured by the Index. North America was the best performing region in the year, Europe underperformed the global average, and Asia significantly underperformed the global average.

•  During the year, real estate share prices continued to be largely influenced by transactional evidence in the private real estate markets of strong investor demand for core assets at valuations that demonstrate the acceptance of low expected returns as well as investors' search for yield. Share prices also appeared to fluctuate alongside renewed downward pressure on yields for prime assets due in part to lower sovereign yields. The U.S. market posted the best returns based upon significant transaction activity demonstrating improved private market values, strong operating fundamentals, lower interest rates and the strength of the U.S. dollar.

•  Performance within the U.S. and European regional portfolios contributed to relative performance, while the Asian regional portfolio detracted. Top-down global allocation detracted. In Asia, the Portfolio benefited from the overweight to Hong Kong; this was more than offset by relative losses from stock selection in Japan. In Europe, the Portfolio benefited from stock selection within and the overweight to the U.K. and stock selection in the Netherlands; this was partially offset by the negative impact of stock selection in Sweden. In the U.S., the Portfolio benefited from the underweight to and stock selection within the net lease sector, the overweight to the apartment sector and stock selection in the shopping center and mall sectors; this was partially offset by stock selection in the hotel and health care sectors, which detracted.

Management Strategies

•  The global portfolio is comprised of three regional portfolios with a global allocation which weights each of the three major regions (U.S., Europe and Asia) relative to the Index based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, each of the regional portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ended December 31, 2014, the Portfolio was overweight in the Asian listed property sector, and underweight in the U.S. and European listed property sectors.

•  The overweight to the Asian region was predominated by the real estate operating companies (REOCs) in Hong Kong and Japan. The Hong Kong REOCs continue to represent the most significant overweight, as the stocks in our opinion, offer highly attractive value given the wide discrepancy between public and private valuations, and relative to other public listed property markets. We believe the significant share price discounts more than reflect any potential downside risks in operating fundamentals and asset values, and the stocks offer attractive risk-adjusted upside potential. Moreover, as the Hong Kong REOCs maintain very modest leverage levels, the discounted valuations are further accentuated and company balance sheets may be less vulnerable to higher interest rates. The Japan REOCs offer attractive value versus the Japan real estate investment trusts (J-REITs), but continue to experience significant volatility as investors assess the likelihood of success of quantitative (QE) measures by the Bank of Japan (BOJ). There are expectations for continued

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

upside to asset values from depressed levels, and it is notable that current net asset values (NAVs) are based on cash flows that are near cyclical lows. The Japan REITs sustained their significant NAV premiums after aggressive easing by the BOJ and are trading at the largest share price premiums globally. It is notable that the asset portfolios of the major Japan REOCs, which are largely comprised of prime office assets in Central Tokyo, benefit from stronger operating fundamentals as compared to the generally lower-quality asset portfolios of the J-REITs. As a result, we believe the valuations for the Japan REOCs are far more attractive relative to the prevailing valuations for the J-REITs. We remain overweight to the REOCs and underweight the REITs within Japan. The Portfolio was underweight Australia and Singapore REITs on relative valuation.

•  In Europe, property stocks in the U.K. ended the year trading at par to NAVs, while stocks on the Continent traded at premiums to NAVs. The U.K. companies offer attractive value given prospects for continued NAV growth. Prime assets in London are attracting significant foreign investment demand and there is continued strength in operating fundamentals. The strength of investment demand is also spreading beyond London. The Continent is less attractive on a relative basis overall given limited upside potential to asset values due to weak operating fundamentals, a lackluster economy, and lack of a downward adjustment to asset values during the recession. Moreover, we believe the U.K. companies are poised to benefit from better economic prospects and have stronger balance sheets, lower leverage ratios and longer average debt maturities than companies on the Continent. As a result, the Continent remains less attractive relative to the U.K., and within Europe we remain overweight the U.K.

•  The Portfolio was underweight in the U.S. With asset values for high-quality assets having fully recovered and now, on average, 15% in excess of their all-time peak levels achieved in 2007, the overall REIT market ended the period at approximately a 5% premium to NAVs(i). This reflects a bifurcation in the market between the core property sectors (apartments, malls) trading at discounts/par to NAVs and finance-company/dividend-oriented stocks (health care, net lease) trading at significant premiums to NAVs. Within the U.S., our company-specific research leads us to an overweighting in the Portfolio to a group of companies that are focused in the ownership of high quality malls, apartments, upscale hotels, central business district (CBD) office assets and a number of out-of-favor companies and an underweighting to companies focused in the ownership of health care and net lease assets.

•  Western markets continue to recover from significant declines in rents and occupancies. In the U.S., impressive operating results continue to be posted, led by the storage, hotel, mall and apartment sectors as economic growth improves and supply remains largely subdued. In Europe, there are renewed concerns regarding economic weakness; however, London continues to show strength.

•  Key Asian markets (Hong Kong and Singapore) feature low vacancy levels. Stabilization among financial service tenants has improved the outlook for office operating fundamentals, with the lack of new supply (particularly in Hong Kong) being a key differentiating factor versus previous cycles. There are continued strong operating results in retail assets despite decelerating sales growth. Operating fundamentals in Australia remain weak, and there are continued modest improvements in Tokyo.

*  Commenced operations on April 28, 2006.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

(i)  Source: Morgan Stanley Investment Management and Green Street Advisors, Inc.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

Performance Compared to the FTSE EPRA/NAREIT Developed Real Estate Index – Net Total Return to U.S. Investors(1) and the MSCI World Index(2)

	Period Ended December 31, 2014
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class II(4)	13.85%	10.78%	—	4.62%
FTSE EPRA/NAREIT Developed Real Estate Index – Net Total Return to U.S. Investors	15.68	11.75	—	4.41
MSCI World Index	4.94	10.20	—	4.73

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the developed world. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to U.S. Investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on April 28, 2006.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.0%)
Australia (5.5%)
Dexus Property Group REIT	40,892	$231
Federation Centres REIT	107,557	250
Goodman Group REIT	157,282	725
GPT Group REIT	150,727	532
Investa Office Fund REIT	61,816	183
Mirvac Group REIT	287,188	415
Scentre Group REIT (a)	516,072	1,467
Stockland REIT	166,645	557
Westfield Corp. REIT	197,874	1,447
		5,807
Austria (0.2%)
Atrium European Real Estate Ltd. (a)	27,367	135
BUWOG AG (a)	4,834	96
		231
Brazil (0.6%)
BR Malls Participacoes SA	30,878	189
BR Properties SA	39,000	149
Iguatemi Empresa de Shopping Centers SA	28,147	258
		596
Canada (2.1%)
Boardwalk REIT	7,944	421
Brookfield Canada Office Properties REIT	9,467	219
Calloway REIT	4,204	99
Canadian Apartment Properties REIT	1,766	38
Crombie Real Estate Investment Trust REIT	11,400	127
Extendicare, Inc.	18,510	104
First Capital Realty, Inc.	19,562	314
RioCan REIT	39,605	901
		2,223
China (0.3%)
China Resources Land Ltd. (b)	31,000	82
Dalian Wanda Commercial Properties Co., Ltd. H Shares (a)(c)	21,000	134
Guangzhou R&F Properties Co., Ltd. H Shares (b)	128,400	156
		372
Finland (0.3%)
Citycon Oyj	58,085	181
Sponda Oyj	37,734	165
		346
France (2.9%)
Altarea REIT	189	30
Fonciere Des Regions REIT	2,000	185
Gecina SA REIT	2,780	348
ICADE REIT	3,656	293
Klepierre REIT	7,700	332
Mercialys SA REIT	2,082	46
Unibail-Rodamco SE REIT	7,152	1,828
		3,062
	Shares	Value (000)
Germany (1.5%)
Alstria Office AG REIT (a)	4,002	$50
Deutsche Annington Immobilien SE	12,126	412
Deutsche Euroshop AG	4,017	176
Deutsche Wohnen AG	11,265	268
DO Deutsche Office AG REIT (a)	23,969	84
GAGFAH SA (a)	8,197	183
LEG Immobilien AG (a)	5,153	387
		1,560
Hong Kong (11.3%)
Champion REIT	123,000	57
Hang Lung Properties Ltd.	90,000	251
Henderson Land Development Co., Ltd.	65,254	453
Hongkong Land Holdings Ltd.	268,500	1,807
Hysan Development Co., Ltd.	213,921	951
Kerry Properties Ltd.	65,699	237
Link REIT (The)	247,164	1,543
New World Development Co., Ltd.	508,031	581
Sino Land Co., Ltd.	119,085	191
Sun Hung Kai Properties Ltd.	263,893	3,990
Swire Properties Ltd.	201,500	595
Wharf Holdings Ltd.	167,816	1,205
		11,861
Ireland (0.1%)
Green REIT PLC (a)	24,188	38
Hibernia REIT PLC (a)	68,957	90
		128
Italy (0.1%)
Beni Stabili SpA REIT	198,925	140
Japan (12.6%)
Activia Properties, Inc. REIT	52	452
Advance Residence Investment Corp. REIT	63	168
Aeon Mall Co., Ltd.	1,900	34
Daibiru Corp.	3,400	32
Frontier Real Estate Investment Corp. REIT	7	32
GLP J-REIT	189	209
Hulic Co., Ltd.	27,700	275
Hulic REIT, Inc.	73	110
Japan Real Estate Investment Corp. REIT	129	621
Japan Retail Fund Investment Corp. REIT	171	361
Kenedix Office Investment Corp. REIT	8	45
Mitsubishi Estate Co., Ltd.	153,000	3,238
Mitsui Fudosan Co., Ltd.	118,000	3,174
Mori Hills REIT Investment Corp.	209	299
Nippon Building Fund, Inc. REIT	147	736
Nippon Healthcare Investment Corp. REIT (a)	2	5
Nippon Prologis, Inc. REIT	254	551
NTT Urban Development Corp.	6,100	61
Orix, Inc. J-REIT	161	225
Sumitomo Realty & Development Co., Ltd.	55,000	1,874
Tokyo Tatemono Co., Ltd.	41,000	299
United Urban Investment Corp. REIT	266	418
		13,219

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Malta (0.0%)
BGP Holdings PLC (a)(d)(e)	5,886,464	$—
Netherlands (0.8%)
Corio N.V. REIT	5,589	273
Eurocommercial Properties N.V. CVA REIT	4,430	188
Vastned Retail N.V. REIT	1,781	80
Wereldhave N.V. REIT	4,307	296
		837
Norway (0.2%)
Entra ASA (a)(c)	12,782	131
Norwegian Property ASA (a)	39,294	53
		184
Singapore (2.6%)
Ascendas Real Estate Investment Trust REIT	100,000	180
CapitaCommercial Trust REIT	31,000	41
CapitaLand Ltd.	361,000	897
CapitaMall Trust REIT	184,000	283
City Developments Ltd.	31,000	239
Global Logistic Properties Ltd.	312,000	584
Keppel DC REIT (a)	64,300	47
Keppel REIT	12,000	11
SPH REIT	133,000	104
UOL Group Ltd.	69,315	364
		2,750
Spain (0.1%)
Hispania Activos Inmobiliarios SAU (a)	5,345	70
Sweden (0.7%)
Atrium Ljungberg AB, Class B	8,586	126
Castellum AB	6,546	102
Fabege AB	8,135	104
Hufvudstaden AB, Class A	30,318	394
		726
Switzerland (0.7%)
Mobimo Holding AG (Registered) (a)	170	34
PSP Swiss Property AG (Registered) (a)	6,334	545
Swiss Prime Site AG (Registered) (a)	1,227	90
		669
United Kingdom (6.7%)
British Land Co., PLC REIT	111,464	1,339
Capital & Counties Properties PLC	34,921	197
Capital & Regional PLC	307,694	252
Derwent London PLC REIT	10,088	471
Grainger PLC	97,320	285
Great Portland Estates PLC REIT	37,335	427
Hammerson PLC REIT	79,180	740
Helical Bar PLC	90	1
Intu Properties PLC REIT	60,642	314
Land Securities Group PLC REIT	73,514	1,315
LXB Retail Properties PLC (a)	169,987	364
Quintain Estates & Development PLC (a)	194,799	289
Safestore Holdings PLC REIT	43,116	156
Segro PLC REIT	28,338	162
	Shares	Value (000)
Shaftesbury PLC REIT	7,369	$89
ST Modwen Properties PLC	27,394	164
Unite Group PLC	32,122	233
Urban & Civic PLC (a)	55,495	214
Workspace Group PLC REIT	2,324	27
		7,039
United States (49.7%)
Acadia Realty Trust REIT	8,701	279
Alexandria Real Estate Equities, Inc. REIT	3,930	349
American Realty Capital Healthcare Trust, Inc. REIT	20,328	242
AvalonBay Communities, Inc. REIT	19,973	3,263
BioMed Realty Trust, Inc. REIT	14,760	318
Boston Properties, Inc. REIT	16,270	2,094
Camden Property Trust REIT	14,773	1,091
Chesapeake Lodging Trust REIT	14,112	525
Corporate Office Properties Trust REIT	5,340	151
Cousins Properties, Inc. REIT	49,493	565
CubeSmart REIT	6,824	151
DCT Industrial Trust, Inc. REIT	3,505	125
DDR Corp. REIT	5,390	99
Douglas Emmett, Inc. REIT	17,509	497
Duke Realty Corp. REIT	29,741	601
Equity Lifestyle Properties, Inc. REIT	15,610	805
Equity One, Inc. REIT	4,679	119
Equity Residential REIT	59,339	4,263
Essex Property Trust, Inc. REIT	2,808	580
Extended Stay America, Inc.	6,900	133
Federal Realty Investment Trust REIT	2,621	350
Forest City Enterprises, Inc., Class A (a)	11,603	247
General Growth Properties, Inc. REIT	81,064	2,280
HCP, Inc. REIT	13,142	579
Health Care REIT, Inc.	5,260	398
Healthcare Realty Trust, Inc. REIT	12,328	337
Hilton Worldwide Holdings, Inc. (a)	23,730	619
Host Hotels & Resorts, Inc. REIT	150,106	3,568
Hudson Pacific Properties, Inc. REIT	19,480	586
Kimco Realty Corp. REIT	20,220	508
La Quinta Holdings, Inc. (a)	6,292	139
Lexington Realty Trust REIT	3,660	40
Liberty Property Trust REIT	18,690	703
Macerich Co. (The) REIT	16,566	1,382
Mack-Cali Realty Corp. REIT	28,901	551
Mid-America Apartment Communities, Inc. REIT	9,334	697
National Retail Properties, Inc. REIT	17,304	681
New York REIT, Inc.	2,506	27
Paramount Group, Inc. REIT (a)	13,529	251
ProLogis, Inc. REIT	27,902	1,201
PS Business Parks, Inc. REIT	1,488	118
Public Storage REIT	13,446	2,485
Realty Income Corp. REIT	7,261	346
Regency Centers Corp. REIT	25,044	1,597
Rexford Industrial Realty, Inc. REIT	11,088	174
Senior Housing Properties Trust REIT	54,174	1,198

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
United States (cont'd)
Simon Property Group, Inc. REIT	34,315	$6,249
Sovran Self Storage, Inc. REIT	2,655	232
Starwood Hotels & Resorts Worldwide, Inc.	19,888	1,612
STORE Capital Corp. REIT	9,051	196
Sunstone Hotel Investors, Inc. REIT	18,505	306
Tanger Factory Outlet Centers, Inc. REIT	31,045	1,147
Ventas, Inc. REIT	16,258	1,166
Vornado Realty Trust REIT	31,354	3,691
WP Carey, Inc. REIT	3,239	227
		52,138
Total Common Stocks (Cost $74,891)		103,958
Short-Term Investment (0.7%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $686)	686,263	686
Total Investments (99.7%) (Cost $75,577) (f)		104,644
Other Assets in Excess of Liabilities (0.3%)		352
Net Assets (100.0%)		$104,996

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Security has been deemed illiquid at December 31, 2014.

(e)  At December 31, 2014, the Portfolio held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(f)  The approximate fair value and percentage of net assets, $49,411,000 and 47.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	30.5%
Retail	26.8
Residential	12.7
Other*	12.6
Office	10.8
Lodging/Resorts	6.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Global Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $74,891)	$103,958
Investment in Security of Affiliated Issuer, at Value (Cost $686)	686
Total Investments in Securities, at Value (Cost $75,577)	104,644
Foreign Currency, at Value (Cost $120)	118
Dividends Receivable	359
Receivable for Investments Sold	223
Receivable for Portfolio Shares Sold	193
Tax Reclaim Receivable	9
Receivable from Affiliate	— @
Other Assets	8
Total Assets	105,554
Liabilities:
Payable for Portfolio Shares Redeemed	168
Payable for Advisory Fees	160
Payable for Investments Purchased	112
Payable for Professional Fees	38
Payable for Distribution Fees — Class II Shares	22
Payable for Administration Fees	22
Payable for Custodian Fees	16
Payable for Transfer Agent Fees	2
Other Liabilities	18
Total Liabilities	558
NET ASSETS	$104,996
Net Assets Consist of:
Paid-in-Capital	$179,753
Accumulated Undistributed Net Investment Income	839
Accumulated Net Realized Loss	(104,661)
Unrealized Appreciation (Depreciation) on:
Investments	29,067
Foreign Currency Translations	(2)
Net Assets	$104,996
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 9,937,056 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.57

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Global Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $114 of Foreign Taxes Withheld)	$3,005
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	3,005
Expenses:
Advisory Fees (Note B)	867
Distribution Fees — Class II Shares (Note D)	357
Administration Fees (Note C)	255
Custodian Fees (Note F)	122
Professional Fees	95
Shareholder Reporting Fees	23
Pricing Fees	14
Transfer Agency Fees (Note E)	8
Directors' Fees and Expenses	3
Other Expenses	9
Total Expenses	1,753
Waiver of Advisory Fees (Note B)	(223)
Distribution Fees — Class II Shares Waived (Note D)	(102)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	1,428
Net Investment Income	1,577
Realized Gain (Loss):
Investments Sold	4,364
Foreign Currency Transactions	(49)
Net Realized Gain	4,315
Change in Unrealized Appreciation (Depreciation):
Investments	7,194
Foreign Currency Translations	(2)
Net Change in Unrealized Appreciation (Depreciation)	7,192
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	11,507
Net Increase in Net Assets Resulting from Operations	$13,084

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Global Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,577	$1,365
Net Realized Gain	4,315	4,410
Net Change in Unrealized Appreciation (Depreciation)	7,192	(3,191)
Net Increase in Net Assets Resulting from Operations	13,084	2,584
Distributions from and/or in Excess of:
Class II:
Net Investment Income	(747)	(3,649)
Capital Share Transactions:(1)
Class II:
Subscribed	13,171	14,184
Distributions Reinvested	747	3,649
Redeemed	(17,976)	(16,965)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(4,058)	868
Total Increase (Decrease) in Net Assets	8,279	(197)
Net Assets:
Beginning of Period	96,717	96,914
End of Period (Including Accumulated Undistributed Net Investment Income of $839 and Distributions in Excess of Net Investment Income of $(430), respectively)	$104,996	$96,717
(1) Capital Share Transactions:
Class II:
Shares Subscribed	1,312	1,475
Shares Issued on Distributions Reinvested	72	393
Shares Redeemed	(1,786)	(1,770)
Net Increase (Decrease) in Class II Shares Outstanding	(402)	98

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Financial Highlights

Global Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.35	$9.46	$7.32	$8.40	$7.72
Income (Loss) from Investment Operations:
Net Investment Income†	0.16	0.13	0.13	0.10	0.16
Net Realized and Unrealized Gain (Loss)	1.13	0.12	2.06	(0.91)	1.36
Total from Investment Operations	1.29	0.25	2.19	(0.81)	1.52
Distributions from and/or in Excess of:
Net Investment Income	(0.07)	(0.36)	(0.05)	(0.27)	(0.84)
Net Asset Value, End of Period	$10.57	$9.35	$9.46	$7.32	$8.40
Total Return ++	13.85%	2.63%	29.94%	(10.15)%	22.32%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$104,996	$96,717	$96,914	$79,317	$91,324
Ratio of Expenses to Average Net Assets(1)	1.40%+	1.40%+	1.40%+	1.40%+	1.40	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	1.40	%+
Ratio of Net Investment Income to Average Net Assets(1)	1.54%+	1.36%+	1.56%+	1.19%+	1.81	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00	%§
Portfolio Turnover Rate	31%	30%	29%	24%	31%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.72%	1.69%	1.71%	1.67%	1.63	%+
Net Investment Income to Average Net Assets	1.22%	1.07%	1.24%	0.92%	1.58	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Real Estate Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek to provide current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies ("REOCs"), real estate investment trusts ("REITs") and similar entities established outside of the U.S. (foreign real estate companies). The Portfolio has capital subscription commitments to certain investor companies for this same purpose, the details of which are disclosed in the Unfunded Commitments note. The Portfolio currently offers Class II shares only, although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-

Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and signifi-

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

cant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Portfolio invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Diversified	$4,385	$27,242	$—	†	$31,627	†
Health Care	4,029	—	—		4,029
Industrial	1,500	2,409	—		3,909
Lodging/Resorts	6,902	—	—		6,902
Mixed Industrial/Office	1,422	380	—		1,802
Office	5,609	5,740	—		11,349
Residential	11,158	2,113	—		13,271
Retail	16,674	11,371	—		28,045
Self Storage	2,868	156	—		3,024
Total Common Stocks	54,547	49,411	—	†	103,958	†
Short-Term Investment Investment Company	686	—	—		686
Total Assets	$55,233	$49,411	$—	†	$104,644	†

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $44,134,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2014	$—

†  Includes one security which is valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

(date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that the total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest, and other extraordinary expenses (including litiga-

tion), will not exceed 1.40% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $223,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.10% of the 0.35% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action appropriate. For the year ended December 31, 2014, this waiver amounted to approximately $102,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $31,276,000 and $34,179,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2014 (000)
$439	$13,081	$12,834	$—	@	$686

@  Amount is less than $500.

During the year ended December 31, 2014, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Advisers and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$747	$—	$3,649	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, character differences on distributions from real estate investment trust

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

securities and gains and basis adjustments on certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$439	$(443)	$4

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,274	$—

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $84,238,000. The aggregate gross unrealized appreciation is approximately $21,522,000 and the aggregate gross unrealized depreciation is approximately $1,116,000 resulting in net unrealized appreciation of approximately $20,406,000.

At December 31, 2014, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$97,501	December 31, 2017

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $3,298,000.

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 71% for Class II shares.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 20, 2015

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2014. For corporate shareholders 2.92% of the dividends qualified for the dividends received deduction.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011). Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E.-Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	98	None.

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGREANN
1108141 Exp. 02.29.16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Global Tactical Asset Allocation Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Expense Example	2
Investment Overview	3
Portfolio of Investments	7
Statement of Assets and Liabilities	31
Statement of Operations	32
Statements of Changes in Net Assets	33
Financial Highlights	34
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	48
Federal Tax Notice	49
Director and Officer Information	50

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Expense Example (unaudited)

Global Tactical Asset Allocation Portfolio

As a shareholder of the Global Tactical Asset Allocation Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Tactical Asset Allocation Portfolio Class I	$1,000.00	$974.80	$1,022.43	$2.74	$2.80	0.55%
Global Tactical Asset Allocation Portfolio Class II	1,000.00	974.00	1,021.93	3.23	3.31	0.65

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Investment Overview (unaudited)

Global Tactical Asset Allocation Portfolio

The Portfolio seeks total return. The Portfolio seeks to achieve total return by investing in a blend of equity and fixed income securities of U.S. and non-U.S. issuers. In seeking to achieve this investment objective, the Portfolio will implement a global tactical approach to achieving total return, and to control risk and volatility.

Performance

For the fiscal year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 2.15%, net of fees, for Class I shares and 2.00%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed against the Portfolio's benchmark, the MSCI All Country World Index (the "Index"), which returned 4.16%, and outperformed the Customized MSIM Global Allocation Index (comprised of 60% MSCI All Country World Index, 30% Barclays Global Aggregate Bond Index, 5% S&P GSCI Light Energy Index, and 5% Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index), which returned 1.62%. (Portfolio and benchmark index performance in U.S. dollar ("USD") terms).

Factors Affecting Performance*

•  Global equities were up 9.3% in local currency terms in 2014 (+4.2% USD), outperforming bonds, which rose 8.5% in local currency terms (+0.7% USD), and commodities, which fell 33.1% in U.S. dollar terms.(i) The U.S. economic recovery gained momentum, and the U.S. Federal Reserve (Fed) completed the final taper of its quantitative easing program. Meanwhile slowing growth in China and Russia created a drag on global economic growth, while tumbling oil prices helped lower inflation expectations across developed markets.

•  U.S. equities were the regional outperformer in 2014 (with the S&P 500 Index advancing 13.7%), benefiting from stronger employment data and ongoing strength in manufacturing, combined with lower inflation expectations and indications that the Fed would remain patient in raising rates. The U.S. added an average of 246,000 jobs per month during 2014, the highest year for job growth since 1999, bringing the unemployment rate to 5.6% in December.(ii)

•  Eurozone equities gained 4.0% in local currency terms in 2014(iii), rallying early in the year on strengthening economic data. The European Central Bank (ECB) announced easing measures aimed at combating deflation, however the market's reaction remained mixed through the end of the year as growth disappointed and central bankers disagreed about the scope and particulars of large-scale asset purchases. Toward the end of the year, the threat of a fresh Greek debt crisis led to risk-off sentiment in periphery equities, and the collapse of the Russian economy weighed on core equities. Greek bonds sold off sharply in the fourth quarter; however, yields across the rest of the periphery and the core fell to all-time lows amid ECB easing, with German 2-year bund yields moving into negative territory by year-end.

•  Emerging market equities lagged those of developed markets in 2014, with the MSCI Emerging Markets Index gaining 5.2% in local currency terms (versus the MSCI World Index return of 9.8% in local currency). Brazil slipped into recession (the MSCI Brazil Index fell –3.2% local), and the Russian economy collapsed amid the Ukraine crisis and lower oil prices (the MSCI Russia Index fell –12.8% local). Despite relatively weaker economic data, China outperformed (the MSCI China Index rose +8.0% local) as the market speculated on incremental policy easing. The MSCI India Index was among the top performers, gaining 26.4% in local currency terms on expectations for reforms following the general election in May.

•  Japanese equities performed in line with global equities, with the MSCI Japan Index up 9.5% in local currency terms. Japan had underperformed global equities through the third quarter, but caught up in the fourth quarter as the Bank of Japan (BoJ) surprised markets by expanding its asset purchase program.

•  The Portfolio's asset allocation mix of a modest overweight in equities and cash and an underweight in fixed income and commodities contributed positively to relative performance.

*  Certain of the Portfolio's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Portfolio may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Portfolio may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Portfolio's performance during the period.

(i)  Data sources for index returns: Bloomberg L.P., FactSet. Global equities, bonds and commodities are represented by the MSCI All Country World Index, the JPMorgan Global Government Bond Index Unhedged, and the S&P GSCI Total Return Index, respectively.

(ii)  Source: Bureau of Labor Statistics, data as of December 2014

(iii)  Eurozone equities are represented by the Eurostoxx 50 Total Return Index.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Investment Overview (unaudited) (cont'd)

Global Tactical Asset Allocation Portfolio

•  The Portfolio's strongest-performing positions in 2014 were related to our long U.S. dollar theme. In particular, the top contributors included underweight positions in the euro, a broad basket of 16 emerging market currencies, and the New Zealand dollar.

•  The commodity slowdown theme contributed positively, including our underweight position in iron ore mining stocks relative to global equities, as iron ore spot prices declined almost 50% during 2014.(iv)

•  Positions related to our eurozone recovery theme contributed positively to performance in 2014, due to strong gains in the first half of the year from our overweight positions in Greek and Portuguese bonds, which were partially offset by losses in the second half of the year from our overweight positions in eurozone and periphery equities relative to U.S. equities.

•  On balance, our China and emerging market slowdown themes had a neutral impact on performance. The Portfolio saw gains from our underweight position in emerging market relative to developed market consumer staples stocks, as well as our underweight positions in global machinery, Hong Kong equities, and luxury goods stocks, all relative to global equities. These benefits were offset by losses toward the end of the year from our underweight positions in China A-shares and H-shares, as the market rallied on speculation that China is at the beginning of a policy easing cycle.

•  Our higher U.S. interest rates theme detracted from performance during 2014. Rates rallied due to ongoing dovish rhetoric from the Fed, lower inflation expectations, and, later in the year, fears of knock-on effects from a global growth slowdown. Detractors included an underweight position in high dividend yielding U.S. equities relative to low dividend yielding U.S. equities, an underweight position in U.S. real estate investment trusts (REITs) relative to U.S. equities, and underweight positions in U.S. 2-year and 10-year Treasuries.

•  Some idiosyncratic themes detracted from the Portfolio, including a premature call on the bottom in the oil price in November when OPEC (Organization of Petroleum Exporting Countries), in a move that marked a significant departure from its traditional role in balancing the market, failed to cut production. Our overweight position in Russia 5-year credit default swaps (CDS) also detracted as the plummeting oil price threatened the Russian economy.

However, our short aerospace supply chain and short Japanese equities themes both contributed.

Management Strategies

•  As of December 31, 2014, the Portfolio's allocation was approximately 60% global equities, 33% global fixed income, –1% commodities and 8% cash.

•  Heading into 2015, we remain cautious on risky assets globally. We continue to be more constructive on developed markets than on emerging markets, with a preference for Europe over the U.S., although in the near-term Russia poses a risk to the eurozone economy. We continue to believe many yield-sensitive assets are overvalued globally, and are likely to re-price as U.S. interest rates are gradually normalized.

•  We are neutral on U.S. equities, despite increasing evidence of strong U.S. economic growth, as valuations remain high; earnings are at risk from margin contraction and softer non-U.S. growth; our sentiment composite indicates that U.S. equities have reached overbought levels; and the prospect of higher U.S. interest rates in the next six to nine months could cause increased volatility. U.S. stocks are trading at 16.8x earnings, or 28% above their historic average, and analysts expect profits to keep growing at 10% to 12% for the next two years;(v) however, as many of the structural and cyclical factors which have benefited stocks are in the process of reversing or ending, we expect margin compression to offset revenue growth in 2015, resulting in flat earnings. If Fed tightening is attended by multiple compression in equities, the impact of an earnings miss could be compounded, resulting in a correction in U.S. equities in 2015.

•  We are neutral on eurozone equities. While we continue to believe that eurozone equities have further upside, recent economic data and market performance have been discouraging and, as the Russian ruble has fallen precipitously, we have become increasingly concerned about Russia's impact on European growth via exports to and tourism from Russia. According to our estimates, declining Russian exports and tourism could detract as much as 0.5% from eurozone gross domestic product (GDP) growth over the next two quarters, perhaps helping to explain why eurozone data continues to miss expectations. However, at some point a weaker currency, lower corporate borrowing rates, and lower oil prices

(iv)  Source: Bloomberg L.P.

(v)  Source: Bloomberg L.P.; IBES

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Investment Overview (unaudited) (cont'd)

Global Tactical Asset Allocation Portfolio

should become tailwinds to growth, allowing eurozone equities to outperform.

•  We are neutral on Japanese equities. We expect that the market will increasingly recognize that Abenomics' three components — monetary easing, fiscal stimulus, and structural reform — have largely failed. Aggressive monetary easing led yen depreciation and lifted exporter profits, but the weaker yen's positive effects are now waning. Exports have not picked up, and real wages remain significantly negative due to the recent increase in the national value added tax rate. We are skeptical that Abenomics' real growth targets are achievable. We estimate that Japan's trend GDP growth is approximately 0% to 0.5%, as its labor force is likely to shrink by 0.5% to 1% per year and productivity growth remains in line with its recent average of 1%. Thus far we have seen nothing in terms of structural reform to alter this fundamental reality, nor do we think it is easy to do so in the short-term. Consensus estimates of GDP growth remain 1% above what we see as trend growth for this and next year, suggesting room for disappointment. We do not currently hold an underweight position in Japanese equities; however we are actively monitoring for opportunities to re-initiate bearish positions in this theme.

•  We are slightly underweight emerging market equities. China's slowdown continues to hit commodity exporters, and the rest of EM is growing more slowly than the U.S., with a couple of major countries either in recession (Brazil) or blowing up (Russia). We believe consensus expectations for acceleration in emerging market growth will likely have to be revised down. Few emerging markets will have the ability to ease policy in order to cushion the slowdown (India is an exception, as inflation is meaningfully improving there). In many, tightening is required to stabilize worrisome inflation, fiscal, credit or balance of payment trends. Monetary policy tightening will crimp credit growth which has fueled the consumer boom over the past cycle, and we believe this will be a prolonged headwind to growth. China will likely ease policy, but is constrained by the massive size of its outstanding credit.

•  Strong growth in the U.S. would argue for June rate hikes (earlier than the market is expects). Yet the market is pricing in minimal Fed tightening (fewer than two hikes in 2015), signaling that this may be the time to re-initiate short duration positions. The risk to this view remains that, similar to the late 1990s, global growth deceleration led by Asia, falling commodity prices, disinflation, and a strong U.S. dollar could prevent the Fed from tightening.

•  In sum, our main themes continue to be centered around the ascent of the U.S. dollar, the unwinding of the yield bubble, the slowdown in China and the commodity supply chain, with potential for an Asian crisis scenario in 2015 as China's credit and investment bubbles deflate, as well as the eurozone recovery, following a potential trough around the first half of 2015, and a few idiosyncratic themes such as underweight Russia-exposed consumer stocks.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Investment Overview (unaudited) (cont'd)

Global Tactical Asset Allocation Portfolio

Performance Compared to the MSCI All Country World Index(1) and the Customized MSIM Global Allocation Index(2)

	Period Ended December 31, 2014
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio – Class I(4)	2.15%	6.54%	4.84%	4.11%
MSCI All Country World Index	4.16	9.17	6.09	6.00
Customized MSIM Global Allocation Index	1.62	6.26	5.05	—
Portfolio – Class II(5)	2.00	—	—	6.91
MSCI All Country World Index	4.16	—	—	9.05
Customized MSIM Global Allocation Index	1.62	—	—	5.55

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Customized MSIM Global Allocation Index is comprised of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Barclay Global Aggregate Bond Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market), 5% Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Customized MSIM Global Allocation Index was added as the portfolio benchmark on October 2, 2013 and is provided for comparative purposes only. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization (defined herein) or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on January 2, 1997.

(5)  Commenced offering on March 15, 2011.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments

Global Tactical Asset Allocation Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (27.5%)
Agency Fixed Rate Mortgages (2.8%)
United States (2.8%)
Federal Home Loan Mortgage Corporation, Gold Pool: 6.50%, 5/1/29	$—	@	$—	@
January TBA: 4.00%, 1/1/45 (a)	186		198
Federal National Mortgage Association, Conventional Pools: 4.00%, 11/1/41 - 7/1/43	479		513
5.00%, 1/1/41 - 3/1/41	222		248
5.50%, 2/1/38	60		68
6.00%, 1/1/38	55		62
6.50%, 8/1/38	9		10
January TBA: 3.00%, 1/1/30 (a)	184		191
3.50%, 1/1/30 - 1/1/45 (a)	996		1,041
4.50%, 1/1/45 (a)	742		806
5.00%, 1/1/45 (a)	145		160
Government National Mortgage Association, January TBA: 3.50%, 1/20/45 (a)	248		260
4.00%, 1/20/45 (a)	898		963
4.50%, 1/20/45 (a)	170		186
Various Pools: 3.50%, 12/15/43	213		225
4.50%, 8/15/39	47		51
Total Agency Fixed Rate Mortgages (Cost $4,943)			4,982
Asset-Backed Securities (0.3%)
United States (0.3%)
Brazos Student Finance Corp., 1.16%, 6/25/35 (b)	22		22
CVS Pass-Through Trust, 6.04%, 12/10/28	186		217
Louisiana Public Facilities Authority, Zero Coupon, 4/26/27 (b)	142		140
North Carolina State Education Assistance Authority, 1.03%, 7/25/25 (b)	100		101
Total Asset-Backed Securities (Cost $446)			480
Collateralized Mortgage Obligations — Agency Collateral Series (0.2%)
United States (0.2%)
Federal Home Loan Mortgage Corporation, 2.36%, 7/25/22	99		98
2.40%, 6/25/22	245		245
Total Collateralized Mortgage Obligations — Agency Collateral Series (Cost $351)			343
	Face Amount (000)		Value (000)
Commercial Mortgage-Backed Securities (1.1%)
United States (1.1%)
COMM Mortgage Trust, 2.85%, 10/15/45		$100	$100
3.28%, 1/10/46		45	45
4.74%, 7/15/47 (b)(c)		100	95
4.70%, 8/10/47 (b)		126	136
Commercial Mortgage Pass-Through Certificates, 4.24%, 2/10/47 (b)		77	84
3.96%, 3/10/47		144	155
2.82%, 10/15/45		57	57
Extended Stay America Trust, 2.96%, 12/5/31 (c)		100	102
JPMBB Commercial Mortgage Securities Trust, 4.66%, 8/15/47 (b)		144	136
4.56%, 9/15/47 (b)(c)		102	94
3.96%, 9/15/47 (b)(c)		100	89
NLY Commercial Mortgage Trust, 1.36%, 11/15/30 (b)(c)		132	132
UBS-Barclays Commercial Mortgage Trust, 3.53%, 5/10/63		40	42
Wells Fargo Commercial Mortgage Trust, 2.92%, 10/15/45		62	63
3.94%, 8/15/50 (c)		245	212
1.19%, 2/15/27 (b)(c)		199	199
WF-RBS Commercial Mortgage Trust, 3.99%, 5/15/47 (c)		150	132
3.99%, 10/15/57 (b)(c)		144	128
Total Commercial Mortgage-Backed Securities (Cost $1,962)			2,001
Corporate Bonds (7.7%)
Australia (0.5%)
Australia & New Zealand Banking Group Ltd., 4.88%, 1/12/21 (c)		100	113
5.13%, 9/10/19	EUR	100	143
BHP Billiton Finance USA Ltd., 3.85%, 9/30/23		$70	74
Commonwealth Bank of Australia, 5.00%, 3/19/20 (c)		50	56
Macquarie Bank Ltd., 6.63%, 4/7/21 (c)		85	98
Macquarie Group Ltd., 6.00%, 1/14/20 (c)		105	119
Origin Energy Finance Ltd., 3.50%, 10/9/18 (c)		200	204
Wesfarmers Ltd., 1.87%, 3/20/18 (c)		25	25
2.98%, 5/18/16 (c)		75	77
			909
Belgium (0.1%)
Anheuser-Busch InBev Finance, Inc., 3.70%, 2/1/24		125	130

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Face Amount (000)		Value (000)
Brazil (0.1%)
Vale Overseas Ltd., 5.63%, 9/15/19		$145	$155
Canada (0.1%)
Barrick Gold Corp., 4.10%, 5/1/23		25	24
Brookfield Asset Management, Inc., 5.80%, 4/25/17		35	38
Goldcorp, Inc., 3.70%, 3/15/23		73	71
			133
Chile (0.1%)
ENTEL Chile SA, 4.88%, 10/30/24 (c)		200	204
China (0.2%)
Baidu, Inc., 3.25%, 8/6/18		225	231
Want Want China Finance Ltd., 1.88%, 5/14/18 (c)(d)		200	196
			427
Colombia (0.1%)
Ecopetrol SA, 5.88%, 9/18/23		110	117
France (0.5%)
Banque Federative du Credit Mutuel SA, 2.00%, 9/19/19	EUR	100	129
BNP Paribas SA, 4.25%, 10/15/24		$200	202
5.00%, 1/15/21		85	96
BPCE SA, 5.15%, 7/21/24 (c)		200	207
Credit Agricole SA, 3.90%, 4/19/21	EUR	50	69
5.88%, 6/11/19		50	73
LVMH Moet Hennessy Louis Vuitton SA, 1.63%, 6/29/17 (c)		$75	75
Veolia Environnement SA, 6.75%, 4/24/19	EUR	16	25
			876
Germany (0.4%)
KFW, 3.75%, 7/18/18	AUD	500	423
Vier Gas Transport GmbH, 3.13%, 7/10/23	EUR	100	140
Volkswagen International Finance N.V., 2.38%, 3/22/17 (c)		$100	102
			665
Hong Kong (0.1%)
Hutchison Whampoa International 14 Ltd., 1.63%, 10/31/17 (c)		200	198
Ireland (0.1%)
CRH America, Inc., 6.00%, 9/30/16		130	140
	Face Amount (000)		Value (000)
Italy (0.1%)
Intesa Sanpaolo SpA, 6.50%, 2/24/21 (c)		$100	$116
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	30	48
UniCredit SpA, 4.25%, 7/29/16		50	64
			228
Korea, Republic of (0.1%)
Export-Import Bank of Korea, 4.00%, 1/14/24		$200	217
Netherlands (0.4%)
ABN Amro Bank N.V., 2.50%, 10/30/18 (c)		200	202
3.63%, 10/6/17	EUR	50	66
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.88%, 2/8/22		$50	54
Series G 3.75%, 11/9/20	EUR	50	68
ING Bank N.V., 5.25%, 6/5/18		50	71
5.80%, 9/25/23 (c)		$200	222
			683
Spain (0.2%)
Banco Bilbao Vizcaya Argentaria SA, 3.63%, 1/18/17	EUR	50	65
Telefonica Emisiones SAU, 4.71%, 1/20/20		200	288
			353
Sweden (0.1%)
Nordea Bank AB, 4.00%, 3/29/21		70	98
Switzerland (0.3%)
ABB Treasury Center USA, Inc., 2.50%, 6/15/16 (c)		$125	127
4.00%, 6/15/21 (c)		50	54
Credit Suisse, 6.00%, 2/15/18		25	28
Glencore Funding LLC, 4.13%, 5/30/23 (c)		100	98
Novartis Capital Corp., 3.40%, 5/6/24		150	156
UBS AG, 7.50%, 7/15/25		150	194
			657
Thailand (0.1%)
PTT Exploration & Production PCL, 3.71%, 9/16/18 (c)		200	207

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Face Amount (000)		Value (000)
United Kingdom (0.7%)
Abbey National Treasury Services PLC, 4.00%, 3/13/24		$50	$52
Bank of Scotland PLC, 4.63%, 6/8/17	EUR	50	67
Barclays Bank PLC, 6.00%, 1/23/18		50	70
BAT International Finance PLC, 5.38%, 6/29/17		50	68
GlaxoSmithKline Capital PLC, 2.85%, 5/8/22		$98	98
Heathrow Funding Ltd., 4.60%, 2/15/20	EUR	50	68
4.88%, 7/15/23 (c)		$100	113
HSBC Holdings PLC, 4.25%, 3/14/24		200	209
6.25%, 3/19/18	EUR	50	70
Imperial Tobacco Finance PLC, 8.38%, 2/17/16		50	66
Lloyds Bank PLC, 6.50%, 3/24/20		100	149
Nationwide Building Society, 6.25%, 2/25/20 (c)		$270	317
			1,347
United States (3.4%)
Altria Group, Inc., 2.85%, 8/9/22		30	29
5.38%, 1/31/44		55	63
American International Group, Inc., 4.88%, 6/1/22		50	56
Amgen, Inc., 5.15%, 11/15/41		50	57
Apple, Inc., 2.40%, 5/3/23		100	97
4.45%, 5/6/44		75	83
AT&T, Inc., 6.30%, 1/15/38		75	91
AvalonBay Communities, Inc., 2.95%, 9/15/22		50	49
Bank of America Corp., 4.00%, 4/1/24		120	125
5.70%, 1/24/22		25	29
MTN 4.20%, 8/26/24		50	51
4.25%, 10/22/26		34	34
5.00%, 1/21/44		70	79
Bayer US Finance LLC, 3.38%, 10/8/24 (c)		200	204
Boston Properties LP, 3.85%, 2/1/23		75	78
Burlington Northern Santa Fe LLC, 4.55%, 9/1/44		75	81
Citigroup, Inc., 3.75%, 6/16/24		175	179
5.50%, 9/13/25		75	83
6.13%, 5/15/18		22	25
6.68%, 9/13/43		20	26
8.50%, 5/22/19		5	6
	Face Amount (000)		Value (000)
Coca-Cola Co., 3.20%, 11/1/23		$100	$103
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.60%, 2/15/21		10	11
Enterprise Products Operating LLC, 3.35%, 3/15/23		50	50
5.25%, 1/31/20		35	39
Five Corners Funding Trust, 4.42%, 11/15/23 (c)		200	212
Ford Motor Credit Co., LLC, 4.21%, 4/15/16		100	104
Freeport-McMoRan, Inc., 3.88%, 3/15/23		75	71
General Electric Capital Corp., 5.30%, 2/11/21		100	114
MTN 5.88%, 1/14/38		25	32
Series G 6.00%, 8/7/19		145	169
Genworth Holdings, Inc., 7.20%, 2/15/21		125	122
Gilead Sciences, Inc., 4.80%, 4/1/44		75	84
Goldman Sachs Group, Inc. (The), 3.63%, 1/22/23		75	76
4.38%, 3/16/17	EUR	50	66
6.75%, 10/1/37		$125	157
Hewlett-Packard Co., 3.75%, 12/1/20		75	78
4.65%, 12/9/21		35	37
Home Depot, Inc., 5.88%, 12/16/36		50	66
HSBC Finance Corp., 6.68%, 1/15/21		50	59
HSBC USA, Inc., 3.50%, 6/23/24		100	103
International Business Machines Corp., 1.95%, 2/12/19		100	100
JPMorgan Chase & Co., 3.20%, 1/25/23		25	25
3.88%, 2/1/24		70	73
4.25%, 10/15/20		50	54
4.63%, 5/10/21		140	154
Kinder Morgan Energy Partners LP, 4.15%, 2/1/24		50	50
Kinder Morgan, Inc., 4.30%, 6/1/25		50	50
L-3 Communications Corp., 4.75%, 7/15/20		36	39
Liberty Mutual Group, Inc., 4.85%, 8/1/44 (c)		25	26
Medtronic, Inc., 3.63%, 3/15/24		100	104
4.63%, 3/15/45 (c)		25	27
Merck & Co., Inc., 2.80%, 5/18/23		100	99

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Face Amount (000)	Value (000)
United States (cont'd)
Monongahela Power Co., 5.40%, 12/15/43 (c)	$50	$60
Nationwide Financial Services, Inc., 5.38%, 3/25/21 (c)	50	56
NBC Universal Media LLC, 4.38%, 4/1/21	130	143
NetApp, Inc., 2.00%, 12/15/17	25	25
Ohio Power Co., 5.38%, 10/1/21	75	87
Omnicom Group, Inc., 3.63%, 5/1/22	30	31
3.65%, 11/1/24	32	32
Oncor Electric Delivery Co., LLC, 6.80%, 9/1/18	80	93
Oracle Corp., 3.40%, 7/8/24	75	77
PepsiCo, Inc., 3.60%, 3/1/24	100	105
Plains All American Pipeline LP/PAA Finance Corp., 6.70%, 5/15/36	60	75
8.75%, 5/1/19	110	137
Platinum Underwriters Finance, Inc., 7.50%, 6/1/17	60	67
PPL WEM Holdings Ltd., 3.90%, 5/1/16 (c)	60	62
Principal Financial Group, Inc., 8.88%, 5/15/19	50	63
Prudential Financial, Inc., 6.63%, 12/1/37	40	53
Rowan Cos., Inc., 5.85%, 1/15/44	50	46
Spectra Energy Capital LLC, 7.50%, 9/15/38	50	61
Synchrony Financial, 4.25%, 8/15/24	50	51
Target Corp., 3.50%, 7/1/24	75	78
Time Warner Cable, Inc., 4.50%, 9/15/42	75	77
Time Warner, Inc., 7.70%, 5/1/32	25	35
Tyson Foods, Inc., 3.95%, 8/15/24	100	104
UnitedHealth Group, Inc., 1.40%, 10/15/17	25	25
4.25%, 3/15/43	25	26
Verizon Communications, Inc., 5.01%, 8/21/54 (c)	69	72
6.55%, 9/15/43	70	90
Wells Fargo & Co., 4.13%, 8/15/23	40	42
	Face Amount (000)		Value (000)
Series M 3.45%, 2/13/23		$100	$101
Zimmer Holdings, Inc., 5.75%, 11/30/39		50	61
			6,114
Total Corporate Bonds (Cost $13,351)			13,858
Mortgage — Other (0.1%)
United States (0.1%)
Banc of America Funding Trust, 0.57%, 5/25/37 (b) (Cost $247)		333	232
Sovereign (12.1%)
Belgium (0.1%)
Belgium Government Bond, 1.25%, 6/22/18	EUR	200	253
Bermuda (0.1%)
Bermuda Government International Bond, 4.85%, 2/6/24 (c)		$200	209
Brazil (0.1%)
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/25	BRL	530	175
Canada (1.0%)
Canadian Government Bond, 3.25%, 6/1/21	CAD	1,900	1,813
France (1.2%)
Credit Mutuel — CIC Home Loan SFH, 1.50%, 11/16/17 (c)		$200	201
France Government Bond OAT, 1.00%, 5/25/19	EUR	700	880
1.75%, 5/25/23		430	570
5.50%, 4/25/29		235	442
			2,093
Germany (0.7%)
Bundesrepublik Deutschland, 4.25%, 7/4/39		370	725
4.75%, 7/4/34		240	472
			1,197
Hungary (0.2%)
Hungary Government International Bond, 5.38%, 3/25/24		$52	56
5.75%, 11/22/23		310	345
			401
Indonesia (0.3%)
Indonesia Government International Bond, 5.88%, 1/15/24 (c)		400	453
Ireland (0.9%)
Ireland Government Bond, 3.40%, 3/18/24	EUR	650	932
3.90%, 3/20/23		475	702
			1,634

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Face Amount (000)		Value (000)
Italy (0.6%)
Italy Buoni Poliennali Del Tesoro, 4.00%, 9/1/20	EUR	350	$490
5.50%, 11/1/22		435	677
			1,167
Japan (1.5%)
Japan Government Ten Year Bond, 1.10%, 3/20/21	JPY	90,000	800
Japan Government Thirty Year Bond, 1.70%, 6/20/33		170,000	1,599
2.00%, 9/20/40		36,000	353
			2,752
Kazakhstan (0.1%)
KazMunayGas National Co., JSC, 6.38%, 4/9/21		$200	203
Korea, Republic of (0.1%)
Korea Development Bank (The), 3.88%, 5/4/17		200	210
Mexico (0.7%)
Mexican Bonos, 7.50%, 6/3/27	MXN	3,900	296
10.00%, 12/5/24		5,500	489
Petroleos Mexicanos, 4.88%, 1/24/22		$390	409
			1,194
New Zealand (0.8%)
New Zealand Government Bond, 3.00%, 4/15/20	NZD	1,840	1,396
Poland (0.7%)
Poland Government Bond, 5.75%, 10/25/21	PLN	3,850	1,322
Qatar (0.1%)
Qatar Government International Bond, 4.00%, 1/20/15 (c)		$150	150
South Africa (0.3%)
South Africa Government Bond, 7.75%, 2/28/23	ZAR	5,600	482
Spain (1.2%)
Spain Government Bond, 0.50%, 10/31/17	EUR	125	151
4.20%, 1/31/37		175	266
4.40%, 10/31/23 (c)		800	1,198
5.85%, 1/31/22		390	622
			2,237
Sweden (0.1%)
Sweden Government Bond, 1.50%, 11/13/23	SEK	800	109
United Kingdom (1.3%)
United Kingdom Gilt, 2.75%, 9/7/24	GBP	500	848
4.25%, 6/7/32 - 9/7/39		740	1,512
			2,360
Total Sovereign (Cost $22,450)			21,810
	Face Amount (000)	Value (000)
U.S. Treasury Securities (3.2%)
United States (3.2%)
U.S. Treasury Bond, 3.50%, 2/15/39	$1,000	$1,149
U.S. Treasury Inflation Indexed Bond, 0.13%, 7/15/24	821	792
U.S. Treasury Notes, 1.50%, 6/30/16	1,450	1,472
1.75%, 5/15/23	200	194
2.38%, 6/30/18	2,000	2,073
Total U.S. Treasury Securities (Cost $5,438)		5,680
Total Fixed Income Securities (Cost $49,188)		49,386
	Shares
Common Stocks (49.3%)
Australia (0.6%)
AGL Energy Ltd.	677	7
Alumina Ltd. (e)	6,719	10
Amcor Ltd.	2,089	23
AMP Ltd.	5,422	24
ASX Ltd.	375	11
Australia & New Zealand Banking Group Ltd.	4,486	117
BHP Billiton Ltd.	4,416	105
Brambles Ltd.	2,286	20
Coca-Cola Amatil Ltd.	403	3
Commonwealth Bank of Australia	1,913	133
CSL Ltd.	753	53
Echo Entertainment Group Ltd.	278	1
Fortescue Metals Group Ltd.	2,175	5
GPT Group REIT	5,677	20
Incitec Pivot Ltd.	3,334	9
Insurance Australia Group Ltd.	3,794	19
Leighton Holdings Ltd.	311	6
Macquarie Group Ltd.	541	25
National Australia Bank Ltd.	3,336	91
Newcrest Mining Ltd. (e)	987	9
Orica Ltd.	817	12
Origin Energy Ltd.	1,806	17
Orora Ltd.	2,089	3
QBE Insurance Group Ltd.	2,573	23
Recall Holdings Ltd.	457	3
Rio Tinto Ltd.	594	28
Santos Ltd.	1,417	9
Scentre Group REIT (e)	7,639	22
Shopping Centres Australasia Property Group REIT	320	—	@
Stockland REIT	6,471	22
Suncorp Group Ltd.	2,222	25
Sydney Airport	562	2
TABCORP Holdings Ltd.	285	1
Telstra Corp., Ltd.	5,482	27
Transurban Group	2,557	18
Treasury Wine Estates Ltd.	1,224	5

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
Australia (cont'd)
Wesfarmers Ltd.	1,477	$50
Westfield Corp. REIT	3,501	25
Westpac Banking Corp.	3,768	101
Woodside Petroleum Ltd.	832	26
Woolworths Ltd.	1,601	40
		1,150
Austria (0.0%)
BUWOG AG (e)	47	1
Erste Group Bank AG	537	12
Immofinanz AG (e)	955	3
Verbund AG, Class A	128	2
Voestalpine AG	270	11
		29
Belgium (0.1%)
Ageas	374	13
Anheuser-Busch InBev N.V.	1,282	144
Colruyt SA	158	7
Delhaize Group SA	50	4
Groupe Bruxelles Lambert SA	202	17
KBC Groep N.V. (e)	151	9
Solvay SA, Class A	98	13
Umicore SA	216	9
		216
Canada (0.8%)
Agnico-Eagle Mines Ltd.	200	5
Agrium, Inc.	200	19
Bank of Montreal	500	35
Bank of Nova Scotia	800	46
Barrick Gold Corp.	37,100	399
BCE, Inc.	1,000	46
Blackberry Ltd. (e)	500	5
Brookfield Asset Management, Inc., Class A	700	35
Cameco Corp.	500	8
Canadian Imperial Bank of Commerce	500	43
Canadian National Railway Co.	1,000	69
Canadian Natural Resources Ltd.	1,000	31
Canadian Pacific Railway Ltd.	200	39
Cenovus Energy, Inc.	800	16
Crescent Point Energy Corp.	300	7
Eldorado Gold Corp.	600	4
Enbridge, Inc.	900	46
Encana Corp.	900	13
Goldcorp, Inc.	800	15
Imperial Oil Ltd.	100	4
Kinross Gold Corp. (e)	1,200	3
Loblaw Cos. Ltd.	129	7
Lululemon Athletica, Inc. (e)	685	38
Magna International, Inc.	300	32
Manulife Financial Corp.	2,900	55
National Bank of Canada	400	17
Penn West Petroleum Ltd.	500	1
Potash Corp. of Saskatchewan, Inc.	900	32
	Shares	Value (000)
Power Corp. of Canada	600	$16
Rogers Communications, Inc., Class B	400	16
Royal Bank of Canada	1,200	83
Silver Wheaton Corp.	400	8
Sun Life Financial, Inc.	800	29
Suncor Energy, Inc.	1,600	51
Talisman Energy, Inc.	1,000	8
Teck Resources Ltd., Class B	500	7
Thomson Reuters Corp.	500	20
Toronto-Dominion Bank (The)	1,800	86
TransCanada Corp.	600	29
Yamana Gold, Inc.	900	4
		1,427
Chile (0.0%)
Antofagasta PLC	2,119	25
China (0.0%)
Wynn Macau Ltd. (d)	2,800	8
Denmark (0.2%)
AP Moeller — Maersk A/S	5	10
AP Moeller — Maersk A/S Series B	10	20
Carlsberg A/S Series B	53	4
Danske Bank A/S	684	18
DSV A/S	376	12
Novo Nordisk A/S	4,075	172
Novozymes A/S Series B	330	14
Vestas Wind Systems A/S (e)	387	14
		264
Finland (0.1%)
Elisa Oyj	277	8
Fortum Oyj	651	14
Kesko Oyj, Class B	31	1
Kone Oyj, Class B	584	27
Metso Oyj	204	6
Nokia Oyj	5,675	45
Nokian Renkaat Oyj	240	6
Sampo Oyj, Class A	605	28
Stora Enso Oyj, Class R	1,002	9
UPM-Kymmene Oyj	554	9
Valmet Oyj	204	2
Wartsila Oyj	291	13
		168
France (0.9%)
Aeroports de Paris (ADP)	55	7
Air Liquide SA	517	64
Airbus Group N.V.	675	34
Alcatel-Lucent (e)	7,434	26
Alstom SA (e)	406	13
AXA SA	3,059	71
BNP Paribas SA	1,979	116
Bouygues SA	355	13
Cap Gemini SA	333	24

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
France (cont'd)
Carrefour SA	1,030	$31
Casino Guichard Perrachon SA	27	2
CGG SA (e)	292	2
Christian Dior SA	127	22
Cie de St-Gobain	696	29
Cie Generale des Etablissements Michelin Series B	364	33
Credit Agricole SA	2,594	33
Danone SA	1,016	67
Electricite de France SA	431	12
Essilor International SA	303	34
Fonciere Des Regions REIT	53	5
GDF Suez	1,973	46
Gecina SA REIT	37	5
Groupe Eurotunnel SA	949	12
Hermes International	19	7
Klepierre REIT	187	8
L'Oreal SA	536	90
Lafarge SA	345	24
Legrand SA	195	10
LVMH Moet Hennessy Louis Vuitton SA	315	50
Orange SA	2,874	49
Pernod Ricard SA	453	50
Peugeot SA (e)	386	5
Publicis Groupe SA	312	22
Remy Cointreau SA	12	1
Renault SA	330	24
Safran SA	251	15
Sanofi	776	71
Schneider Electric SE	782	57
SES SA	614	22
Societe Generale SA	1,480	62
Sodexo SA	272	27
Technip SA	158	9
Thales SA	156	8
Total SA	2,225	115
Unibail-Rodamco SE REIT	89	23
Vallourec SA	167	5
Veolia Environnement SA	586	10
Vinci SA	830	45
Vivendi SA (e)	1,756	44
		1,554
Germany (0.6%)
Adidas AG	215	15
Allianz SE (Registered)	484	80
BASF SE	710	60
Bayer AG (Registered)	802	110
Bayerische Motoren Werke AG	433	47
Beiersdorf AG	49	4
Commerzbank AG (e)	93	1
Continental AG	103	22
Daimler AG (Registered)	829	69
Deutsche Bank AG (Registered)	1,070	32
	Shares	Value (000)
Deutsche Boerse AG	187	$13
Deutsche Lufthansa AG (Registered)	220	4
Deutsche Post AG (Registered)	738	24
Deutsche Telekom AG (Registered)	2,616	42
E.ON SE	1,804	31
Esprit Holdings Ltd. (d)	2,880	3
Fraport AG Frankfurt Airport Services Worldwide	43	3
Fresenius Medical Care AG & Co., KGaA	226	17
Fresenius SE & Co., KGaA	495	26
HeidelbergCement AG	75	5
Henkel AG & Co., KGaA	257	25
Henkel AG & Co., KGaA (Preference)	360	39
Infineon Technologies AG	1,553	17
K&S AG (Registered)	108	3
Lanxess AG	64	3
Linde AG	186	35
Merck KGaA	236	22
Metro AG (e)	274	8
Muenchener Rueckversicherungs AG (Registered)	249	50
Osram Licht AG (e)	69	3
Porsche Automobil Holding SE (Preference)	320	26
QIAGEN N.V. (e)	570	13
RWE AG	589	18
Salzgitter AG	88	3
SAP SE	960	68
Siemens AG (Registered)	696	79
Suedzucker AG	40	1
ThyssenKrupp AG (e)	249	6
Volkswagen AG	44	10
Volkswagen AG (Preference)	182	41
		1,078
Greece (0.0%)
National Bank of Greece SA (e)	138	—	@
Hong Kong (0.2%)
Bank of East Asia Ltd.	3,359	14
BOC Hong Kong Holdings Ltd.	4,500	15
Cheung Kong Holdings Ltd.	2,000	33
CLP Holdings Ltd.	2,700	23
Global Brands Group Holding Ltd. (e)	8,000	2
Hang Lung Group Ltd.	1,000	5
Hang Lung Properties Ltd.	4,000	11
Hang Seng Bank Ltd.	1,700	28
Henderson Land Development Co., Ltd.	2,783	19
Hong Kong & China Gas Co., Ltd.	6,425	15
Hong Kong Exchanges and Clearing Ltd.	1,356	30
Hutchison Whampoa Ltd.	3,000	34
Kerry Logistics Network Ltd.	750	1
Kerry Properties Ltd.	1,500	6
Link REIT (The)	2,754	17
MTR Corp., Ltd.	3,184	13
New World Development Co., Ltd.	7,027	8
Power Assets Holdings Ltd.	2,000	19
Sands China Ltd.	3,200	16

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
Hong Kong (cont'd)
Sino Land Co., Ltd.	5,798	$9
Sun Hung Kai Properties Ltd.	2,530	38
Swire Pacific Ltd., Class A	1,000	13
Swire Properties Ltd.	950	3
Wharf Holdings Ltd.	1,400	10
		382
Ireland (0.0%)
CRH PLC	832	20
Kerry Group PLC, Class A	72	5
		25
Italy (0.1%)
Assicurazioni Generali SpA	1,305	27
Atlantia SpA	346	8
Banco Popolare SC (e)	367	4
Enel Green Power SpA	1,917	4
Enel SpA	6,864	31
Eni SpA	2,182	38
Exor SpA	94	4
Finmeccanica SpA (e)	598	6
Intesa Sanpaolo SpA	11,216	32
Luxottica Group SpA	117	6
Mediobanca SpA	766	6
Prysmian SpA	198	4
Saipem SpA (e)	257	3
Snam SpA	1,686	8
Telecom Italia SpA (e)	9,102	10
Telecom Italia SpA	3,838	3
Terna Rete Elettrica Nazionale SpA	1,572	7
UniCredit SpA	3,298	21
Unione di Banche Italiane SCPA	803	6
		228
Japan (2.0%)
Aeon Co., Ltd.	2,400	24
Aisin Seiki Co., Ltd.	400	14
Ajinomoto Co., Inc.	2,000	37
Asahi Glass Co., Ltd.	2,000	10
Asahi Group Holdings Ltd.	1,200	37
Asahi Kasei Corp.	3,000	28
Astellas Pharma, Inc.	2,500	35
Bank of Yokohama Ltd. (The)	5,000	27
Bridgestone Corp.	1,200	42
Canon, Inc.	1,300	41
Central Japan Railway Co.	234	35
Chubu Electric Power Co., Inc. (e)	1,100	13
Chugoku Electric Power Co., Inc. (The)	700	9
Dai Nippon Printing Co., Ltd.	1,000	9
Dai-ichi Life Insurance Co., Ltd. (The)	1,700	26
Daiichi Sankyo Co., Ltd.	1,000	14
Daikin Industries Ltd.	400	26
Daiwa House Industry Co., Ltd.	2,000	38
Daiwa Securities Group, Inc.	5,000	39
	Shares	Value (000)
Denso Corp.	700	$33
East Japan Railway Co.	500	37
Eisai Co., Ltd.	600	23
FANUC Corp.	300	50
Fast Retailing Co., Ltd.	100	36
FUJIFILM Holdings Corp.	1,000	30
Fujitsu Ltd.	4,000	21
Hankyu Hanshin Holdings, Inc.	5,000	27
Hitachi Ltd.	5,000	37
Honda Motor Co., Ltd.	1,900	55
Hoya Corp.	900	30
Inpex Corp.	1,200	13
ITOCHU Corp.	2,200	24
Japan Tobacco, Inc.	2,146	59
JFE Holdings, Inc.	900	20
JX Holdings, Inc.	4,300	17
Kansai Electric Power Co., Inc. (The) (e)	1,200	11
Kao Corp.	1,100	43
KDDI Corp.	623	39
Keyence Corp.	200	89
Kintetsu Corp.	6,000	20
Kirin Holdings Co., Ltd.	2,500	31
Kobe Steel Ltd.	8,000	14
Komatsu Ltd.	1,600	35
Konica Minolta, Inc.	1,500	16
Kubota Corp.	3,000	44
Kuraray Co., Ltd.	1,000	11
Kyocera Corp.	600	28
Kyushu Electric Power Co., Inc. (e)	800	8
LIXIL Group Corp.	1,100	23
Marubeni Corp.	3,000	18
Mitsubishi Chemical Holdings Corp.	3,500	17
Mitsubishi Corp.	1,800	33
Mitsubishi Electric Corp.	3,000	36
Mitsubishi Estate Co., Ltd.	2,000	42
Mitsubishi Heavy Industries Ltd.	7,000	39
Mitsui & Co., Ltd.	2,200	29
Mitsui Fudosan Co., Ltd.	2,000	54
Mitsui OSK Lines Ltd.	3,000	9
Mizuho Financial Group, Inc.	28,900	49
MS&AD Insurance Group Holdings, Inc.	1,100	26
Murata Manufacturing Co., Ltd.	300	33
NEC Corp.	8,000	23
NGK Insulators Ltd.	1,000	21
Nidec Corp.	400	26
Nikon Corp.	800	11
Nintendo Co., Ltd.	100	10
Nippon Building Fund, Inc. REIT	4	20
Nippon Steel Sumitomo Metal Corp.	10,000	25
Nippon Telegraph & Telephone Corp.	700	36
Nippon Yusen KK	3,000	8
Nissan Motor Co., Ltd.	3,000	26
Nisshin Seifun Group, Inc.	100	1

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
Nitto Denko Corp.	300	$17
Nomura Holdings, Inc.	5,300	30
NTT DoCoMo, Inc.	2,100	31
Odakyu Electric Railway Co., Ltd.	3,000	27
Olympus Corp. (e)	500	18
Omron Corp.	700	31
Oriental Land Co., Ltd.	200	46
ORIX Corp.	1,710	21
Osaka Gas Co., Ltd.	5,000	19
Panasonic Corp.	2,800	33
Rakuten, Inc.	2,000	28
Ricoh Co., Ltd.	2,000	20
Rohm Co., Ltd.	300	18
Secom Co., Ltd.	500	29
Sekisui House Ltd.	2,000	26
Seven & I Holdings Co., Ltd.	1,800	65
Sharp Corp. (e)	2,000	4
Shikoku Electric Power Co., Inc. (e)	500	6
Shin-Etsu Chemical Co., Ltd.	500	33
Shionogi & Co., Ltd.	1,200	31
Shiseido Co., Ltd.	1,100	15
Shizuoka Bank Ltd. (The)	3,000	27
SMC Corp.	200	52
Softbank Corp.	1,100	65
Sompo Japan Nipponkoa Holdings, Inc.	1,000	25
Sony Corp.	1,300	26
Sumitomo Chemical Co., Ltd.	3,000	12
Sumitomo Corp.	1,900	20
Sumitomo Electric Industries Ltd.	1,200	15
Sumitomo Metal Mining Co., Ltd.	1,000	15
Sumitomo Mitsui Financial Group, Inc.	1,900	69
Sumitomo Mitsui Trust Holdings, Inc.	5,000	19
Sumitomo Realty & Development Co., Ltd.	1,000	34
Suntory Beverage & Food Ltd.	100	3
Suzuki Motor Corp.	700	21
T&D Holdings, Inc.	1,700	20
Takeda Pharmaceutical Co., Ltd.	900	37
TDK Corp.	400	24
Terumo Corp.	1,000	23
Tohoku Electric Power Co., Inc.	1,000	12
Tokio Marine Holdings, Inc.	1,100	36
Tokyo Electric Power Co., Inc. (e)	3,400	14
Tokyo Electron Ltd.	500	38
Tokyo Gas Co., Ltd.	4,000	22
Tokyu Corp.	3,000	19
Toray Industries, Inc.	3,000	24
Toshiba Corp.	5,000	21
Toyota Industries Corp.	800	41
Toyota Motor Corp.	3,400	212
Unicharm Corp.	300	7
West Japan Railway Co.	400	19
	Shares	Value (000)
Yahoo! Japan Corp.	4,700	$17
Yamada Denki Co., Ltd.	2,500	8
Yamato Holdings Co., Ltd.	400	8
		3,573
Kazakhstan (0.0%)
KAZ Minerals PLC (e)	1,579	6
Netherlands (0.3%)
Akzo Nobel N.V.	388	27
ArcelorMittal	1,340	15
ASML Holding N.V.	509	55
CNH Industrial N.V.	777	6
Corio N.V. REIT	116	6
Fiat Chrysler Automobiles N.V. (e)	1,034	12
Fugro N.V. CVA	96	2
Heineken Holding N.V.	49	3
Heineken N.V.	725	51
ING Groep N.V. CVA (e)	5,653	73
Koninklijke Ahold N.V.	2,052	36
Koninklijke KPN N.V.	1,823	6
Koninklijke Philips N.V.	1,872	54
Koninklijke Vopak N.V.	116	6
PostNL N.V. (e)	656	2
TNT Express N.V.	586	4
Unilever N.V. CVA	2,742	108
		466
Norway (0.1%)
Akastor ASA	246	1
Aker Solutions ASA (e)	246	2
DnB ASA	2,312	34
Kvaerner ASA	246	—	@
Norsk Hydro ASA	1,778	10
Orkla ASA	1,578	11
REC Silicon ASA (e)	1,171	—	@
Statoil ASA	2,284	40
Subsea 7 SA	420	4
Telenor ASA	995	20
Yara International ASA	352	16
		138
Poland (0.0%)
Jeronimo Martins SGPS SA	533	5
Portugal (0.0%)
Banco Espirito Santo SA (Registered) (e)	78,166	1
EDP — Energias de Portugal SA	4,041	15
Galp Energia SGPS SA	421	4
Portugal Telecom SGPS SA (Registered)	1,039	1
		21
South Africa (0.1%)
Mota-Engil Africa N.V. (e)	74	1
SABMiller PLC	4,938	255
		256

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
Spain (0.3%)
Abertis Infraestructuras SA	497	$10
ACS Actividades de Construccion y Servicios SA	323	11
Amadeus IT Holding SA, Class A	300	12
Banco Bilbao Vizcaya Argentaria SA	6,136	58
Banco de Sabadell SA	7,319	19
Banco Popular Espanol SA	1,018	5
Banco Santander SA	10,935	92
CaixaBank SA	1,402	7
Distribuidora Internacional de Alimentacion SA	1,240	8
Enagas SA	359	11
Ferrovial SA	526	10
Gas Natural SDG SA	327	8
Grifols SA	139	6
Grifols SA, Class B	19	1
Iberdrola SA	4,724	32
Inditex SA	1,405	40
International Consolidated Airlines Group SA (e)	1,797	13
Red Electrica Corp., SA	144	13
Repsol SA	1,442	27
Telefonica SA	4,272	61
		444
Sweden (0.7%)
Alfa Laval AB	1,433	27
Assa Abloy AB, Class B	1,134	60
Atlas Copco AB, Class A	2,752	77
Atlas Copco AB, Class B	1,447	37
Boliden AB	904	14
Electrolux AB, Class B	644	19
Hennes & Mauritz AB, Class B	3,058	127
Hexagon AB, Class B	800	25
Husqvarna AB, Class B	486	4
Investment AB Kinnevik	376	12
Investor AB, Class B	1,472	53
Millicom International Cellular SA SDR	268	20
Nordea Bank AB	10,414	120
Ratos AB, Class B	242	1
Sandvik AB	3,965	39
Skandinaviska Enskilda Banken AB	7,682	97
Skanska AB, Class B	815	17
SKF AB, Class B	1,216	26
Svenska Cellulosa AB SCA, Class B	2,231	48
Svenska Handelsbanken AB, Class A	2,527	118
Swedbank AB, Class A	1,753	44
Swedish Match AB	1,545	48
Tele2 AB, Class B	1,116	14
Telefonaktiebolaget LM Ericsson, Class B	10,055	122
TeliaSonera AB	14,846	95
Volvo AB, Class B	5,564	60
		1,324
Switzerland (2.3%)
ABB Ltd. (Registered) (e)	9,136	193
Actelion Ltd. (Registered) (e)	826	95
	Shares	Value (000)
Adecco SA (Registered) (e)	856	$59
Aryzta AG (e)	42	3
Baloise Holding AG (Registered)	328	42
Barry Callebaut AG (Registered) (e)	1	1
Cie Financiere Richemont SA (Registered)	1,741	154
Coca-Cola HBC AG (e)	93	2
Credit Suisse Group AG (Registered) (e)	4,492	113
GAM Holding AG (e)	1,136	20
Geberit AG (Registered)	272	92
Givaudan SA (Registered) (e)	43	77
Holcim Ltd. (Registered) (e)	803	57
Julius Baer Group Ltd. (e)	872	40
Kuehne & Nagel International AG (Registered)	257	35
Lonza Group AG (Registered) (e)	409	46
Nestle SA (Registered)	12,014	881
Novartis AG (Registered)	4,021	370
Roche Holding AG (Genusschein)	3,741	1,014
Schindler Holding AG	292	42
SGS SA (Registered)	41	83
Sonova Holding AG (Registered)	429	63
Swatch Group AG (The)	117	52
Swiss Life Holding AG (Registered) (e)	132	31
Swiss Re AG (e)	487	41
Syngenta AG (Registered)	460	148
UBS Group AG (e)	13,619	234
Zurich Insurance Group AG (e)	679	213
		4,201
United Kingdom (5.1%)
3i Group PLC	4,963	35
Admiral Group PLC	1,371	28
Amec Foster Wheeler PLC	1,662	22
Anglo American PLC	4,826	89
ARM Holdings PLC	9,016	139
Associated British Foods PLC	172	8
AstraZeneca PLC	3,073	216
Aviva PLC	14,316	107
BAE Systems PLC	18,477	135
Barclays PLC	82,361	310
BG Group PLC	11,049	147
BHP Billiton PLC	7,996	171
BP PLC	42,651	271
British American Tobacco PLC	7,576	412
British Land Co., PLC REIT	5,003	60
BT Group PLC	49,753	309
Burberry Group PLC	1,622	41
Cairn Energy PLC (e)	2,702	7
Capita PLC	4,187	70
Centrica PLC	23,157	100
Compass Group PLC	9,998	170
Diageo PLC	10,072	289
Experian PLC	5,817	98
Friends Life Group Ltd.	7,959	45
G4S PLC	13,331	57

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
GlaxoSmithKline PLC	9,930	$212
Glencore PLC (e)	29,369	135
Hammerson PLC REIT	3,958	37
HSBC Holdings PLC	28,958	274
ICAP PLC	2,393	17
Imperial Tobacco Group PLC	4,546	199
Indivior PLC (e)	3,290	8
Inmarsat PLC	860	11
Intu Properties PLC REIT	3,113	16
Investec PLC	2,907	24
J Sainsbury PLC	594	2
Johnson Matthey PLC	960	50
Land Securities Group PLC REIT	4,269	76
Legal & General Group PLC	23,729	91
Lloyds Banking Group PLC (e)	97,907	116
Man Group PLC	8,436	21
Marks & Spencer Group PLC	5,352	40
National Grid PLC	13,973	199
Next PLC	1,228	130
Old Mutual PLC	19,436	57
Petrofac Ltd.	1,454	16
Prudential PLC	13,665	314
Randgold Resources Ltd.	323	22
Reckitt Benckiser Group PLC	3,290	265
Reed Elsevier PLC	7,017	119
Rexam PLC	3,426	24
Rio Tinto PLC	5,060	233
Rolls-Royce Holdings PLC (e)	12,280	165
Royal Bank of Scotland Group PLC (e)	12,080	73
Royal Dutch Shell PLC, Class A	11,092	368
Royal Dutch Shell PLC, Class B	8,887	305
RSA Insurance Group PLC (e)	3,934	27
Schroders PLC	497	21
Segro PLC REIT	4,169	24
Severn Trent PLC	1,079	33
Shire PLC	4,249	301
Signet Jewelers Ltd.	291	38
Sky PLC	7,459	104
Smith & Nephew PLC	5,772	106
Smiths Group PLC	2,245	38
SSE PLC	4,267	107
Standard Chartered PLC	5,472	82
Standard Life PLC	10,449	64
Tate & Lyle PLC	223	2
Tesco PLC	30,439	89
Tullow Oil PLC	4,038	26
Unilever PLC	5,255	214
United Utilities Group PLC	3,293	47
Vodafone Group PLC	128,350	440
Weir Group PLC (The)	985	28
	Shares	Value (000)
WM Morrison Supermarkets PLC	12,044	$34
Wolseley PLC	1,199	68
WPP PLC	12,234	254
		9,102
United States (34.8%)
3M Co.	4,129	678
Abbott Laboratories	6,553	295
AbbVie, Inc.	5,809	380
Accenture PLC, Class A	2,786	249
Actavis PLC (e)	155	40
Adobe Systems, Inc. (e)	974	71
ADT Corp. (The)	13	—	@
AES Corp.	734	10
Aetna, Inc.	591	52
Agilent Technologies, Inc.	397	16
AGL Resources, Inc.	65	4
Alexion Pharmaceuticals, Inc. (e)	337	62
Allergan, Inc.	817	174
Alpha Natural Resources, Inc. (e)	109	—	@
Altera Corp.	401	15
Altria Group, Inc.	9,566	471
Amazon.com, Inc. (e)	1,483	460
Ameren Corp.	321	15
American Electric Power Co., Inc.	1,018	62
American Express Co.	15,874	1,477
American International Group, Inc.	8,100	454
American Tower Corp. REIT	558	55
Ameriprise Financial, Inc.	201	27
AmerisourceBergen Corp.	578	52
Amgen, Inc.	3,209	511
Amphenol Corp., Class A	968	52
Anadarko Petroleum Corp.	3,912	323
Analog Devices, Inc.	152	8
Annaly Capital Management, Inc. REIT	1,117	12
Anthem, Inc.	581	73
Apache Corp.	229	14
Apple, Inc.	21,385	2,360
Archer-Daniels-Midland Co.	282	15
AT&T, Inc.	17,038	572
Automatic Data Processing, Inc.	411	34
Avery Dennison Corp.	471	24
Avon Products, Inc.	184	2
Baker Hughes, Inc.	741	42
Bank of America Corp.	47,203	844
Bank of New York Mellon Corp. (The)	1,149	47
Baxter International, Inc.	4,073	299
BB&T Corp.	1,116	43
Becton Dickinson and Co.	474	66
Bed Bath & Beyond, Inc. (e)	1,237	94
Berkshire Hathaway, Inc., Class B (e)	4,000	601
Best Buy Co., Inc.	1,594	62
Biogen Idec, Inc. (e)	1,387	471
Blackhawk Network Holdings, Inc. (e)	17	1

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
United States (cont'd)
BlackRock, Inc.	1,249	$447
Bloomin' Brands, Inc. (e)	560	14
Boeing Co. (The)	2,731	355
Boston Properties, Inc. REIT	158	20
Boston Scientific Corp. (e)	1,561	21
Bristol-Myers Squibb Co.	10,533	622
Broadcom Corp., Class A	437	19
Brookfield Property Partners LP	40	1
Brown-Forman Corp., Class B	53	5
Bunge Ltd.	63	6
C.H. Robinson Worldwide, Inc.	209	16
Cablevision Systems Corp.	688	14
California Resources Corp. (e)	1,401	8
Cameron International Corp. (e)	80	4
Campbell Soup Co.	88	4
Capital One Financial Corp.	201	17
Cardinal Health, Inc.	360	29
CareFusion Corp. (e)	615	36
Carnival Corp.	2	—	@
Carter's, Inc.	251	22
Caterpillar, Inc.	3,832	351
CBS Corp., Class B	911	50
CDK Global, Inc.	137	6
Celgene Corp. (e)	3,907	437
CenterPoint Energy, Inc.	391	9
CenturyLink, Inc.	908	36
Cerner Corp. (e)	948	61
CF Industries Holdings, Inc.	7	2
Charles Schwab Corp. (The)	1,957	59
Chesapeake Energy Corp.	223	4
Chevron Corp.	7,032	789
Chipotle Mexican Grill, Inc. (e)	40	27
Church & Dwight Co., Inc.	59	5
Cigna Corp.	546	56
Cintas Corp.	169	13
Cisco Systems, Inc.	20,077	558
CIT Group, Inc.	544	26
Citigroup, Inc.	13,066	707
Citrix Systems, Inc. (e)	333	21
Cliffs Natural Resources, Inc.	15	—	@
Clorox Co. (The)	56	6
CME Group, Inc.	191	17
CMS Energy Corp.	149	5
Coach, Inc.	422	16
Coca-Cola Co.	5,610	237
Coca-Cola Enterprises, Inc.	214	9
Cognizant Technology Solutions Corp., Class A (e)	726	38
Colgate-Palmolive Co.	11,398	789
Comcast Corp., Class A	9,888	574
Comcast Corp. Special Class A	806	46
Comerica, Inc.	201	9
ConAgra Foods, Inc.	179	6
	Shares	Value (000)
Concho Resources, Inc. (e)	109	$11
ConocoPhillips	7,057	487
CONSOL Energy, Inc.	514	17
Consolidated Edison, Inc.	575	38
Constellation Brands, Inc., Class A (e)	70	7
Costco Wholesale Corp.	2,795	396
Covidien PLC	476	49
CR Bard, Inc.	154	26
Crown Castle International Corp.	635	50
CST Brands, Inc.	71	3
CSX Corp.	850	31
Cummins, Inc.	9	1
CVS Health Corp.	12,271	1,182
Danaher Corp.	5,632	483
Darden Restaurants, Inc.	470	28
DaVita HealthCare Partners, Inc. (e)	382	29
Deere & Co.	22	2
DENTSPLY International, Inc.	83	4
Devon Energy Corp.	456	28
DIRECTV, Class A (e)	612	53
Discover Financial Services	705	46
Discovery Communications, Inc., Class A (e)	605	21
Discovery Communications, Inc., Class C (e)	1,815	61
Dollar General Corp. (e)	1,214	86
Dollar Tree, Inc. (e)	961	68
Dominion Resources, Inc.	771	59
Dow Chemical Co. (The)	6,600	301
Dr. Pepper Snapple Group, Inc.	88	6
DTE Energy Co.	459	40
Duke Energy Corp.	3,539	296
Dun & Bradstreet Corp. (The)	144	17
Eaton Corp., PLC	27	2
eBay, Inc. (e)	6,559	368
Ecolab, Inc.	29	3
Edison International	725	47
Edwards Lifesciences Corp. (e)	209	27
EI du Pont de Nemours & Co.	4,800	355
Eli Lilly & Co.	4,802	331
EMC Corp.	15,015	447
Emerson Electric Co.	3,934	243
Energizer Holdings, Inc.	27	3
Entergy Corp.	463	40
EOG Resources, Inc.	1,010	93
Equity Residential REIT	437	31
Estee Lauder Cos., Inc. (The), Class A	570	43
Exelon Corp.	1,264	47
Express Scripts Holding Co. (e)	3,095	262
Exxon Mobil Corp.	14,674	1,357
Facebook, Inc., Class A (e)	5,300	414
Family Dollar Stores, Inc.	476	38
Fastenal Co.	14	1
FedEx Corp.	419	73
Fifth Third Bancorp	1,665	34
The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
United States (cont'd)
FirstEnergy Corp.	719	$28
Fluor Corp.	41	2
FMC Technologies, Inc. (e)	89	4
Ford Motor Co.	19,894	308
Franklin Resources, Inc.	401	22
Freeport-McMoRan, Inc.	34,800	813
Frontier Communications Corp.	723	5
G-III Apparel Group Ltd. (e)	108	11
Gap, Inc. (The)	1,941	82
General Dynamics Corp.	66	9
General Electric Co.	21,808	551
General Growth Properties, Inc. REIT	1,205	34
General Mills, Inc.	1,222	65
Gilead Sciences, Inc. (e)	5,554	524
Goldman Sachs Group, Inc. (The)	2,125	412
Google, Inc., Class A (e)	758	402
Google, Inc., Class C (e)	758	399
H&R Block, Inc.	1,227	41
Halliburton Co.	32,630	1,283
Halyard Health, Inc. (e)	395	18
Hanesbrands, Inc.	279	31
HCP, Inc. REIT	398	18
Health Care REIT, Inc.	437	33
Henry Schein, Inc. (e)	149	20
Herbalife Ltd.	38	1
Hershey Co. (The)	216	22
Hess Corp.	209	15
Hewlett-Packard Co.	4,706	189
Home Depot, Inc.	12,665	1,329
Honeywell International, Inc.	6,241	624
Hormel Foods Corp.	63	3
Hospira, Inc. (e)	98	6
Hudson City Bancorp, Inc.	170	2
Humana, Inc.	207	30
Illinois Tool Works, Inc.	26	2
Integrys Energy Group, Inc.	44	3
Intel Corp.	11,863	431
Intercontinental Exchange, Inc.	115	25
International Business Machines Corp.	3,546	569
Interpublic Group of Cos., Inc. (The)	1,560	32
Intuit, Inc.	405	37
Intuitive Surgical, Inc. (e)	64	34
Invesco Ltd.	752	30
Iron Mountain, Inc.	601	23
JM Smucker Co. (The)	46	5
Johnson & Johnson	11,952	1,250
Johnson Controls, Inc.	688	33
Joy Global, Inc.	41	2
JPMorgan Chase & Co.	18,638	1,166
Juniper Networks, Inc.	1,098	25
Kellogg Co.	714	47
Keurig Green Mountain, Inc.	59	8
	Shares	Value (000)
KeyCorp	1,279	$18
Keysight Technologies, Inc. (e)	101	3
Kimberly-Clark Corp.	3,163	365
Kimco Realty Corp. REIT	926	23
Kohl's Corp.	1,320	81
Kraft Foods Group, Inc.	347	22
Kroger Co. (The)	1,171	75
L Brands, Inc.	1,245	108
Laboratory Corp. of America Holdings (e)	204	22
Las Vegas Sands Corp.	147	9
Li & Fung Ltd. (d)	8,000	7
Liberty Global PLC, Class A (e)	339	17
Liberty Global PLC, Series C (e)	1,299	63
Liberty Property Trust REIT	542	20
Lockheed Martin Corp.	14	3
Lorillard, Inc.	162	10
Lowe's Cos., Inc.	10,107	695
M&T Bank Corp.	181	23
Macerich Co. (The) REIT	437	36
Macy's, Inc.	1,578	104
Mallinckrodt PLC (e)	92	9
Manpowergroup, Inc.	99	7
Marathon Oil Corp.	586	17
Marathon Petroleum Corp.	419	38
Marriott International, Inc., Class A	954	74
Mastercard, Inc., Class A	7,910	682
McCormick & Co., Inc.	52	4
McDonald's Corp.	4,074	382
McGraw Hill Financial, Inc.	496	44
McKesson Corp.	517	107
Mead Johnson Nutrition Co.	323	32
Medtronic, Inc.	7,713	557
Men's Wearhouse, Inc. (The)	181	8
Merck & Co., Inc.	9,593	545
Microsoft Corp.	24,114	1,120
Molson Coors Brewing Co., Class B	64	5
Mondelez International, Inc., Class A	3,453	125
Monsanto Co.	1,048	125
Monster Beverage Corp. (e)	61	7
Mosaic Co. (The)	26	1
Murphy Oil Corp.	416	21
Murphy USA, Inc. (e)	129	9
Mylan, Inc. (e)	219	12
NASDAQ OMX Group, Inc. (The)	170	8
National Oilwell Varco, Inc.	597	39
NetApp, Inc.	1,014	42
New York Community Bancorp, Inc.	170	3
Newfield Exploration Co. (e)	534	14
Newmont Mining Corp.	25,744	487
News Corp., Class A (e)	1,494	23
News Corp., Class B (e)	256	4
NextEra Energy, Inc.	636	68

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
United States (cont'd)
NII Holdings, Inc. (e)	90	$—	@
NIKE, Inc., Class B	6,402	616
NiSource, Inc.	171	7
Noble Corp. PLC	201	3
Noble Energy, Inc.	356	17
Nordstrom, Inc.	979	78
Norfolk Southern Corp.	787	86
Northeast Utilities	172	9
Northrop Grumman Corp.	17	3
NOW, Inc. (e)	149	4
NRG Energy, Inc.	184	5
O'Reilly Automotive, Inc. (e)	229	44
Occidental Petroleum Corp.	3,503	282
Omnicom Group, Inc.	359	28
ONE Gas, Inc.	102	4
ONEOK, Inc.	408	20
Oracle Corp.	14,707	661
PACCAR, Inc.	20	1
Paragon Offshore PLC	67	—	@
Patterson Cos., Inc.	50	2
Peabody Energy Corp.	703	5
Pentair PLC	6	—	@
People's United Financial, Inc.	170	3
Pepco Holdings, Inc.	137	4
PepsiCo, Inc.	6,253	591
PerkinElmer, Inc.	66	3
Perrigo Co., PLC	78	13
PetSmart, Inc.	467	38
Pfizer, Inc.	21,003	654
PG&E Corp.	800	43
Philip Morris International, Inc.	5,868	478
Phillips 66	2,437	175
Pinnacle West Capital Corp.	60	4
Pioneer Natural Resources Co.	382	57
Pitney Bowes, Inc.	184	4
Plum Creek Timber Co., Inc. REIT	542	23
PNC Financial Services Group, Inc. (The)	2,010	183
PPL Corp.	933	34
Praxair, Inc.	26	3
Precision Castparts Corp.	5	1
Priceline Group, Inc. (e)	48	55
Procter & Gamble Co. (The)	11,742	1,070
ProLogis, Inc. REIT	397	17
Public Service Enterprise Group, Inc.	946	39
Public Storage REIT	151	28
QUALCOMM, Inc.	9,876	734
Quest Diagnostics, Inc.	316	21
Range Resources Corp.	131	7
Rayonier Advanced Materials	153	3
Rayonier, Inc. REIT	460	13
Raytheon Co.	20	2
Regeneron Pharmaceuticals, Inc. (e)	43	18
	Shares	Value (000)
Regions Financial Corp.	1,787	$19
Republic Services, Inc.	596	24
Reynolds American, Inc.	142	9
Robert Half International, Inc.	201	12
Rockwell Automation, Inc.	9	1
Ross Stores, Inc.	1,188	112
Rouse Properties, Inc. REIT	44	1
Royal Caribbean Cruises Ltd.	2	—	@
Safeway, Inc.	104	4
Salesforce.com, Inc. (e)	549	33
SanDisk Corp.	382	37
SCANA Corp.	77	5
Schlumberger Ltd.	5,019	429
Scripps Networks Interactive, Inc., Class A	143	11
Sempra Energy	556	62
Seventy Seven Energy, Inc. (e)	15	—	@
Simon Property Group, Inc. REIT	1,488	271
Southern Co. (The)	1,152	57
Southwestern Energy Co. (e)	672	18
Spectra Energy Corp.	805	29
Sprint Corp. (e)	3,916	16
St. Jude Medical, Inc.	609	40
Staples, Inc.	425	8
Starbucks Corp.	4,097	336
State Street Corp.	432	34
Stericycle, Inc. (e)	235	31
Steven Madden Ltd. (e)	205	7
Stryker Corp.	579	55
SunTrust Banks, Inc.	631	26
Symantec Corp.	918	24
Sysco Corp.	1,149	46
T. Rowe Price Group, Inc.	362	31
Target Corp.	6,246	474
TE Connectivity Ltd.	167	11
TECO Energy, Inc.	127	3
Tenaris SA	473	7
Tenet Healthcare Corp. (e)	58	3
Texas Instruments, Inc.	11,124	595
Thermo Fisher Scientific, Inc.	718	90
Time Warner Cable, Inc.	448	68
Time Warner, Inc.	2,356	201
Time, Inc.	294	7
TJX Cos., Inc. (The)	3,933	270
Twenty-First Century Fox, Inc.	5,701	218
Tyco International PLC	27	1
Tyson Foods, Inc., Class A	121	5
Ultra Petroleum Corp. (e)	130	2
Union Pacific Corp.	6,312	752
United Parcel Service, Inc., Class B	7,570	842
United Technologies Corp.	11,544	1,328
UnitedHealth Group, Inc.	7,055	713
Universal Health Services, Inc., Class B	53	6
Urban Outfitters, Inc. (e)	615	22

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
United States (cont'd)
US Bancorp	5,159	$232
Valero Energy Corp.	746	37
Varian Medical Systems, Inc. (e)	417	36
Ventas, Inc. REIT	437	31
Verisk Analytics, Inc., Class A (e)	152	10
Verizon Communications, Inc.	7,302	342
Verizon Communications, Inc.	6,188	288
Vertex Pharmaceuticals, Inc. (e)	138	16
VF Corp.	424	32
Viacom, Inc., Class B	373	28
Visa, Inc., Class A	2,593	680
Vornado Realty Trust REIT	118	14
Wal-Mart Stores, Inc.	12,299	1,056
Walgreens Boots Alliance, Inc.	1,491	114
Walt Disney Co. (The)	7,082	667
Washington Prime Group, Inc. REIT	744	13
Waste Management, Inc.	610	31
Waters Corp. (e)	49	6
Weatherford International PLC (e)	1,834	21
Wells Fargo & Co.	13,701	751
Western Union Co. (The)	80	1
Weyerhaeuser Co. REIT	736	26
Whole Foods Market, Inc.	903	46
Williams Cos., Inc. (The)	1,063	48
Williams-Sonoma, Inc.	426	32
Wisconsin Energy Corp.	322	17
WPX Energy, Inc. (e)	374	4
WW Grainger, Inc.	3	1
Wynn Resorts Ltd.	103	15
Xcel Energy, Inc.	750	27
Xerox Corp.	2,250	31
Xylem, Inc.	121	5
Yahoo!, Inc. (e)	1,106	56
Yum! Brands, Inc.	492	36
Zimmer Holdings, Inc.	333	38
Zoetis, Inc.	4,576	197
		62,468
Total Common Stocks (Cost $75,173)		88,558
	No. of Rights
Rights (0.0%)
Spain (0.0%)
Repsol SA (e) (Cost $1)	1,442	1
	No. of Warrants
Warrants (0.0%)
France (0.0%)
Peugeot SA (e) (Cost $—@)	386	1
	Shares	Value (000)
Investment Companies (5.9%)
United Kingdom (0.3%)
ETFS Daily Short Copper (e)	13,880	$469
United States (5.6%)
Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio (See Note G)	117,951	2,610
iShares MSCI Emerging Markets Index Fund	7,100	279
SPDR S&P 500 ETF Trust	35,000	7,192
		10,081
Total Investment Companies (Cost $8,941)		10,550
Short-Term Investments (19.1%)
Investment Company (18.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $33,006)	33,005,591	33,006
	Face Amount (000)
U.S. Treasury Securities (0.7%)
U.S. Treasury Bills, 0.03%, 2/12/15 (f)(g)	$125	125
0.04%, 2/12/15 (f)(g)	465	465
0.05%, 2/12/15 (f)(g)	706	706
Total U.S. Treasury Securities (Cost $1,296)		1,296
Total Short-Term Investments (Cost $34,302)		34,302
Total Investments (101.8%) (Cost $167,605) (h)(i)		182,798
Liabilities in Excess of Other Assets (-1.8%)		(3,193)
Net Assets (100.0%)		$179,605

(a)  Security is subject to delayed delivery.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2014.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Security trades on the Hong Kong exchange.

(e)  Non-income producing security.

(f)  Rate shown is the yield to maturity at December 31, 2014.

(g)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(h)  The approximate fair value and percentage of net assets, $25,152,000 and 14.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(i)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

@  Value is less than $500.

CVA  Certificaten Van Aandelen.

MTN  Medium Term Note.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

REIT  Real Estate Investment Trust.

SDR  Swedish Depositary Receipt.

SPDR  Standard & Poor's Depository Receipt.

TBA  To Be Announced.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at December 31, 2014:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	CHF	871	$877	1/15/15	USD	908	$908	$31
Bank of America NA	PLN	1,170	330	1/15/15	USD	346	346	16
Bank of Montreal	HUF	127,521	487	1/15/15	USD	508	508	21
Bank of Montreal	NZD	1,555	1,211	1/15/15	USD	1,206	1,206	(5)
Bank of Montreal	TRY	1,878	802	1/15/15	USD	785	785	(17)
Bank of New York Mellon	EUR	986	1,193	1/15/15	USD	1,233	1,233	40
Bank of New York Mellon	USD	1,933	1,933	1/15/15	HKD	14,988	1,933	(— @)
Barclays Bank PLC	EUR	399	483	1/15/15	USD	499	499	16
Barclays Bank PLC	INR	32,088	507	1/15/15	USD	511	511	4
Barclays Bank PLC	KRW	189,843	173	1/15/15	USD	172	172	(1)
Barclays Bank PLC	USD	501	501	1/15/15	AUD	611	499	(2)
Barclays Bank PLC	USD	702	702	1/15/15	EUR	560	678	(24)
Citibank NA	EUR	180	218	1/5/15	PLN	750	212	(6)
Citibank NA	IDR	6,308,307	509	1/15/15	USD	506	506	(3)
Citibank NA	JPY	53,099	443	1/15/15	USD	443	443	(— @)
Citibank NA	MXN	8,773	594	2/4/15	USD	596	596	2
Citibank NA	PLN	4,961	1,401	1/5/15	USD	1,475	1,475	74
Citibank NA	USD	5,420	5,420	1/15/15	EUR	4,332	5,242	(178)
Citibank NA	USD	3,888	3,888	1/5/15	JPY	463,260	3,868	(20)
Citibank NA	USD	2,290	2,290	1/15/15	JPY	268,214	2,240	(50)
Citibank NA	USD	597	597	1/5/15	MXN	8,773	595	(2)
Commonwealth Bank of Australia	NZD	2,662	2,075	1/15/15	USD	2,066	2,066	(9)
Credit Suisse International	GBP	65	102	1/15/15	USD	103	103	1
Credit Suisse International	ILS	843	216	1/15/15	USD	216	216	(— @)
Deutsche Bank AG	AUD	175	143	1/15/15	USD	144	144	1
Deutsche Bank AG	CHF	793	798	1/15/15	USD	826	826	28
Deutsche Bank AG	CHF	315	317	1/15/15	USD	317	317	— @
Deutsche Bank AG	CLP	295,106	486	1/15/15	USD	476	476	(10)
Deutsche Bank AG	EUR	61	74	1/15/15	USD	77	77	3
Deutsche Bank AG	GBP	625	974	1/15/15	USD	983	983	9
Deutsche Bank AG	JPY	40,660	339	1/15/15	USD	347	347	8
Deutsche Bank AG	NOK	1,440	193	1/5/15	EUR	165	200	7
Deutsche Bank AG	NOK	1,844	247	1/15/15	USD	246	246	(1)
Deutsche Bank AG	PLN	671	190	1/15/15	USD	199	199	9
Deutsche Bank AG	USD	490	490	1/15/15	DKK	2,914	473	(17)
Deutsche Bank AG	USD	425	425	1/15/15	GBP	272	425	(— @)
Deutsche Bank AG	USD	246	246	1/5/15	NOK	1,729	232	(14)
Deutsche Bank AG	USD	1,245	1,245	1/15/15	SEK	9,480	1,216	(29)
Deutsche Bank AG	USD	521	521	1/15/15	SGD	679	513	(8)
Deutsche Bank AG	USD	171	171	1/15/15	TRY	408	174	3
Goldman Sachs International	AUD	1,834	1,496	1/15/15	USD	1,504	1,504	8
Goldman Sachs International	HKD	2,200	284	1/15/15	USD	284	284	(— @)
Goldman Sachs International	TWD	8,977	284	1/15/15	USD	288	288	4
Goldman Sachs International	USD	182	182	1/15/15	CAD	211	182	— @
Goldman Sachs International	USD	1,074	1,074	1/15/15	EUR	858	1,039	(35)
Goldman Sachs International	USD	1,172	1,172	1/15/15	EUR	937	1,133	(39)
Goldman Sachs International	USD	55	55	1/15/15	JPY	6,473	54	(1)

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
HSBC Bank PLC	EUR	159	$192	1/5/15	NOK	1,440	$193	$1
HSBC Bank PLC	EUR	7	9	1/5/15	USD	9	9	— @
HSBC Bank PLC	EUR	1,795	2,173	1/5/15	USD	2,187	2,187	14
HSBC Bank PLC	JPY	464,705	3,880	1/5/15	USD	3,851	3,851	(29)
HSBC Bank PLC	MXN	11,906	807	1/5/15	USD	846	846	39
HSBC Bank PLC	NOK	1,440	193	2/4/15	EUR	159	192	(1)
HSBC Bank PLC	NOK	1,729	232	1/5/15	USD	232	232	— @
HSBC Bank PLC	NZD	1,912	1,491	1/5/15	USD	1,485	1,485	(6)
HSBC Bank PLC	USD	2,187	2,187	2/4/15	EUR	1,795	2,173	(14)
HSBC Bank PLC	USD	62	62	1/5/15	EUR	50	60	(2)
HSBC Bank PLC	USD	612	612	1/5/15	GBP	391	609	(3)
HSBC Bank PLC	USD	3,852	3,852	2/4/15	JPY	464,705	3,881	29
HSBC Bank PLC	USD	232	232	2/4/15	NOK	1,729	232	(— @)
JPMorgan Chase Bank NA	AUD	328	267	2/4/15	USD	265	265	(2)
JPMorgan Chase Bank NA	EUR	200	242	1/5/15	USD	246	246	4
JPMorgan Chase Bank NA	MYR	1,703	487	1/15/15	USD	486	486	(1)
JPMorgan Chase Bank NA	NZD	431	335	1/15/15	USD	334	334	(1)
JPMorgan Chase Bank NA	NZD	1,912	1,487	2/4/15	USD	1,466	1,466	(21)
JPMorgan Chase Bank NA	RUB	3,590	59	1/15/15	USD	63	63	4
JPMorgan Chase Bank NA	USD	265	265	1/5/15	AUD	328	267	2
JPMorgan Chase Bank NA	USD	611	611	1/15/15	EUR	492	596	(15)
JPMorgan Chase Bank NA	USD	29	29	1/5/15	MXN	426	29	— @
JPMorgan Chase Bank NA	USD	1,470	1,470	1/5/15	NZD	1,912	1,491	21
JPMorgan Chase Bank NA	ZAR	3,768	326	1/15/15	USD	320	320	(6)
Northern Trust Company	EUR	1,531	1,853	1/15/15	USD	1,916	1,916	63
Northern Trust Company	SGD	664	501	1/15/15	USD	509	509	8
Royal Bank of Scotland PLC	BRL	695	261	1/15/15	USD	260	260	(1)
Royal Bank of Scotland PLC	BRL	289	108	1/15/15	USD	106	106	(2)
Royal Bank of Scotland PLC	BRL	103	39	1/15/15	USD	39	39	(— @)
Royal Bank of Scotland PLC	EUR	873	1,057	1/15/15	USD	1,093	1,093	36
Royal Bank of Scotland PLC	MXN	4,774	324	1/15/15	USD	322	322	(2)
Royal Bank of Scotland PLC	USD	266	266	1/15/15	BRL	707	265	(1)
Royal Bank of Scotland PLC	USD	1,363	1,363	1/15/15	JPY	159,612	1,333	(30)
State Street Bank and Trust Co.	MXN	1,845	125	1/15/15	USD	124	124	(1)
State Street Bank and Trust Co.	SEK	9,975	1,280	1/15/15	USD	1,310	1,310	30
State Street Bank and Trust Co.	THB	16,920	514	1/15/15	USD	508	508	(6)
State Street Bank and Trust Co.	USD	2,450	2,450	1/15/15	CHF	2,351	2,365	(85)
State Street Bank and Trust Co.	USD	2,307	2,307	1/15/15	EUR	1,844	2,231	(76)
UBS AG	AUD	328	268	1/5/15	USD	278	278	10
UBS AG	CAD	532	458	1/5/15	USD	470	470	12
UBS AG	CAD	532	458	2/4/15	USD	457	457	(1)
UBS AG	CHF	210	211	1/5/15	EUR	175	211	— @
UBS AG	CHF	1,077	1,083	1/15/15	USD	1,122	1,122	39
UBS AG	CHF	158	159	1/5/15	USD	160	160	1
UBS AG	EUR	175	211	1/5/15	CHF	210	211	(— @)
UBS AG	EUR	175	211	2/4/15	CHF	210	211	(— @)
UBS AG	EUR	174	211	2/4/15	PLN	750	212	1

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
UBS AG	GBP	489	$762	1/5/15	USD	758	$758	$(4)
UBS AG	KRW	544,466	494	1/5/15	USD	492	492	(2)
UBS AG	KRW	544,466	495	1/5/15	USD	495	495	(— @)
UBS AG	PLN	750	212	1/5/15	EUR	174	211	(1)
UBS AG	PLN	4,961	1,399	2/4/15	USD	1,402	1,402	3
UBS AG	SEK	637	82	1/5/15	USD	85	85	3
UBS AG	SEK	637	82	2/4/15	USD	82	82	(— @)
UBS AG	THB	4,054	123	1/5/15	USD	123	123	(— @)
UBS AG	USD	2,889	2,889	1/15/15	CAD	3,363	2,894	5
UBS AG	USD	458	458	1/5/15	CAD	532	458	— @
UBS AG	USD	164	164	1/5/15	CHF	158	159	(5)
UBS AG	USD	160	160	2/4/15	CHF	158	159	(1)
UBS AG	USD	18	18	1/5/15	EUR	14	18	(— @)
UBS AG	USD	2,418	2,418	1/5/15	EUR	1,939	2,346	(72)
UBS AG	USD	543	543	1/15/15	EUR	434	525	(18)
UBS AG	USD	154	154	1/5/15	GBP	98	153	(1)
UBS AG	USD	758	758	2/4/15	GBP	489	761	3
UBS AG	USD	2,414	2,414	1/15/15	JPY	282,728	2,361	(53)
UBS AG	USD	12	12	1/5/15	JPY	1,445	12	(— @)
UBS AG	USD	495	495	1/5/15	KRW	544,466	495	— @
UBS AG	USD	491	491	1/5/15	KRW	544,466	496	5
UBS AG	USD	491	491	2/4/15	KRW	544,466	494	3
UBS AG	USD	188	188	1/5/15	MXN	2,707	184	(4)
UBS AG	USD	384	384	1/15/15	NOK	2,872	385	1
UBS AG	USD	1,404	1,404	1/5/15	PLN	4,961	1,401	(3)
UBS AG	USD	103	103	1/15/15	RUB	7,210	119	16
UBS AG	USD	231	231	1/15/15	RUB	15,321	252	21
UBS AG	USD	82	82	1/5/15	SEK	637	82	— @
UBS AG	USD	46	46	1/15/15	SEK	352	45	(1)
UBS AG	USD	189	189	1/15/15	SGD	247	186	(3)
UBS AG	USD	123	123	1/5/15	THB	4,054	123	(— @)
UBS AG	USD	122	122	2/4/15	THB	4,054	123	1
UBS AG	USD	249	249	1/15/15	TRY	596	254	5
UBS AG	USD	376	376	1/5/15	ZAR	4,382	379	3
UBS AG	ZAR	4,382	379	1/5/15	USD	393	393	14
UBS AG	ZAR	4,382	377	2/4/15	USD	374	374	(3)
UBS AG	ZAR	1,782	154	1/15/15	USD	151	151	(3)
			$95,097				$94,828	$(269)

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

Futures Contracts:

The Portfolio had the following futures contracts open at December 31, 2014:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
CAC 40 Index (France)	1	$52	Jan-15	$3
Corn Futures (United States)	37	779	Dec-15	(22)
Dax Index (Germany)	1	298	Mar-15	(1)
Euro Stoxx 50 Index (Germany)	279	10,577	Mar-15	34
FTSE MIB Index (Italy)	5	577	Mar-15	17
Hang Seng Index (Hong Kong)	5	762	Jan-15	8
IBEX 35 Index (Spain)	7	868	Jan-15	23
MSCI Emerging Market E Mini (United States)	207	9,912	Mar-15	107
MSCI Singapore Free Index (Singapore)	12	691	Jan-15	3
NIKKEI 225 Index (United States)	87	6,286	Mar-15	(193)
S&P 500 E MINI Index (United States)	13	1,334	Mar-15	(15)
S+P TSE 60 Index (Canada)	17	2,492	Mar-15	89
SPI 200 Index (Australia)	13	1,428	Mar-15	72
U.S. Treasury 10 yr. Note (United States)	10	1,268	Mar-15	1
	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long: (cont'd)
U.S. Treasury 2 yr. Note (United States)	65	$14,209	Mar-15	$(19)
U.S. Treasury 5 yr. Note (United States)	21	2,498	Mar-15	(1)
U.S. Treasury Ultra Long Bond (United States)	29	4,790	Mar-15	247
Short:
China H-Shares Index (Hong Kong)	20	(1,546)	Jan-15	(31)
FTSE 100 Index (United Kingdom)	14	(1,423)	Mar-15	(62)
FTSE China A50 Index (Singapore)	91	(1,060)	Jan-15	(120)
German Euro Bund (Germany)	1	(189)	Mar-15	(3)
Soybean Futures (United States)	12	(603)	Nov-15	4
U.S. Treasury 10 yr. Note (United States)	68	(8,622)	Mar-15	(41)
U.S. Treasury Long Bond (United States)	4	(578)	Mar-15	(7)
Wheat Futures (United States)	6	(185)	Dec-15	11
				$104

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at December 31, 2014:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (Received) (000)	Unrealized Depreciation (000)	Value (000)	Credit Rating of Reference Obligation† (Unaudited)
Barclays Bank PLC Russian Federation	Sell	$702	1.00%	3/20/20	$(97)	$(17)	$(114)	BBB-
Goldman Sachs International Australian Government	Buy	179	1.00	3/20/20	(5)	(1)	(6)	AAA
JPMorgan Chase Bank NA People's Republic of China	Buy	1,582	1.00	3/20/20	(11)	(1)	(12)	AA-
JPMorgan Chase Bank NA Australian Government	Buy	877	1.00	3/20/20	(25)	(3)	(28)	AAA
JPMorgan Chase Bank NA People's Republic of China	Buy	88	1.00	3/20/20	(— @)	(— @)	(— @)	AA-
JPMorgan Chase Bank NA People's Republic of China	Buy	958	1.00	3/20/20	(4)	(3)	(7)	AA-
JPMorgan Chase Bank NA People's Republic of China	Buy	159	1.00	3/20/20	(1)	(1)	(2)	AA-
JPMorgan Chase Bank NA Australian Government	Buy	148	1.00	3/20/20	(5)	(— @)	(5)	AAA
JPMorgan Chase Bank NA Australian Government	Buy	1,277	1.00	3/20/20	(40)	(2)	(42)	AAA

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

Credit Default Swap Agreements: (cont'd)

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (Received) (000)	Unrealized Depreciation (000)	Value (000)	Credit Rating of Reference Obligation† (Unaudited)
JPMorgan Chase Bank NA Russian Federation	Sell	$226	1.00%	3/20/20	$(31)	$(6)	$(37)	BBB-
JPMorgan Chase Bank NA Russian Federation	Sell	203	1.00	3/20/20	(28)	(5)	(33)	BBB-
JPMorgan Chase Bank NA Russian Federation	Sell	15	1.00	3/20/20	(2)	(— @)	(2)	BBB-
JPMorgan Chase Bank NA Russian Federation	Sell	262	1.00	3/20/20	(36)	(7)	(43)	BBB-
		$6,676			$(285)	$(46)	$(331)

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at December 31, 2014:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	6 Month CDOR	Receive	1.59%	11/25/16	CAD	8,600	$(5)
JPMorgan Chase Bank NA	3 Month BBSW	Pay	3.05	9/19/17	AUD	2,950	41
JPMorgan Chase Bank NA	3 Month BBSW	Pay	3.04	9/22/17		2,950	40
JPMorgan Chase Bank NA	3 Month BBSW	Pay	2.82	10/30/17		590	5
Morgan Stanley & Co., LLC *	3 Month LIBOR	Pay	1.09	11/30/16		$7,500	(13)
Morgan Stanley & Co., LLC *	3 Month LIBOR	Receive	0.90	12/24/16		5,000	(2)
Morgan Stanley & Co., LLC *	3 Month LIBOR	Receive	1.14	7/23/17		2,593	(12)
Morgan Stanley & Co., LLC *	3 Month LIBOR	Receive	1.06	8/21/17		4,700	(5)
Morgan Stanley & Co., LLC *	3 Month LIBOR	Receive	1.18	9/4/17		2,200	(9)
Morgan Stanley & Co., LLC *	3 Month LIBOR	Receive	1.17	9/5/17		1,200	(4)
Morgan Stanley & Co., LLC *	3 Month LIBOR	Receive	1.18	9/5/17		1,080	(4)
Morgan Stanley & Co., LLC *	3 Month LIBOR	Receive	1.76	9/5/17		750	(3)
Morgan Stanley & Co., LLC *	3 Month LIBOR	Receive	1.19	9/10/17		2,100	(8)
Morgan Stanley & Co., LLC *	3 Month LIBOR	Receive	1.30	9/22/17		3,135	(20)
Morgan Stanley & Co., LLC *	3 Month LIBOR	Receive	1.30	9/23/17		3,135	(20)
Morgan Stanley & Co., LLC *	3 Month LIBOR	Receive	1.71	8/21/19		1,559	(10)
Morgan Stanley & Co., LLC *	3 Month LIBOR	Receive	1.81	9/4/19		700	(7)
Morgan Stanley & Co., LLC *	3 Month LIBOR	Receive	1.80	9/5/19		361	(4)
Morgan Stanley & Co., LLC *	3 Month LIBOR	Receive	1.81	9/5/19		280	(3)
Morgan Stanley & Co., LLC *	3 Month LIBOR	Receive	1.82	9/5/19		330	(3)
Morgan Stanley & Co., LLC *	3 Month LIBOR	Receive	1.85	9/10/19		609	(7)
Morgan Stanley & Co., LLC *	3 Month LIBOR	Pay	2.29	12/24/24		1,080	1
							$(52)

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

Total Return Swap Agreements:

The Portfolio had the following total return swap agreements open at December 31, 2014:

Swap Counterparty	Index	Notional Amount (000)		Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	Bank of America Copper Proxy Index ††		$1,149	3 Month USD LIBOR minus 0.38%	Pay	9/25/15	$(4)
Barclays Bank PLC	Barclays EM Consumer Staples ††		1,313	3 Month USD LIBOR minus 0.65%	Pay	10/23/15	68
Deutsche Bank AG	DB Hong Kong ex RE Index ††	HKD	10,899	3 Month HKD HIBOR minus 0.40%	Pay	9/4/15	48
Deutsche Bank AG	DB Hong Kong ex RE Index ††		11,143	3 Month HKD HIBOR minus 0.40%	Pay	9/4/15	49
Deutsche Bank AG	DB Non-US Machinery Index		$1,329	3 Month USD LIBOR minus 0.35%	Pay	11/10/15	33
Goldman Sachs International	Goldman Sachs Global Machinery Index ††		1,339	3 Month USD LIBOR minus 0.45%	Pay	11/11/15	20
Goldman Sachs International	GS Auto Components Index ††		829	3 Month USD LIBOR minus 0.25%	Pay	12/17/15	(16)
Goldman Sachs International	GS Russian Exposed Index ††		1,687	3 Month USD LIBOR minus 0.02%	Pay	12/31/15	20
Goldman Sachs International	GS Global Iron Index ††		1,109	3 Month USD LIBOR minus 0.51%	Pay	11/16/15	147
Goldman Sachs International	GS US Aircraft Leasing Index ††		409	3 Month USD LIBOR minus 0.29%	Pay	9/25/15	1
JPMorgan Chase Bank NA	JPM Custom US Beverage & Tobacco Index ††		1,869	3 Month USD LIBOR minus 0.08%	Pay	12/23/15	16
JPMorgan Chase Bank NA	JPM Aerospace Index ††		5,213	3 Month USD LIBOR minus 0.26%	Pay	9/8/15	115
JPMorgan Chase Bank NA	JPM MSCI China Index ††	HKD	10,514	3 Month HKD HIBOR minus 0.22%	Pay	8/26/15	(79)
JPMorgan Chase Bank NA	JPM US Machinery Index ††		$2,889	3 Month USD LIBOR minus 0.245%	Pay	11/9/15	31
JPMorgan Chase Bank NA	MSCI AU Banks	AUD	1,586	3 Month AUD LIBOR minus 0.23%	Pay	11/17/15	(23)
							$426

††  See tables below for details of the equity basket holdings underlying the swap.

The following table represents the equity basket holdings underlying the total return swap with Bank of America Copper Proxy Index as of Decemeber 31, 2014.

Security Description	Index Weight
Bank of America Copper Proxy Index
Antofagasta PLC	7.03%
Aurubis AG	2.78
Boliden AB	6.80
Freeport-McMoRan, Inc	37.04
Glencore PLC	24.73
Jiangxi Copper Co, Ltd	3.37
KAZ Minerals PLC	1.68
KGHM Polska Miedz SA	6.49
MMG Ltd	0.75
OZ Minerals Ltd	1.28
PanAust Ltd	0.90
Southern Copper Corp	7.15
100.00%

The following table represents the equity basket holdings underlying the total return swap with Barclays EM Consumer Staples Index as of Decemeber 31, 2014.

Security Description	Index Weight
Barclays EM Consumer Staples Index
AMBEV SA	22.60%
BRF SA	5.64
Fomento Economico Mexicano SAB de CV	19.53
Hengan International Group Co., Ltd.	9.35
Magnit PJSC	12.57
Uni-President Enterprises Corp.	8.30
Wal-Mart de Mexico SAB de CV	12.70
Want Want China Holdings, Ltd.	9.31
100.00%

The following table represents the equity basket holdings underlying the total return swap with DB Hong Kong ex RE Index as of Decemeber 31, 2014.

Security Description	Index Weight
DB Hong Kong ex RE Index
AIA Group Ltd.	24.33%
ASM Pacific Technology Ltd.	0.99
Bank of East Asia Ltd.	1.94
BOC Hong Kong Holdings Ltd.	4.44
Cathay Pacific Airways Ltd.	1.01
Cheung Kong Infrastructure Holdings Ltd.	1.66
CLP Holdings Ltd.	6.32
First Pacific Co. Ltd. (Hong Kong)	0.89
Galaxy Entertainment Group Ltd.	5.20
Hang Seng Bank Ltd.	4.90
HKT Trust and HKT Ltd.	1.24
Hong Kong & China Gas Co. Ltd.	5.41
Hong Kong Exchanges and Clearing	7.99
Hutchinson Whampoa Ltd.	9.98
Li & Fung Ltd.	2.54
MGM China Holdings Ltd.	0.92
MTR Corp. Ltd.	2.27
NWS Holdings Ltd.	0.53
PCCW Ltd.	0.95
Power Assets Holdings Ltd.	4.87
Sands China Ltd.	5.12
Shangri-La Asia Ltd.	0.76
SJM Holdings Ltd.	1.20
Techtronic Industries Co. Ltd.	1.72
Wynn Macau Ltd.	1.70
Yue Yuen Industrial Holdings Ltd.	1.12
100.00%

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

The following table represents the equity basket holdings underlying the total return swap with GS Global Machinery Index as of Decemeber 31, 2014.

Security Description	Index Weight
GS Global Machinery Index
Alfa Laval AB	2.68%
Atlas Copco AB (ATCOA SS)	7.69
Atlas Copco AB (ATCOB SS)	4.12
CNH Industrial NV	3.40
Daewoo Shipbuilding & Marine	0.97
Doosan Infracore Co. Ltd.	0.58
GEA Group AG	3.21
Hino Motors Ltd.	1.41
Hitachi Construction Machinery Corp.	0.94
Hiwin Technologies Corp.	0.84
Hyundai Heavy Industries Co. Ltd.	2.61
Hyundai Mipo Dockyard Co. Ltd.	0.47
IMI PLC	2.51
JTEKT Corp.	1.50
Kawasaki Heavy Industries Ltd.	2.62
Komatsu Ltd.	8.37
Kone OYJ	5.71
Kubota Corp.	6.29
MAN SE	1.65
Melrose Industries PLC	2.04
Metso OYJ	1.67
NGK Insulators Ltd.	2.67
Samsung Heavy Industries Co. Ltd.	0.25
Sandvik AB	4.86
Schindler Holding AG (SCHN SE)	1.33
Schindler Holding AG (SCHP VX)	2.80
Sembcorp Marine Ltd.	0.90
SMC Corp. (Japan)	5.68
Sulzer AG	1.22
Sumitomo Heavy Industries Ltd.	1.17
United Tractors Tbk PT	1.17
Vallourec SA	1.45
Volvo AB	7.09
Wartsila OYJ Abp	2.96
Weichai Power Co. Ltd.	0.89
Weir Group PLC (The)	3.01
Yangzijiang Shipbuilding Holdings	0.74
Zoomlion Heavy Industry Science & Technology	0.53
100.00%

The following table represents the equity basket holdings underlying the total return swap with GS Auto Components Index as of Decemeber 31, 2014.

Security Description	Index Weight
GS Auto Components Index
Aisin Seiki Co Ltd	2.37%
Autoliv Inc	3.35
Borgwarner Inc	4.27
Bridgestone Corp	7.76
Cheng Shin Rubber Industry Co Ltd	1.30
Cie Generale des Etablissements Michelin	5.78
Continental AG	7.96
Delphi Automotive PLC	7.42
Denso Corp	7.81
GKN PLC	3.00
Halla Visteon Climate Control Corp	0.56
Hankook Tire Co Ltd	1.22
Hyundai Mobis Co Ltd	5.01
Hyundai Wia Corp	0.89
Johnson Controls Inc	10.96
Security Description	Index Weight
GS Auto Components Index: (cont'd)
Koito Manufacturing Co Ltd	1.02%
Magna International Inc	7.83
NGK Spark Plug Co Ltd	1.87
NHK Spring Co Ltd	0.48
NOK Corp	0.84
Nokian Renkaat OYJ	0.95
Pirelli & C SpA	1.10
Stanley Electric Co Ltd	1.06
Sumitomo Electric Industries Ltd	3.24
Sumitomo Rubber Industries Ltd	0.87
Toyoda Gosei Co Ltd	0.45
Toyota Industries Corp	2.87
TRW Automotive Holdings Corp	3.89
Valeo SA	3.22
Yokohama Rubber Co Ltd	0.65
100.00%

The following table represents the equity basket holdings underlying the total return swap with GS Russian Exposed Index as of Decemeber 31, 2014.

Security Description	Index Weight
GS Russian Exposed Index
Avon Products, Inc.	0.46%
Beiersdorf AG	2.30
Carlsberg A/S	1.35
Coca-Cola HBC AG	0.79
Danone SA	4.78
De' Longhi	0.30
Fortum OYJ	2.19
Heineken NV	4.61
Henkel AG & Co. KGaA	4.92
Imperial Tobacco Group PLC	4.72
Inchcape PLC	0.57
Inditex SA	10.07
Japan Tobacco, Inc.	6.27
Kia Motors Corp.	2.20
Mitsubishi Motors Corp.	1.03
Mondelez International, Inc.	6.75
Mondi PLC	0.89
Neste Oil OYJ	0.69
Nokian Renkaat OYJ	0.37
Procter & Gamble Co.	27.75
Telenor ASA	3.43
Unilever PLC	13.56
100.00%

The following table represents the equity basket holdings underlying the total return swap with GS Global Iron Index as of Decemeber 31, 2014.

Security Description	Index Weight
GS Global Iron Index
African Rainbow Minerals Ltd.	0.56%
Assore Ltd.	0.12
BHP Billiton Ltd.	42.03
Ferrexpo PLC	0.06
Fortescue Metals Group Ltd.	3.86
Kumba Iron Ore Ltd.	1.40
Rio Tinto PLC	36.99
Vale SA	14.98
100.00%

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

The following table represents the equity basket holdings underlying the total return swap with GS US Aircraft Leasing Index as of Decemeber 31, 2014.

Security Description	Index Weight
GS US Aircraft Leasing Index
AerCap Holdings NV	62.67%
Air Lease Corp	25.00
Aircastle Ltd	10.11
Fly Leasing Ltd	2.22
100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom US Beverage & Tobacco Index as of Decemeber 31, 2014.

Security Description	Index Weight
JPM Custom US Beverage & Tobacco Index
Altria Group Inc	14.31%
Brown-Forman Corp	2.73
Coca-Cola Co	26.76
Coca-Cola Enterprises Inc	1.54
Constellation Brands Inc	2.70
Dr Pepper Snapple Group Inc	2.05
Lorillard Inc	3.37
Molson Coors Brewing Co	1.97
PepsiCo Inc	20.93
Philip Morris International Inc	18.60
Reyonolds American Inc	5.04
100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Aerospace Index as of Decemeber 31, 2014.

Security Description	Index Weight
JPM Aerospace Index
Airbus Group NV	11.21%
B/E Aerospace Inc	1.91
Boeing Co/The	31.71
Bombardier Inc	2.00
KLX, Inc	0.68
Precision Castparts Corp	12.36
Rolls-Royce Holdings PLC	7.47
Safran SA	7.47
Textron Inc	5.24
Thales SA	2.14
TransDigm Group Inc	3.29
United Technologies Corp	11.69
Zodiac Aerospace	2.83
100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM MSCI China Index as of Decemeber 31, 2014.

Security Description	Index Weight
JPM MSCI China Index
AAC Technologies Holdings Inc	0.61%
Agricultural Bank of China Ltd	1.75
Bank of China Ltd	7.13
Bank of Communications Co Ltd	1.30
Beijing Enterprises Holdings Ltd	0.62
Brilliance China Automotive Holdings Ltd	0.77
Byd Co Ltd	0.40
China CITIC Bank Corp Ltd	1.05
China Communications Construction Co Ltd	0.86
Security Description	Index Weight
JPM MSCI China Index: (cont'd)
China Construction Bank Corp	9.43%
China Everbright International Ltd	0.57
China Gas Holdings Ltd	0.52
China Life Insurance Co Ltd	4.64
China Longyuan Power Group Corp Ltd	0.49
China Mengniu Dairy Co Ltd	0.94
China Merchants Bank Co Ltd	1.85
China Merchants Holdings International C	0.61
China Minsheng Banking Corp Ltd	1.35
China Mobile Ltd	10.64
China Oilfield Services Ltd	0.50
China Overseas Land & Investment Ltd	1.90
China Pacific Insurance Group Co Ltd	2.14
China Petroleum & Chemical Corp	3.29
China Resources Enterprise Ltd	0.39
China Resources Land Ltd	0.81
China Resources Power Holdings Co Ltd	0.76
China Shenhua Energy Co Ltd	1.62
China Telecom Corp Ltd	1.25
China Unicom Hong Kong Ltd	1.02
CITIC Ltd	0.45
CNOOC Ltd	3.73
Dongfeng Motor Group Co Ltd	0.60
ENN Energy Holdings Ltd	0.69
Great Wall Motor Co Ltd	0.94
Hengan International Group Co Ltd	1.24
Huaneng Power International Inc	0.67
ICBC	8.59
Kunlun Energy Co Ltd	0.49
Lenovo Group Ltd	1.28
PetroChina Co Ltd	3.72
PICC Property & Casualty Co Ltd	1.11
Ping An Insurance Group Co of China Ltd	3.37
Tencent Holdings Ltd	11.93
Tingyi Cayman Islands Holding Corp	0.73
Want Want China Holdings Ltd	1.25
100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM US Machinery Index as of Decemeber 31, 2014.

Security Description	Index Weight
JPM US Machinery Index
AGCO Corp	1.53%
Caterpillar Inc	22.67
Cummins Inc	9.81
Deere & Co	11.24
Dover Corp	4.63
Flowserve Corp	3.09
Illinois Tool Works Inc	13.82
Ingersoll-Rand PLC	6.61
Joy Global Inc	1.87
PACCAR Inc	9.19
Parker-Hannifin Corp	6.94
Pentair PLC	4.83
SPX Corp	1.24
Xylem Inc/NY	2.53
100.00%

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

@  Value is less than $500.

†  Credit rating as issued by Standard & Poor's.

*  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

BBSW  Australia's Bank Bill Swap.

CDOR  Canadian Dealer Offered Rate.

HIBOR  Hong Kong Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

AUD  — Australian Dollar

BRL  — Brazilian Real

CAD  — Canadian Dollar

CHF  — Swiss Franc

CLP  — Chilean Peso

DKK  — Danish Krone

EUR  — Euro

GBP  — British Pound

HKD  — Hong Kong Dollar

HUF  — Hungarian Forint

IDR  — Indonesian Rupiah

ILS  — Israeli Shekel

INR  — Indian Rupee

JPY  — Japanese Yen

KRW  — South Korean Won

MXN  — Mexican Peso

MYR  — Malaysian Ringgit

NOK  — Norwegian Krone

NZD  — New Zealand Dollar

PLN  — Polish Zloty

RUB  — Russian Ruble

SEK  — Swedish Krona

SGD  — Singapore Dollar

THB  — Thai Baht

TRY  — Turkish Lira

TWD  — Taiwan Dollar

USD  — United States Dollar

ZAR  — South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Common Stocks	48.4%
Fixed Income Securities	27.0
Short-Term Investments	18.8
Investment Companies	5.8
Other*	0.0	@
Total Investments	100.0	%**

*  Industries and investment types representing less than 5% of total investments.

**  Does not include open long/short futures contracts with an underlying face amount of approximately $73,027,000 with net unrealized appreciation of approximately $104,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $269,000 and does not include open swap agreements with net unrealized appreciation of approximately $328,000.

@  Amount is less than 0.05%

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Global Tactical Asset Allocation Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $131,519)	$147,182
Investments in Securities of Affiliated Issuers, at Value (Cost $36,086)	35,616
Total Investments in Securities, at Value (Cost $167,605)	182,798
Foreign Currency, at Value (Cost $568)	533
Receivable for Variation Margin on Futures Contracts	2,838
Receivable for Investments Sold	724
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	682
Unrealized Appreciation on Swap Agreements	634
Interest Receivable	448
Due from Adviser	158
Dividends Receivable	141
Receivable for Portfolio Shares Sold	57
Tax Reclaim Receivable	41
Receivable from Affiliate	3
Other Assets	8
Total Assets	189,065
Liabilities:
Payable for Investments Purchased	7,038
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	951
Due to Broker	531
Premium Received on Open Swap Agreements	285
Payable for Portfolio Shares Redeemed	239
Unrealized Depreciation on Swap Agreements	173
Payable for Custodian Fees	105
Payable for Professional Fees	46
Payable for Administration Fees	38
Payable for Transfer Agent Fees	4
Payable for Distribution Fees — Class II Shares	3
Payable for Directors' Fees and Expenses	2
Payable for Variation Margin on Swap Agreements	2
Other Liabilities	43
Total Liabilities	9,460
NET ASSETS	$179,605
Net Assets Consist of:
Paid-in-Capital	$166,569
Accumulated Undistributed Net Investment Income	2,403
Accumulated Net Realized Loss	(4,663)
Unrealized Appreciation (Depreciation) on:
Investments	15,663
Investments in Affiliates	(470)
Futures Contracts	104
Swap Agreements	328
Foreign Currency Forward Exchange Contracts	(269)
Foreign Currency Translations	(60)
Net Assets	$179,605
CLASS I:
Net Assets	$150,001
Net Asset Value, Offering and Redemption Price Per Share Applicable to 14,586,407 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.28
CLASS II:
Net Assets	$29,604
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,890,575 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.24

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Global Tactical Asset Allocation Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $77 of Foreign Taxes Withheld)	$2,703
Interest from Securities of Unaffiliated Issuers	1,697
Dividends from Securities of Affiliated Issuers (Note G)	174
Total Investment Income	4,574
Expenses:
Advisory Fees (Note B)	1,418
Administration Fees (Note C)	473
Custodian Fees (Note F)	467
Professional Fees	132
Pricing Fees	125
Distribution Fees — Class II Shares (Note D)	113
Shareholder Reporting Fees	39
Transfer Agency Fees (Note E)	15
Directors' Fees and Expenses	6
Other Expenses	19
Total Expenses	2,807
Waiver of Advisory Fees (Note B)	(1,418)
Expenses Reimbursed by Adviser (Note B)	(142)
Distribution Fees — Class II Shares Waived (Note D)	(80)
Rebate from Morgan Stanley Affiliate (Note G)	(74)
Net Expenses	1,093
Net Investment Income	3,481
Realized Gain (Loss):
Investments Sold	4,831
Foreign Currency Forward Exchange Contracts	(984)
Foreign Currency Transactions	(103)
Futures Contracts	(111)
Swap Agreements	(794)
Net Realized Gain	2,839
Change in Unrealized Appreciation (Depreciation):
Investments	(791)
Investments in Affiliates	(276)
Foreign Currency Forward Exchange Contracts	41
Foreign Currency Translations	(71)
Futures Contracts	(1,499)
Swap Agreements	475
Net Change in Unrealized Appreciation (Depreciation)	(2,121)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	718
Net Increase in Net Assets Resulting from Operations	$4,199

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Global Tactical Asset Allocation Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$3,481	$2,468
Net Realized Gain	2,839	17,283
Net Change in Unrealized Appreciation (Depreciation)	(2,121)	1,697
Net Increase in Net Assets Resulting from Operations	4,199	21,448
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,308)	(171)
Net Realized Gain	(13,229)	—
Class II:
Net Investment Income	(243)	(39)
Net Realized Gain	(2,696)	—
Total Distributions	(17,476)	(210)
Capital Share Transactions:(1)
Class I:
Subscribed	16,657	10,862
Issued due to a tax-free reorganization	—	87,334
Distributions Reinvested	14,537	171
Redeemed	(27,187)	(22,447)
Class II:
Subscribed	1,182	3,466
Issued due to a tax-free reorganization	—	34,602
Distributions Reinvested	2,939	39
Redeemed	(6,293)	(7,664)
Net Increase in Net Assets Resulting from Capital Share Transactions	1,835	106,363
Total Increase (Decrease) in Net Assets	(11,442)	127,601
Net Assets:
Beginning of Period	191,047	63,446
End of Period (Including Accumulated Undistributed Net Investment Income of $2,403 and $2,292, respectively)	$179,605	$191,047
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,541	1,049
Shares Issued due to a tax-free reorganization	—	8,690
Shares Issued on Distributions Reinvested	1,373	17
Shares Redeemed	(2,523)	(2,179)
Net Increase in Class I Shares Outstanding	391	7,577
Class II:
Shares Subscribed	111	352
Shares Issued due to a tax-free reorganization	—	3,453
Shares Issued on Distributions Reinvested	278	4
Shares Redeemed	(581)	(751)
Net Increase (Decrease) in Class II Shares Outstanding	(192)	3,058

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Financial Highlights

Global Tactical Asset Allocation Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013		2012		2011	2010
Net Asset Value, Beginning of Period	$11.06	$9.55		$8.58		$9.02	$8.81
Income (Loss) from Investment Operations:
Net Investment Income†	0.20	0.18		0.14		0.13	0.11
Net Realized and Unrealized Gain (Loss)	0.06	1.34		1.00		(0.45)	0.34
Total from Investment Operations	0.26	1.52		1.14		(0.32)	0.45
Distributions from and/or in Excess of:
Net Investment Income	(0.09)	(0.01)		(0.19)		(0.12)	(0.25)
Net Realized Gain	(0.95)	—		—		—	—
Total Distributions	(1.04)	(0.01)		(0.19)		(0.12)	(0.25)
Regulatory Settlement Proceeds	—	—		0.02	r	—	0.01	^^
Net Asset Value, End of Period	$10.28	$11.06		$9.55		$8.58	$9.02
Total Return ++	2.15%	15.95%		13.84%		(3.68)%	5.68%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$150,001	$157,059		$63,205		$64,668	$85,752
Ratio of Expenses to Average Net Assets(1)	0.56%+	0.62	%+^^^	0.94	%+	0.96%+^	1.03	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		0.94	%+	N/A	1.03	%+
Ratio of Net Investment Income to Average Net Assets(1)	1.86%+	1.69	%+	1.53	%+	1.42%+	1.35	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04%	0.04%		0.06%		0.06%	0.02%
Portfolio Turnover Rate	82%	168%		105%		109%	183%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.42%	1.32%		1.72%		1.76%	1.45	%+
Net Investment Income to Average Net Assets	1.00%	0.99%		0.75%		0.62%	0.93	%+

†  Per share amount is based on average shares outstanding.

r  During the year ended December 31, 2012, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of approximately 0.23% on the total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I would have been approximately 13.61%.

^^  During the year ended December 31, 2010, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of 0.11% on total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I would have been approximately 5.57%.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^^  Effective April 29, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.60% for Class I shares. Prior to April 29, 2013, the maximum ratio was 1.00% for Class I shares.

^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2011, the maximum ratio was 1.05% for Class I shares.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Financial Highlights

Global Tactical Asset Allocation Portfolio

	Class II
	Year Ended December 31,					Period from March 15, 2011^ to December 31,
Selected Per Share Data and Ratios	2014	2013		2012		2011
Net Asset Value, Beginning of Period	$11.03	$9.54		$8.57		$9.04
Income (Loss) from Investment Operations:
Net Investment Income†	0.19	0.17		0.13		0.11
Net Realized and Unrealized Gain (Loss)	0.06	1.33		1.01		(0.46)
Total from Investment Operations	0.25	1.50		1.14		(0.35)
Distributions from and/or in Excess of:
Net Investment Income	(0.09)	(0.01)		(0.19)		(0.12)
Net Realized Gain	(0.95)	—		—		—
Total Distributions	(1.04)	(0.01)		—		(0.12)
Regulatory Settlement Proceeds	—	—		0.02	r	—
Net Asset Value, End of Period	$10.24	$11.03		$9.54		$8.57
Total Return ++	2.00%	15.75%		13.70%		(4.00	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$29,604	$33,988		$241		$65
Ratio of Expenses to Average Net Assets(1)	0.66%+	0.72	%+^^^	1.04	%+	1.06	%+*^^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		1.04	%+	N/A
Ratio of Net Investment Income to Average Net Assets(1)	1.76%+	1.59	%+	1.43	%+	1.32	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04%	0.04%		0.06%		0.06	%*
Portfolio Turnover Rate	82%	168%		105%		109	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.77%	1.67%		2.07%		2.11	%*
Net Investment Income to Average Net Assets	0.65%	0.64%		0.40%		0.27	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

r  During the year ended December 31, 2012, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of 0.24% on total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class II would have been approximately 13.46%.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^^  Effective April 29, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.70% for Class II shares. Prior to April 29, 2013, the maximum ratio was 1.10% for Class II shares.

^^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class II shares. Prior to July 1, 2011, the maximum ratio was 1.15% for Class II shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Tactical Asset Allocation Portfolio. The Portfolio seeks total return by investing in a blend of equity and fixed income securities of U.S. and non-U.S. issuers. In seeking to achieve this investment objective, the Portfolio will implement a global tactical approach to achieving total return, and to control risk and volatility. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

On April 29, 2013, the Portfolio acquired the net assets of Morgan Stanley Variable Investment Series Strategist Portfolio ("Strategist Portfolio"), an open-end investment company, based on the respective valuations as of the close of business on April 26, 2013, pursuant to a Plan of Reorganization approved by the shareholders of Strategist Portfolio on February 21, 2013 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by the Adviser with comparable investment objectives and strategies. The Reorganization was accomplished by a tax-free exchange of 8,690,002 Class I shares of the Portfolio at a net asset value of $10.05 per share for 7,821,609 Class X shares of Strategist Portfolio; 3,453,252 Class II shares of the Portfolio at a net asset value of $10.02 for 3,100,667 Class Y shares of Strategist Portfolio. The net assets of Strategist Portfolio before the Reorganization were approximately $121,936,000, including unrealized appreciation of approximately $13,510,000 at April 26, 2013. The investment portfolio of Strategist Portfolio, with a fair value of approximately $121,662,000 and identified cost of approximately $108,151,000 on April 26, 2013, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from Strategist Portfolio was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Portfolio were approximately $65,474,000. Immediately after the Reorganization, the net assets of the Portfolio were approximately $187,410,000.

Upon closing of the Reorganization, shareholders of Strategist Portfolio received shares of the Portfolio as follows:

Strategist Portfolio	Global Tactical Asset Allocation Portfolio
Class X	Class I
Class Y	Class II

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the period ended December 31, 2013, are as follows:

Net investment income(1)	$3,771,000
Net realized gain and unrealized gain(2)	$19,296,000
Net increase (decrease) in net assets resulting from operations	$23,067,000

(1)Approximately $2,468,000 as reported, plus approximately $962,000 Strategist Portfolio prior to the Reorganization, plus approximately $341,000 of estimated pro-forma eliminated expenses.

(2)Approximately $18,980,000 as reported, plus approximately $316,000 Strategist Portfolio prior to the Reorganization.

Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of Strategist Portfolio that have been included in the Portfolio's Statement of Operations since April 29, 2013.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (3) all other

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (9) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—	$4,982	$—	$4,982
Asset-Backed Securities	—	480	—	480
Collateralized Mortgage Obligations - Agency Collateral Series	—	343	—	343
Commercial Mortgage- Backed Securities	—	2,001	—	2,001
Corporate Bonds	—	13,858	—	13,858
Mortgage - Other	—	232	—	232
Sovereign	—	21,810	—	21,810
U.S. Treasury Securities	—	5,680	—	5,680
Total Fixed Income Securities	—	49,386	—	49,386
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks
Aerospace & Defense	$2,325	$363	$—	$2,688
Air Freight & Logistics	931	39	—	970
Airlines	—	17	—	17
Auto Components	65	206	—	271
Automobiles	308	548	—	856
Banks	4,392	2,526	—	6,918
Beverages	867	878	—	1,745
Biotechnology	2,039	155	—	2,194
Building Products	—	240	—	240
Capital Markets	1,343	424	—	1,767
Chemicals	844	682	—	1,526
Commercial Services & Supplies	104	118	—	222
Communications Equipment	1,317	193	—	1,510
Construction & Engineering	3	102	—	105
Construction Materials	—	106	—	106
Consumer Finance	1,540	—	—	1,540
Containers & Packaging	24	50	—	74
Diversified Consumer Services	41	—	—	41
Diversified Financial Services	695	161	—	856
Diversified Telecommunication Services	1,001	1,010	—	2,011
Electric Utilities	723	348	—	1,071
Electrical Equipment	246	356	—	602
Electronic Equipment, Instruments & Components	66	297	—	363
Energy Equipment & Services	1,825	68	—	1,893
Food & Staples Retailing	2,926	406	—	3,332
Food Products	369	1,339	—	1,708
Gas Utilities	8	83	—	91
Health Care Equipment & Supplies	1,601	244	—	1,845
Health Care Providers & Services	1,477	43	—	1,520
Health Care Technology	61	—	—	61
Hotels, Restaurants & Leisure	921	269	—	1,190
Household Durables	—	123	—	123
Household Products	2,238	384	—	2,622
Independent Power Producers & Energy Traders	15	4	—	19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Industrial Conglomerates	$1,712	$226	$—	$1,938
Information Technology Services	2,285	57	—	2,342
Insurance	554	1,553	—	2,107
Internet & Catalog Retail	515	28	—	543
Internet Software & Services	1,639	17	—	1,656
Life Sciences Tools & Services	115	59	—	174
Machinery	364	636	—	1,000
Marine	—	82	—	82
Media	2,206	521	—	2,727
Metals & Mining	1,745	971	—	2,716
Multi-Utilities	345	411	—	756
Multi-line Retail	929	170	—	1,099
Oil, Gas & Consumable Fuels	4,151	1,436	—	5,587
Paper & Forest Products	—	18	—	18
Personal Products	46	152	—	198
Pharmaceuticals	4,241	2,628	—	6,869
Professional Services	46	310	—	356
Real Estate Investment Trusts (REITs)	792	386	—	1,178
Real Estate Management & Development	36	327	—	363
Road & Rail	977	209	—	1,186
Semiconductors & Semiconductor Equipment	1,068	267	—	1,335
Software	1,973	78	—	2,051
Specialty Retail	2,954	214	—	3,168
Tech Hardware, Storage & Peripherals	3,080	130	—	3,210
Textiles, Apparel & Luxury Goods	773	356	—	1,129
Thrifts & Mortgage Finance	8	—	—	8
Tobacco	968	718	—	1,686
Trading Companies & Distributors	6	192	—	198
Transportation Infrastructure	—	60	—	60
Water Utilities	—	80	—	80
Wireless Telecommunication Services	32	609	—	641
Total Common Stocks	63,875	24,683	—	88,558
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Rights	$1	$—	$—	$1
Warrants	1	—	—	1
Investment Companies	10,081	469	—	10,550
Short-Term Investments
Investment Company	33,006	—	—	33,006
U.S. Treasury Securities	—	1,296	—	1,296
Total Short-Term Investments	33,006	1,296	—	34,302
Foreign Currency Forward Exchange Contracts	—	682	—	682
Futures Contracts	619	—	—	619
Interest Rate Swap Agreements	—	87	—	87
Total Return Swap Agreements	—	548	—	548
Total Assets	107,583	77,151	—	184,734
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(951)	—	(951)
Futures Contracts	(515)	—	—	(515)
Credit Default Swap Agreements	—	(46)	—	(46)
Interest Rate Swap Agreements	—	(139)	—	(139)
Total Return Swap Agreements	—	(122)	—	(122)
Total Liabilities	(515)	(1,258)	—	(1,773)
Total	$107,068	$75,893	$—	$182,961

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $23,401,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels,

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par

(or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/ performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments received or paid by the Portfolio will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2014.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$682
Futures Contracts	Variation Margin on Futures Contracts	Commodity Risk	15	(a)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	356	(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	248	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	548
Swap Agreements	Unrealized Appreciation on Swap Agreements	Interest Rate Risk	86
Swap Agreement	Variation Margin on Swap Agreement	Interest Rate Risk	1	(a)
Total			$1,936
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(951)
Futures Contract	Variation Margin on Futures Contract	Commodity Risk	(22	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(422	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(71	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(46)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(122)
Swap Agreement	Unrealized Depreciation on Swap Agreement	Interest Rate Risk	(5)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(134	)(a)
Total			$(1,773)

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(984)
Commodity Risk	Futures Contracts	50
Equity Risk	Futures Contracts	574
Interest Rate Risk	Futures Contracts	(735)
Credit Risk	Swap Agreements	(256)
Equity Risk	Swap Agreements	(572)
Interest Rate Risk	Swap Agreements	34
Total		$(1,889)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$41
Commodity Risk	Futures Contracts	(7)
Equity Risk	Futures Contracts	(1,661)
Interest Rate Risk	Futures Contracts	169
Credit Risk	Swap Agreements	(46)
Equity Risk	Swap Agreements	1,058
Interest Rate Risk	Swap Agreements	(537)
Total		$(983)

At December 31, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$682	$(951)
Swap Agreements	634	(173)
Total	$1,316	$(1,124)

(b)  Excludes exchange traded derivatives.

(c)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(d) (000)	Net Amount (not less than $0) (000)
Bank of America NA	$47	$—	$—	$47
Bank of Montreal	21	(21)	—	0
Bank of New York Mellon	40	(— @)	—	40
Barclays Bank PLC	88	(37)	—	51
Citibank NA	76	(76)	—	0
Credit Suisse International	1	(— @)	—	1
Deutsche Bank AG	198	(68)	(130)	0
Goldman Sachs International	200	(34)	(166)	0
HSBC Bank PLC	83	(55)	—	28
JPMorgan Chase Bank NA	279	(161)	—	118
Northern Trust Company	71	—	—	71
Royal Bank of Scotland PLC	36	(36)	—	0
State Street Bank and Trust Co.	30	(30)	—	0
UBS AG	146	(146)	—	0
Total	$1,316	$(664)	$(296)	$356

(d)  In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Pledged(e) (000)	Net Amount (not less than $0) (000)
Bank of America NA	$4		$—	$—	$4
Bank of Montreal	22		(21)	—	1
Bank of New York Mellon	—	@	(— @)	—	0
Barclays Bank PLC	44		(37)	—	7
Citibank NA	259		(76)	(4)	179
Commonwealth Bank of Australia	9		—	—	9
Credit Suisse International	—	@	(— @)	—	0
Deutsche Bank AG	79		(68)	—	11
Goldman Sachs International	97		(34)	—	63
HSBC Bank PLC	55		(55)	—	0
JPMorgan Chase Bank NA	176		(161)	(15)	0
Royal Bank of Scotland PLC	36		(36)	—	0
State Street Bank and Trust Co.	168		(30)	—	138
UBS AG	175		(146)	—	29
Total	$1,124		$(664)	$(19)	$441

(e)  In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.

@  Amount is less than $500.

For the year ended December 31, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$102,121,000
Futures Contracts:
Average monthly original value	$90,726,000
Swap Agreements:
Average monthly notional amount	$121,719,000

6.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

Pursuant to the Reorganization, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that the total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.60% for Class I shares and 0.70% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $1,418,000 of advisory fees were waived and approximately $142,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.25% of the 0.35% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action appropriate. For the year ended December 31, 2014, this waiver amounted to approximately $80,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $53,839,000 and $75,526,000, respectively. For the year ended December 31, 2014, purchases and sales of long-term U.S. Government securities were approximately $74,489,000 and $75,013,000, respectively.

The Portfolio invests in Morgan Stanley Institutional Fund, Inc. – Emerging Markets Portfolio ("Emerging Markets Portfolio"), an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Emerging Markets Portfolio. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $31,000 relating to the Portfolio's investment in the Emerging Markets Portfolio. The Emerging Markets Portfolio has a cost basis of approximately $3,080,000 at December 31, 2014.

A summary of the Portfolio's transactions in shares of the Emerging Markets Portfolio during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2014 (000)
$2,732	$154	$—	$154	$2,610

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investments in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $43,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2014 (000)
$20,548	$72,597	$60,139	$20	$33,006

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,547	$15,929	$210	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and on certain equity securities designated as issued by passive foreign investment companies, swap transactions, paydown adjustments, distribution redesignation and dividends received from investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(1,819)	$1,819	$—

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,692	$1,279

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $168,183,000. The aggregate gross unrealized appreciation is approximately $22,678,000 and the aggregate gross unrealized depreciation is approximately $8,063,000 resulting in net unrealized appreciation of approximately $14,615,000.

At December 31, 2014, the Portfolio had available for Federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)	Expiration*
$5,441	December 31, 2017

*  Includes capital losses acquired from Strategist Portfolio that may be subject to limitation under IRC section 382 in future years, reducing the total carryforward available.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $1,814,000.

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 75% and 91%, for Class I and Class II shares, respectively.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Tactical Asset Allocation Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Tactical Asset Allocation Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Tactical Asset Allocation Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 20, 2015

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2014. For corporate shareholders 66.94% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $15,929,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E.-Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	98	None.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFIMANN
1109045 Exp. 02.29.16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Mid Cap Growth Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	21
Federal Tax Notice	22
Director and Officer Information	23

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Expense Example (unaudited)

Mid Cap Growth Portfolio

As a shareholder of the Mid Cap Growth Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Mid Cap Growth Portfolio Class I	$1,000.00	$1,014.80	$1,019.91	$5.33	$5.35	1.05%
Mid Cap Growth Portfolio Class II	1,000.00	1,014.10	1,019.41	5.84	5.85	1.15

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Investment Overview (unaudited)

Mid Cap Growth Portfolio

The Portfolio seeks long term capital growth by investing primarily in common stocks and other equity securities.

Performance

For the fiscal year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 1.97%, net of fees, for Class I shares and 1.84%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed against the Portfolio's benchmark, the Russell Midcap® Growth Index (the "Index"), which returned 11.90%.

Factors Affecting Performance

•  U.S. stocks enjoyed strong performance in the year ended December 31, 2014, driven higher primarily by investor optimism about the economy. The market did encounter periodic spikes in volatility in response to a variety of factors. Some were economic concerns, from the weather-related contraction in U.S. growth in the first quarter of 2014, to moderation in China, stagnation in Europe, and recession in Japan. Geopolitical uncertainties also disrupted the market, including the Russia-Ukraine crisis, the rise of terrorist group the Islamic State, and the Ebola outbreak. Nevertheless, following the downturns, the broad market rebounded to new highs.

•  Mid-cap growth stocks, as measured by the Index, advanced 11.90% for the period. Leading the Index's performance was the health care sector, followed by the telecommunication services and utilities sectors, the Index's smallest two sectors. The energy sector was, by far, the weakest performer and the only Index sector with a negative return, as oil prices suffered a surprisingly strong decline in 2014 due to the combination of a supply glut and slackening global demand.

•  A notable event during the period was a widespread sell-off in high growth and high valuation multiple stocks that began in March and continued on through April. Generally, we believe the sell-off was not due to company-specific fundamentals but rather driven by a broad rotation out of such names. Although the share prices of several of our Portfolio's holdings (IT stocks, in particular) took a hit during this downturn, these companies' fundamentals remained largely robust. Overall, we used the sell-off as an opportunity to trade up the Portfolio in quality, and we remain optimistic about the long-term outlook for the companies owned.

•  The Portfolio's overall underperformance relative to the Index was driven by stock selection.

•  The largest detractor by far was stock selection in the IT sector. Holdings in internet software and services and in software were especially detrimental, with a global microblogging platform and a cyber security firm the two largest detractors in the Portfolio overall. These names were negatively affected by the high growth and high multiple sell-off during the spring, as well as reported results that disappointed analysts' high expectations. While we are monitoring the situations closely, we continue to believe in these companies' long-term prospects.

•  Stock selection in the consumer discretionary sector dampened relative results, driven primarily by unfavorable results in internet and catalog retail holdings. A daily deals and local advertising leader was the main detractor in the sector and third-largest detractor in the overall Portfolio. Disappointing operating results, the ouster of a senior executive in February, and the March-April sell-off in high-growth stocks weighed on the stock price during the year. We attribute the weakness to some mean reversion as well, as the stock was among the top contributors in the Portfolio in 2013.

•  The Portfolio's significant underweight position in energy, the worst-performing sector during the period, benefited relative performance. The Portfolio held only one energy stock, which was sold during the period.

•  Both an overweight position and stock selection in the health care sector also added to returns. The top two contributors to the Portfolio's overall performance during the period were a leader in genetic testing and analysis, whose stock price has benefited from its progress toward lowering the cost of genome mapping, and a surgical robotics systems maker, which performed well after it saw a surprising increase in procedure growth and shipments of a recently updated product.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward. We find these companies through intense fundamental research. Our emphasis is on secular growth,

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Investment Overview (unaudited) (cont'd)

Mid Cap Growth Portfolio

and as a result short-term market events are not as meaningful in the stock selection process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers, as was the case during this reporting period. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell Midcap® Growth Index(1)

	Period Ended December 31, 2014
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	1.97%	13.37%	9.49%	6.66%
Russell Midcap® Growth Index	11.90	16.94	9.43	7.53
Portfolio – Class II(4)	1.84	13.28	9.37	12.24
Russell Midcap® Growth Index	11.90	16.94	9.43	11.88

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on October 18, 1999.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments

Mid Cap Growth Portfolio

	Shares	Value (000)
Common Stocks (94.9%)
Aerospace & Defense (2.5%)
TransDigm Group, Inc.	24,661	$4,842
Automobiles (3.5%)
Tesla Motors, Inc. (a)	30,843	6,860
Beverages (1.0%)
Monster Beverage Corp. (a)	17,683	1,916
Biotechnology (1.9%)
Alnylam Pharmaceuticals, Inc. (a)	11,034	1,070
Intercept Pharmaceuticals, Inc. (a)(b)	1,325	207
Ironwood Pharmaceuticals, Inc. (a)	94,267	1,444
Pharmacyclics, Inc. (a)	4,963	607
Seattle Genetics, Inc. (a)	13,914	447
		3,775
Commercial Services & Supplies (1.0%)
Stericycle, Inc. (a)	15,657	2,052
Communications Equipment (1.0%)
Palo Alto Networks, Inc. (a)	16,549	2,029
Diversified Financial Services (5.1%)
McGraw Hill Financial, Inc.	59,658	5,308
MSCI, Inc.	100,747	4,780
		10,088
Electrical Equipment (0.5%)
SolarCity Corp. (a)(b)	18,797	1,005
Food Products (6.5%)
Keurig Green Mountain, Inc.	41,385	5,479
Mead Johnson Nutrition Co.	71,640	7,203
		12,682
Health Care Equipment & Supplies (4.9%)
Intuitive Surgical, Inc. (a)	18,152	9,601
Health Care Technology (3.5%)
athenahealth, Inc. (a)	47,318	6,894
Hotels, Restaurants & Leisure (5.0%)
Chipotle Mexican Grill, Inc. (a)	1,432	980
Dunkin' Brands Group, Inc.	100,881	4,303
Panera Bread Co., Class A (a)	25,983	4,542
		9,825
Information Technology Services (4.9%)
FleetCor Technologies, Inc. (a)	31,908	4,745
Gartner, Inc. (a)	57,004	4,801
		9,546
Internet & Catalog Retail (4.0%)
Ctrip.com International Ltd. ADR (China) (a)	34,399	1,565
Groupon, Inc. (a)	161,209	1,332
TripAdvisor, Inc. (a)	26,747	1,997
Zalando SE (Germany) (a)(c)	42,783	1,314
zulily, Inc., Class A (a)(b)	69,021	1,615
		7,823
	Shares	Value (000)
Internet Software & Services (16.2%)
Autohome, Inc. ADR (China) (a)	45,742	$1,663
Dropbox, Inc. (a)(d)(e)(f) (acquisition cost — $1,380; acquired 5/1/12)	152,532	2,913
LendingClub Corp. (a)(b)	30,342	768
LinkedIn Corp., Class A (a)	42,415	9,743
MercadoLibre, Inc. (Brazil)	11,186	1,428
Pandora Media, Inc. (a)	96,998	1,729
Twitter, Inc. (a)	179,500	6,439
Yelp, Inc. (a)	17,487	957
Youku Tudou, Inc. ADR (China) (a)	94,027	1,675
Zillow, Inc., Class A (a)(b)	42,380	4,488
		31,803
Life Sciences Tools & Services (5.5%)
Illumina, Inc. (a)	58,318	10,764
Machinery (1.7%)
Colfax Corp. (a)	65,350	3,370
Media (1.6%)
Legend Pictures LLC Ltd. (a)(d)(e)(f) (acquisition cost — $1,604; acquired 3/8/12)	1,500	3,138
Pharmaceuticals (3.9%)
Endo International PLC (a)	74,480	5,372
Zoetis, Inc.	51,324	2,208
		7,580
Professional Services (4.6%)
IHS, Inc., Class A (a)	36,302	4,134
Verisk Analytics, Inc., Class A (a)	76,379	4,892
		9,026
Software (11.0%)
FireEye, Inc. (a)	106,485	3,363
NetSuite, Inc. (a)	18,098	1,976
ServiceNow, Inc. (a)	39,716	2,695
Splunk, Inc. (a)	100,164	5,905
Tableau Software, Inc., Class A (a)	14,694	1,245
Workday, Inc., Class A (a)	70,792	5,777
Zynga, Inc., Class A (a)	250,962	667
		21,628
Tech Hardware, Storage & Peripherals (0.9%)
3D Systems Corp. (a)(b)	27,854	916
Stratasys Ltd. (a)(b)	9,641	801
		1,717
Textiles, Apparel & Luxury Goods (4.2%)
Lululemon Athletica, Inc. (Canada) (a)	42,773	2,386
Michael Kors Holdings Ltd. (a)	66,053	4,961
Under Armour, Inc., Class A (a)	14,862	1,009
		8,356
Total Common Stocks (Cost $150,178)		186,320
The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

	Shares	Value (000)
Preferred Stocks (2.8%)
Internet & Catalog Retail (1.9%)
Airbnb, Inc. Series D (a)(d)(e)(f) (acquisition cost — $1,369; acquired 4/16/14)	33,636	$1,695
Flipkart Online Services Pvt Ltd. Series D (a)(d)(e)(f) (acquisition cost — $385; acquired 10/4/13)	16,789	2,011
		3,706
Software (0.9%)
Palantir Technologies, Inc. Series G (a)(d)(e)(f) (acquisition cost — $455; acquired 7/19/12)	148,616	1,192
Palantir Technologies, Inc. Series H (a)(d)(e)(f) (acquisition cost — $102; acquired 10/25/13)	29,092	234
Palantir Technologies, Inc. Series H1 (a)(d)(e)(f) (acquisition cost — $102; acquired 10/25/13)	29,092	233
		1,659
Total Preferred Stocks (Cost $2,413)		5,365
Convertible Preferred Stocks (0.2%)
Internet & Catalog Retail (0.0%)
Peixe Urbano, Inc. (Brazil) (a)(d)(e)(f) (acquisition cost — $787; acquired 12/2/11)	23,881	10
Internet Software & Services (0.2%)
Dropbox, Inc. Series A (a)(d)(e)(f) (acquisition cost — $132; acquired 5/25/12)	14,641	280
Total Convertible Preferred Stocks (Cost $919)		290
	Notional Amount
Call Options Purchased (0.1%)
Foreign Currency Options (0.1%)
USD/CNY June 2015 @ CNY 6.62	38,858,122	66
USD/CNY November 2015 @ CNY 6.65	31,371,904	159
Total Call Options Purchased (Cost $211)		225
	Shares
Short-Term Investments (6.8%)
Securities held as Collateral on Loaned Securities (4.2%)
Investment Company (3.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	7,550,300	7,550
	Face Amount (000)
Repurchase Agreement (0.4%)
Merrill Lynch & Co., Inc., (0.03%, dated 12/31/14, due 1/2/15; proceeds $721; fully collateralized by various U.S. Government obligations; 2.13% – 4.25% due 1/31/21 – 11/15/40; valued at $735)	$721	721
Total Securities held as Collateral on Loaned Securities (Cost $8,271)		8,271
	Shares	Value (000)
Investment Company (2.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $5,135)	5,134,914	$5,135
Total Short-Term Investments (Cost $13,406)		13,406
Total Investments (104.8%) (Cost $167,127) Including $9,798 of Securities Loaned (g)		205,606
Liabilities in Excess of Other Assets (-4.8%)		(9,336)
Net Assets (100.0%)		$196,270

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2014.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2014 amounts to approximately $11,706,000 and represents 6.0% of net assets.

(e)  Security has been deemed illiquid at December 31, 2014.

(f)  At December 31, 2014, the Portfolio held fair valued securities valued at approximately $11,706,000, representing 6.0% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(g)  The approximate fair value and percentage of net assets, $1,314,000 and 0.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

CNY  — Chinese Yuan Renminbi

USD  — United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	44.1%
Internet Software & Services	16.3
Software	11.8
Food Products	6.4
Internet & Catalog Retail	5.8
Life Sciences Tools & Services	5.5
Diversified Financial Services	5.1
Hotels, Restaurants & Leisure	5.0
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Mid Cap Growth Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $154,442)	$192,921
Investment in Security of Affiliated Issuer at Value (Cost $12,685)	12,685
Total Investments in Securities, at Value (Cost $167,127)	205,606
Cash	801
Dividends Receivable	29
Receivable for Portfolio Shares Sold	29
Receivable from Affiliate	1
Other Assets	8
Total Assets	206,474
Liabilities:
Collateral on Securities Loaned, at Value	9,032
Payable for Portfolio Shares Redeemed	448
Payable for Advisory Fees	337
Due to Broker	260
Payable for Professional Fees	43
Payable for Administration Fees	42
Payable for Distribution Fees — Class II Shares	11
Payable for Custodian Fees	8
Payable for Transfer Agent Fees	4
Payable for Directors' Fees and Expenses	—	@
Other Liabilities	19
Total Liabilities	10,204
NET ASSETS	$196,270
Net Assets Consist of:
Paid-in-Capital	$128,185
Accumulated Net Investment Loss	(7)
Accumulated Undistributed Net Realized Gain	29,613
Unrealized Appreciation (Depreciation) on:
Investments	38,479
Net Assets	$196,270
CLASS I:
Net Assets	$66,653
Net Asset Value, Offering and Redemption Price Per Share Applicable to 5,235,243 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$12.73
CLASS II:
Net Assets	$129,617
Net Asset Value, Offering and Redemption Price Per Share Applicable to 10,326,367 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$12.55
(1) Including:
Securities on Loan, at Value:	$9,798

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Mid Cap Growth Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $38 of Foreign Taxes Withheld)	$1,672
Income from Securities Loaned — Net	237
Dividends from Security of Affiliated Issuer (Note G)	4
Total Investment Income	1,913
Expenses:
Advisory Fees (Note B)	1,582
Administration Fees (Note C)	527
Distribution Fees — Class II Shares (Note D)	496
Professional Fees	101
Custodian Fees (Note F)	39
Shareholder Reporting Fees	36
Transfer Agency Fees (Note E)	14
Directors' Fees and Expenses	6
Pricing Fees	6
Other Expenses	19
Total Expenses	2,826
Distribution Fees — Class II Shares Waived (Note D)	(354)
Waiver of Advisory Fees (Note B)	(115)
Rebate from Morgan Stanley Affiliate (Note G)	(8)
Net Expenses	2,349
Net Investment Loss	(436)
Realized Gain (Loss):
Investments Sold	30,247
Foreign Currency Transactions	(3)
Net Realized Gain	30,244
Change in Unrealized Appreciation (Depreciation):
Investments	(26,595)
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(26,595)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	3,649
Net Increase in Net Assets Resulting from Operations	$3,213

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Mid Cap Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(436)	$(989)
Net Realized Gain	30,244	30,951
Net Change in Unrealized Appreciation (Depreciation)	(26,595)	39,780
Net Increase in Net Assets Resulting from Operations	3,213	69,742
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(239)
Net Realized Gain	(9,690)	(1,481)
Class II:
Net Investment Income	—	(371)
Net Realized Gain	(19,594)	(3,506)
Total Distributions	(29,284)	(5,597)
Capital Share Transactions:(1)
Class I:
Subscribed	13,135	10,822
Distributions Reinvested	9,690	1,720
Redeemed	(19,974)	(21,369)
Class II:
Subscribed	12,141	7,644
Distributions Reinvested	19,594	3,877
Redeemed	(35,674)	(62,861)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(1,088)	(60,167)
Total Increase (Decrease) in Net Assets	(27,159)	3,978
Net Assets:
Beginning of Period	223,429	219,451
End of Period (Including Accumulated Net Investment Loss of $(7) and Distributions in Excess of Net Investment Income of $(83), respectively)	$196,270	$223,429
(1) Capital Share Transactions:
Class I:
Shares Subscribed	973	875
Shares Issued on Distributions Reinvested	771	143
Shares Redeemed	(1,513)	(1,731)
Net Increase (Decrease) in Class I Shares Outstanding	231	(713)
Class II:
Shares Subscribed	844	604
Shares Issued on Distributions Reinvested	1,580	325
Shares Redeemed	(2,718)	(5,142)
Net Decrease in Class II Shares Outstanding	(294)	(4,213)

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Financial Highlights

Mid Cap Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.41	$10.77	$11.22	$12.12	$9.16
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.02)	(0.05)	0.04	(0.05)	0.01
Net Realized and Unrealized Gain (Loss)	0.28	4.03	0.91	(0.80)	2.95
Total from Investment Operations	0.26	3.98	0.95	(0.85)	2.96
Distributions from and/or in Excess of:
Net Investment Income	—	(0.05)	—	(0.04)	—
Net Realized Gain	(1.94)	(0.29)	(1.40)	(0.01)	—
Total Distributions	(1.94)	(0.34)	(1.40)	(0.05)	—
Net Asset Value, End of Period	$12.73	$14.41	$10.77	$11.22	$12.12
Total Return ++	1.97%	37.49%	8.69%	(7.12)%	32.31%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$66,653	$72,112	$61,552	$64,323	$70,122
Ratio of Expenses to Average Net Assets(1)	1.05%+	1.05%+	1.05%+	1.05%+	1.05	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	1.05	%+
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	(0.14)%+	(0.39)%+	0.33%+	(0.42)%+	0.10	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00	%§
Portfolio Turnover Rate	44%	49%	29%	32%	43%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.10%	1.09%	1.06%	1.05%	1.06	%+
Net Investment Income (Loss) to Average Net Assets	(0.19)%	(0.43)%	0.32%	(0.42)%	0.09	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Financial Highlights

Mid Cap Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.25	$10.64	$11.12	$12.01	$9.09
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.03)	(0.06)	0.03	(0.06)	0.00	‡
Net Realized and Unrealized Gain (Loss)	0.27	3.99	0.89	(0.79)	2.92
Total from Investment Operations	0.24	3.93	0.92	(0.85)	2.92
Distributions from and/or in Excess of:
Net Investment Income	—	(0.03)	—	(0.03)	—
Net Realized Gain	(1.94)	(0.29)	(1.40)	(0.01)	—
Total Distributions	(1.94)	(0.32)	(1.40)	(0.04)	—
Net Asset Value, End of Period	$12.55	$14.25	$10.64	$11.12	$12.01
Total Return ++	1.84%	37.48%	8.49%	(7.17)%	32.27%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$129,617	$151,317	$157,899	$200,502	$227,378
Ratio of Expenses to Average Net Assets(1)	1.15%+	1.15%+	1.15%+	1.15%+	1.15	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	1.15	%+
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	(0.24)%+	(0.49)%+	0.23%+	(0.52)%+	0.00	%§
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00	%§
Portfolio Turnover Rate	44%	49%	29%	32%	43%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.45%	1.44%	1.41%	1.40%	1.41	%+
Net Investment Loss to Average Net Assets	(0.54)%	(0.78)%	(0.03)%	(0.77)%	(0.26	)%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Mid Cap Growth Portfolio. The Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Effective at the close of business on May 30, 2014, the Portfolio suspended offering Class I shares and Class II shares of the Portfolio to new investors. The Portfolio will continue to offer Class I shares and Class II shares of the Portfolio to existing shareholders. The Portfolio may recommence offering Class I shares and Class II shares of the Portfolio to new investors in the future. Any such offerings of the Portfolio's Class I shares and Class II shares may be limited in amount and may commence and terminate without any prior notice.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures,

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$4,842	$—	$—	$4,842
Automobiles	6,860	—	—	6,860
Beverages	1,916	—	—	1,916
Biotechnology	3,775	—	—	3,775
Commercial Services & Supplies	2,052	—	—	2,052
Communications Equipment	2,029	—	—	2,029
Diversified Financial Services	10,088	—	—	10,088
Electrical Equipment	1,005	—	—	1,005
Food Products	12,682	—	—	12,682
Health Care Equipment & Supplies	9,601	—	—	9,601
Health Care Technology	6,894	—	—	6,894
Hotels, Restaurants & Leisure	9,825	—	—	9,825
Information Technology Services	9,546	—	—	9,546
Internet & Catalog Retail	6,509	1,314	—	7,823
Internet Software & Services	28,890	—	2,913	31,803
Life Sciences Tools & Services	10,764	—	—	10,764
Machinery	3,370	—	—	3,370
Media	—	—	3,138	3,138
Pharmaceuticals	7,580	—	—	7,580
Professional Services	9,026	—	—	9,026
Software	21,628	—	—	21,628
Tech Hardware, Storage & Peripherals	1,717	—	—	1,717

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Textiles, Apparel & Luxury Goods	$8,356	$—	$—	$8,356
Total Common Stocks	178,955	1,314	6,051	186,320
Preferred Stocks	—	—	5,365	5,365
Convertible Preferred Stocks	—	—	290	290
Call Options Purchased	—	225	—	225
Short-Term Investments
Investment Company	12,685	—	—	12,685
Repurchase Agreement	—	721	—	721
Total Short-Term Investments	12,685	721	—	13,406
Total Assets	$191,640	$2,260	$11,706	$205,606

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the pe-

riod. As of December 31, 2014, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)	Preferred Stocks (000)	Convertible Preferred Stocks (000)
Beginning Balance	$4,071	$1,124	$230
Purchases	—	1,369	—
Sales	—	—	—
Amortization of discount	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Corporate actions	—	—	—
Change in unrealized appreciation (depreciation)	1,980	2,872	60
Realized gains (losses)	—	—	—
Ending Balance	$6,051	$5,365	$290
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2014	$1,980	$2,872	$60

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2014. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2014 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Internet & Catalog Retail
Convertible Preferred Stock	$10	Market Transaction Method	Escrow Cash Receivable from Liquidation	$0.43		$0.43		$0.43		Increase
Preferred Stocks	$1,695	Market Transaction Method	Tender Offer Valuation	$50.41		$50.41		$50.41		Increase
	$2,011	Market Transaction Method	Precedent Transaction of Preferred Stock	$119.76		$119.76		$119.76		Increase
Internet Software & Services
Common Stock	$2,913	Market Transaction Method	Tender Offer Valuation	$19.10		$19.10		$19.10		Increase
Convertible Preferred Stock	$280
Media
Common Stock	$3,138	Market Transaction Method	Precedent Transaction	$2,119.29		$2,119.29		$2,119.29		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	14.0%		16.0%		15.0%		Decrease
			Perpetual Growth Rate	3.0%		5.0%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	3.4	x	8.3	x	5.8	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

	Fair Value at December 31, 2014 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Software
Preferred Stocks	$1,659	Market Transaction Method	Precedent Transaction of Preferred Stock	$8.89		$8.89		$8.89		Increase
		Market Transaction Method	Precedent Transaction of Preferred Stock	$6.13		$6.13		$6.13		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		18.0%		17.0%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	10.2	x	13.1	x	11.2	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Call Options Purchased	Investments, at Value (Call Options Purchased)	Currency Risk	$225	(a)

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$(210	)(b)

(b)  Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$112	(c)

(c)  Amounts are included in Investments in the Statement of Operations.

At December 31, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Call Options Purchased	$225	(a)	$—

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$225	$—	$(225)	$0

(e)  In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Call Options Purchased:
Average monthly notional amount	88,938,000

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned – Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$9,798	(f)	$—	$(9,798	)(g)(h)	$0

(f)  Represents market value of loaned securities at period end.

(g)  The Portfolio received cash collateral of approximately $9,032,000, of which approximately $8,271,000 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2014, there was uninvested cash of approximately $761,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $805,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(h)  The actual collateral received is greater than the amount shown here due to overcollateralization.

7.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

10.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.69% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares and 1.15% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $115,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.25% of the 0.35% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action appropriate. For the year ended December 31, 2014, this waiver amounted to approximately $354,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $90,944,000 and $113,670,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investments in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $8,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2014 (000)
$23,866	$70,390	$81,571	$4	$12,685

During the year ended December 31, 2014, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$4,356	$24,928	$610	$4,987

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains

(losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, tax adjustments on partnership investments held and sold by the Portfolio, capital gain distributions from real estate investment trusts and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Accumulated Net Investment Loss (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$512	$24	$(536)

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$29,428

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $166,942,000. The aggregate gross unrealized appreciation is approximately $51,528,000 and the aggregate gross unrealized depreciation is approximately $12,864,000 resulting in net unrealized appreciation of approximately $38,664,000.

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 60% and 74%, for Class I and Class II shares, respectively.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Mid Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mid Cap Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Growth Portfolio of (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 20, 2015

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2014.

The Portfolio designated and paid approximately $24,928,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E.-Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	98	None.

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

26

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFMCGANN

1107963 Exp. 02.29.16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

U.S. Real Estate Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	18
Federal Tax Notice	19
Director and Officer Information	20

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Expense Example (unaudited)

U.S. Real Estate Portfolio

As a shareholder of the U.S. Real Estate Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Real Estate Portfolio Class I	$1,000.00	$1,107.30	$1,020.16	$5.31	$5.09	1.00%
U.S. Real Estate Portfolio Class II	1,000.00	1,105.70	1,018.90	6.63	6.36	1.25

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the fiscal year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 29.72%, net of fees, for Class I shares and 29.43%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed against the Portfolio's benchmark, the FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index (the "Index"), which returned 30.14%, and outperformed against the Standard and Poor's 500® (S&P 500®) Index, which returned 13.69%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  The real estate investment trust (REIT) market gained 30.14% in the 12-month period ending December 31, 2014, as measured by the Index. During the year, movements in REIT share prices appear to have continued to be largely influenced by transactional evidence in the private markets of strong investor demand for core assets at valuations that demonstrate the acceptance of low expected returns, and investors' continuing search for yield. Share prices also appeared to fluctuate alongside renewed downward pressure on yields for prime assets due in part to lower sovereign yields. REITs outperformed the broader equity markets during the year, as the U.S. market posted the best returns based upon significant transaction activity demonstrating improved private market values, strong operating fundamentals, lower interest rates and the strength of the U.S. dollar.

•  Among the major sectors, the apartment and retail sectors outperformed and the office sector underperformed the Index. Apartment companies outperformed as the sector continues to experience improved investor sentiment after suffering from significant underperformance in 2013. Investors appeared to be impressed with favorable operating fundamentals and a plateauing of the supply pipeline. Within the office sector, companies with exposure to specialty office and central business district (CBD) outperformed, while the secondary CBD/suburban office sector underperformed the Index. The retail sector outperformed as the owners of malls outperformed and owners of shopping centers performed roughly in-line with the Index. The health care REITs outperformed the Index, as returns were likely boosted by investors searching for higher yields, particularly as the 10-year Treasury yield declined in the fourth quarter. Among the smaller sectors, the hotel and storage sectors outperformed, while the industrial sector underperformed the Index. The net lease sector was a significant underperformer. The weakness was virtually entirely due to a decline in the shares of large cap net lease company, which announced accounting irregularities and the related resignations of their chief financial officer and chief administrative officer in October and subsequent resignations by their Chairman, chief executive officer and chief operating office in December.

•  The Portfolio underperformed the Index for the period. Contributions to the Portfolio's performance relative to the Index came from top-down sector allocation and to a lesser extent bottom-up stock selection. Cash held in the Portfolio detracted. From a bottom-up perspective, the Portfolio achieved favorable relative stock selection in the shopping center, net lease, and mall sectors. This was partially offset by the negative impact of stock selection in the hotel and health care sectors. From a top-down perspective, the underweight to the net lease, secondary CBD/suburban office and diversified sectors, and overweight to the apartment and hotel sectors contributed to relative performance. This was partially offset by the underweight to the specialty office and health care sectors, which detracted from performance.

Management Strategies

•  We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices we believe provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweighting in the Portfolio to a group of companies that are focused in the ownership of high quality malls, apartments, upscale hotels, CBD office assets and a number of out-of-favor companies, and an underweighting to companies focused in the ownership of net lease and health care assets.

•  Our outlook for the REIT market is based on two key factors: private market pricing for underlying real estate assets and public market pricing for the securities. With asset values for high quality assets having fully recovered and now, on average, 15% in excess of their all-time peak levels achieved in 2007, the overall REIT market ended the year at around a 5% premium to net asset values (NAVs).(i) This reflects a bifurcation in the market between the core property sectors (apartments, malls) trading at discounts/par to NAVs and finance-company/dividend-oriented stocks (health care, net lease) trading at significant premiums to NAVs. It is noteworthy that, historically, it has been unusual for high capitalization rate assets to be trading at the largest premiums.

(i)  Source: Morgan Stanley Investment Management and Green Street Advisors, Inc.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the FTSE NAREIT Equity REITs Index(1) and the S&P 500® Index(2)

	Period Ended December 31, 2014
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio – Class I(4)	29.72%	16.12%	8.47%	10.75%
FTSE NAREIT Equity REITs Index	30.14	16.88	8.31	10.16
S&P 500® Index	13.69	15.45	7.67	7.44
Portfolio – Class II(5)	29.43	15.82	8.23	12.60
FTSE NAREIT Equity REITs Index	30.14	16.88	8.31	12.36
S&P 500® Index	13.69	15.45	7.67	9.10

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard and Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on March 3, 1997.

(5)  Commenced offering on November 5, 2002.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (97.1%)
Apartments (17.8%)
AvalonBay Communities, Inc. REIT	159,254	$26,021
Camden Property Trust REIT	112,893	8,336
Equity Residential REIT	566,098	40,668
Essex Property Trust, Inc. REIT	26,850	5,547
Mid-America Apartment Communities, Inc. REIT	75,131	5,611
		86,183
Diversified (7.3%)
Lexington Realty Trust REIT	25,211	277
Vornado Realty Trust REIT	280,671	33,038
WP Carey, Inc. REIT	28,141	1,973
		35,288
Health Care (7.5%)
American Realty Capital Healthcare Trust, Inc. REIT	176,183	2,096
HCP, Inc. REIT	185,060	8,148
Health Care, Inc. REIT	44,243	3,348
Healthcare Realty Trust, Inc. REIT	95,291	2,604
Senior Housing Properties Trust REIT	423,205	9,357
Ventas, Inc. REIT	148,596	10,654
		36,207
Industrial (4.8%)
Cabot Industrial Value Fund II, LP REIT (a)(b)(c)(d)	11,760	5,696
DCT Industrial Trust, Inc. REIT	30,118	1,074
Keystone Industrial Fund, LP REIT (a)(b)(c)(d)	6,362,376	6,146
ProLogis, Inc. REIT	209,355	9,008
Rexford Industrial Realty, Inc. REIT	95,650	1,503
		23,427
Lodging/Resorts (12.5%)
Chesapeake Lodging Trust REIT	122,763	4,568
Extended Stay America, Inc.	59,820	1,155
Hilton Worldwide Holdings, Inc. (a)	200,564	5,233
Host Hotels & Resorts, Inc. REIT	1,517,361	36,068
La Quinta Holdings, Inc. (a)	54,714	1,207
Starwood Hotels & Resorts Worldwide, Inc.	119,271	9,669
Sunstone Hotel Investors, Inc. REIT	160,113	2,643
		60,543
Manufactured Homes (1.5%)
Equity Lifestyle Properties, Inc. REIT	144,550	7,452
Mixed Industrial/Office (1.9%)
Duke Realty Corp. REIT	157,219	3,176
Liberty Property Trust REIT	130,255	4,901
PS Business Parks, Inc. REIT	13,904	1,106
		9,183
Office (10.8%)
Alexandria Real Estate Equities, Inc. REIT	32,656	2,898
BioMed Realty Trust, Inc. REIT	129,080	2,780
Boston Properties, Inc. REIT	132,655	17,071
BRCP REIT I, LP (a)(b)(c)(d)	2,928,671	512
BRCP REIT II, LP (a)(b)(c)(d)	7,155,500	4,258
Corporate Office Properties Trust REIT	46,020	1,306
	Shares	Value (000)
Cousins Properties, Inc. REIT	451,200	$5,153
Douglas Emmett, Inc. REIT	151,719	4,309
Hudson Pacific Properties, Inc. REIT	223,780	6,727
Mack-Cali Realty Corp. REIT	249,508	4,756
New York REIT, Inc.	21,886	232
Paramount Group, Inc. REIT (a)	117,509	2,184
		52,186
Regional Malls (18.3%)
General Growth Properties, Inc. REIT	691,231	19,444
Macerich Co. (The) REIT	98,158	8,187
Simon Property Group, Inc. REIT	333,708	60,772
		88,403
Retail Free Standing (2.0%)
National Retail Properties, Inc. REIT	121,617	4,788
Realty Income Corp. REIT	65,663	3,133
STORE Capital Corp. REIT	78,595	1,698
		9,619
Self Storage (5.2%)
CubeSmart REIT	59,472	1,313
Public Storage REIT	117,556	21,730
Sovran Self Storage, Inc. REIT	21,958	1,915
		24,958
Shopping Centers (7.5%)
Acadia Realty Trust REIT	78,841	2,525
DDR Corp. REIT	427	8
Equity One, Inc. REIT	40,769	1,034
Federal Realty Investment Trust REIT	34,698	4,631
Kimco Realty Corp. REIT	176,300	4,432
Regency Centers Corp. REIT	218,412	13,931
Tanger Factory Outlet Centers, Inc. REIT	267,646	9,892
		36,453
Total Common Stocks (Cost $266,981)		469,902
Short-Term Investment (3.4%)
Investment Company (3.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $16,492)	16,492,191	16,492
Total Investments (100.5%) (Cost $283,473)		486,394
Liabilities in Excess of Other Assets (-0.5%)		(2,349)
Net Assets (100.0%)		$484,045

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2014.

(c)  At December 31, 2014, the Portfolio held fair valued securities valued at approximately $16,612,000, representing 3.4% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

U.S. Real Estate Portfolio

(d)  Restricted security valued at fair value and not registered under the Securities Act of 1933, BRCP REIT I, LLC was acquired between 12/04 - 5/08 and has a current cost basis of approximately $314,000. BRCP REIT II, LLC was acquired between 1/07 - 4/11 and has a current cost basis of approximately $7,155,000. Cabot Industrial Value Fund II, LP was acquired between 3/07 - 5/09 and has a current cost basis of approximately $5,880,000, Keystone Industrial Fund LP was acquired between 3/07 - 6/11 and has a current cost basis of approximately $3,836,000. At December 31, 2014, these securities had an aggregate market value of approximately $16,612,000 representing 3.4% of net assets.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Regional Malls	18.2%
Apartments	17.7
Lodging/Resorts	12.4
Office	10.7
Shopping Centers	7.5
Health Care	7.4
Diversified	7.3
Self Storage	5.1
Other*	13.7
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $266,981)	$469,902
Investment in Security of Affiliated Issuer, at Value (Cost $16,492)	16,492
Total Investments in Securities, at Value (Cost $283,473)	486,394
Foreign Currency, at Value (Cost $ —@)	—	@
Dividends Receivable	2,267
Receivable for Portfolio Shares Sold	817
Receivable for Investments Sold	368
Receivable from Affiliate	—	@
Other Assets	14
Total Assets	489,860
Liabilities:
Payable for Portfolio Shares Redeemed	4,150
Payable for Advisory Fees	803
Payable for Investments Purchased	608
Payable for Administration Fees	103
Payable for Distribution Fees — Class II Shares	60
Payable for Professional Fees	38
Payable for Transfer Agent Fees	6
Payable for Directors' Fees and Expenses	5
Payable for Custodian Fees	4
Other Liabilities	38
Total Liabilities	5,815
NET ASSETS	$484,045
Net Assets Consist of:
Paid-in-Capital	$446,757
Accumulated Undistributed Net Investment Income	6,723
Accumulated Net Realized Loss	(172,356)
Unrealized Appreciation (Depreciation) on:
Investments	202,921
Foreign Currency Translations	(—	@)
Net Assets	$484,045
CLASS I:
Net Assets	$204,740
Net Asset Value, Offering and Redemption Price Per Share Applicable to 10,172,929 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$20.13
CLASS II:
Net Assets	$279,305
Net Asset Value, Offering and Redemption Price Per Share Applicable to 13,954,283 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$20.02

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

U.S. Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $ —@ of Foreign Taxes Withheld)	$12,034
Dividends from Security of Affiliated Issuer (Note G)	4
Total Investment Income	12,038
Expenses:
Advisory Fees (Note B)	3,731
Administration Fees (Note C)	1,166
Distribution Fees — Class II Shares (Note D)	818
Professional Fees	85
Shareholder Reporting Fees	69
Custodian Fees (Note F)	23
Transfer Agency Fees (Note E)	22
Directors' Fees and Expenses	11
Pricing Fees	4
Other Expenses	12
Expenses Before Non Operating Expenses	5,941
Investment Related Expenses	57
Total Expenses	5,998
Waiver of Advisory Fees (Note B)	(240)
Distribution Fees — Class II Shares Waived (Note D)	(234)
Rebate from Morgan Stanley Affiliate (Note G)	(9)
Net Expenses	5,515
Net Investment Income	6,523
Realized Gain:
Investments Sold	63,108
Change in Unrealized Appreciation (Depreciation):
Investments	52,644
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	52,644
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	115,752
Net Increase in Net Assets Resulting from Operations	$122,275

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$6,523	$6,344
Net Realized Gain	63,108	15,696
Net Change in Unrealized Appreciation (Depreciation)	52,644	(12,776)
Net Increase in Net Assets Resulting from Operations	122,275	9,264
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2,804)	(3,449)
Class II:
Net Investment Income	(2,894)	(1,580)
Total Distributions	(5,698)	(5,029)
Capital Share Transactions:(1)
Class I:
Subscribed	39,566	49,592
Distributions Reinvested	2,804	3,449
Redeemed	(188,206)	(71,228)
Class II:
Subscribed	86,686	45,406
Distributions Reinvested	2,894	1,580
Redeemed	(52,149)	(39,618)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(108,405)	(10,819)
Total Increase (Decrease) in Net Assets	8,172	(6,584)
Net Assets:
Beginning of Period	475,873	482,457
End of Period (Including Accumulated Undistributed Net Investment Income of $6,723 and $6,009, respectively)	$484,045	$475,873
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,205	3,025
Shares Issued on Distributions Reinvested	154	211
Shares Redeemed	(10,607)	(4,385)
Net Decrease in Class I Shares Outstanding	(8,248)	(1,149)
Class II:
Shares Subscribed	4,803	2,800
Shares Issued on Distributions Reinvested	160	97
Shares Redeemed	(2,885)	(2,450)
Net Increase in Class II Shares Outstanding	2,078	447

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013		2012		2011		2010
Net Asset Value, Beginning of Period	$15.74	$15.59		$13.57		$12.91		$10.15
Income from Investment Operations:
Net Investment Income†	0.27	0.22		0.18		0.08		0.14
Net Realized and Unrealized Gain	4.38	0.11		1.97		0.69		2.87
Total from Investment Operations	4.65	0.33		2.15		0.77		3.01
Distributions from and/or in Excess of:
Net Investment Income	(0.26)	(0.18)		(0.13)		(0.11)		(0.25)
Net Asset Value, End of Period	$20.13	$15.74		$15.59		$13.57		$12.91
Total Return ++	29.72%	2.05%		15.84%		5.92%		29.96%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$204,740	$289,874		$305,099		$277,481		$288,516
Ratio of Expenses to Average Net Assets(1)	1.06%+^	1.10	%+	1.10	%+	1.09	%+	1.11	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.05%+	1.08	%+	1.08	%+	1.07	%+	1.10	%+
Ratio of Net Investment Income to Average Net Assets(1)	1.52%+	1.36	%+	1.19	%+	0.64	%+	1.20	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00	%§	0.00	%§	0.00	%§
Portfolio Turnover Rate	25%	17%		17%		18%		22%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.11%	N/A		N/A		N/A		1.12	%+
Net Investment Income to Average Net Assets	1.47%	N/A		N/A		N/A		1.19	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective July 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2014, the maximum ratio was 1.10% for Class I shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Financial Highlights

U.S. Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$15.66	$15.52	$13.50	$12.84	$10.11
Income from Investment Operations:
Net Investment Income†	0.23	0.18	0.14	0.05	0.11
Net Realized and Unrealized Gain	4.35	0.10	1.97	0.68	2.84
Total from Investment Operations	4.58	0.28	2.11	0.73	2.95
Distributions from and/or in Excess of:
Net Investment Income	(0.22)	(0.14)	(0.09)	(0.07)	(0.22)
Net Asset Value, End of Period	$20.02	$15.66	$15.52	$13.50	$12.84
Total Return ++	29.43%	1.75%	15.62%	5.66%	29.53%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$279,305	$185,999	$177,358	$178,082	$198,500
Ratio of Expenses to Average Net Assets(1)	1.31%+^	1.35%+	1.35%+	1.34%+	1.36	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.30%+	1.33%+	1.33%+	1.32%+	1.35	%+
Ratio of Net Investment Income to Average Net Assets(1)	1.27%+	1.11%+	0.94%+	0.39%+	0.95	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00	%§
Portfolio Turnover Rate	25%	17%	17%	18%	22%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.46%	1.45%	1.45%	1.44%	1.47	%+
Net Investment Income to Average Net Assets	1.12%	1.01%	0.84%	0.29%	0.84	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective July 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class II shares. Prior to July 1, 2014, the maximum ratio was 1.35% for Class II shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio has capital subscription commitments to certain investee companies for this same purpose, the details of which are disclosed in the Unfunded Commitments note. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (5) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples,

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Portfolio invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Apartments	$86,183	$—	$—	$86,183
Diversified	35,288	—	—	35,288
Health Care	36,207	—	—	36,207
Industrial	11,585	—	11,842	23,427
Lodging/Resorts	60,543	—	—	60,543
Manufactured Homes	7,452	—	—	7,452
Mixed Industrial/Office	9,183	—	—	9,183
Office	47,416	—	4,770	52,186
Regional Malls	88,403	—	—	88,403
Retail Free Standing	9,619	—	—	9,619
Self Storage	24,958	—	—	24,958
Shopping Centers	36,453	—	—	36,453
Total Common Stocks	453,290	—	16,612	469,902
Short-Term Investment Investment Company	16,492	—	—	16,492
Total Assets	$469,782	$—	$16,612	$486,394

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, the Portfolio did not have any investments transfer between investment levels.
13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$16,132
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	(1,060)
Change in unrealized appreciation (depreciation)	1,540
Realized gains (losses)	—
Ending Balance	$16,612
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2014	$1,540

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2014.

	Fair Value at December 31, 2014 (000)	Valuation Technique	Unobservable Input
Industrial
Common Stocks	$11,842	Reported Capital Balance, Adjusted for Subsequent Capital Calls, Return of Capital and significant market changes between last capital statement and valuation date as applicable	Adjusted Capital Balance
Office
Common Stocks	$4,770	Reported Capital Balance, Adjusted for Subsequent Capital Calls, Return of Capital and significant market changes between last capital statement and valuation date as applicable	Adjusted Capital Balance

3.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT I, LLC, the Portfolio has made a subscription commitment of $3,360,000 for which it will receive

3,360,000 shares of common stock. As of December 31, 2014, BRCP REIT I, LLC has drawn down approximately $2,929,000, which represents 87.2% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT II, LLC, the Portfolio has made a subscription commitment of $7,700,000 for which it will receive 7,700,000 shares of common stock. As of December 31, 2014, BRCP REIT II, LLC has drawn down approximately $7,155,000, which represents 92.9% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Keystone Industrial Fund, LP, the Portfolio has made a subscription commitment of $6,675,000 for which it will receive 6,675,000 shares of common stock. As of December 31, 2014, Keystone Industrial Fund, LP has drawn down approximately $6,362,000, which represents 95.3% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Cabot Industrial Value Fund, LP, the Portfolio has made a subscription commitment of $6,300,000 for which it will receive 12,600 shares of common stock. As of December 31, 2014, Cabot Industrial Value Fund, LP has drawn down approximately $5,880,000 which represents 93.3% of the commitment.

4.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.75% of the Portfolio's average daily net assets.

The Adviser had agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes,

interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares and 1.35% for Class II shares. Effective July 1, 2014, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses will not exceed 1.00% for Class I shares and 1.25% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $240,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.10% of the 0.35% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action appropriate. For the year ended December 31, 2014, this waiver amounted to approximately $234,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $127,380,000 and $113,294,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $9,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2014 (000)
$7,048	$76,235	$66,791	$4	$16,492

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$5,698	$—	$5,029	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to REIT basis adjustments, securities sold with return of capital basis adjustment, partnership basis adjustments and in-kind redemptions, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(111)	$(31,698)	$31,809

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$6,200	$—

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $300,053,000. The aggregate gross unrealized appreciation is approximately $190,192,000 and the aggregate gross unrealized depreciation is approximately $3,851,000 resulting in net unrealized appreciation of approximately $186,341,000.

At December 31, 2014, the Portfolio had available for Federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)	Expiration
$155,777	December 31, 2017

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $27,065,000.

For the year ended December 31, 2014, the Portfolio realized gains from in-kind redemptions of approximately $34,111,000. The gains are not taxable income to the Portfolio.

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 28% and 89%, for Class I and Class II shares, respectively.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
U.S. Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of U.S. Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 20, 2015

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2014. For corporate shareholders 2.78% of the dividends qualified for the dividends received deduction.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E.-Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFREIANN
1109054 Exp. 02.29.16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Growth Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	22
Federal Tax Notice	23
Director and Officer Information	24

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Expense Example (unaudited)

Growth Portfolio

As a shareholder of the Growth Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Growth Portfolio Class I	$1,000.00	$1,032.00	$1,021.17	$4.10	$4.08	0.80%
Growth Portfolio Class II	1,000.00	1,030.70	1,019.91	5.37	5.35	1.05

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Investment Overview (unaudited)

Growth Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the fiscal year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 6.36%, net of fees, for Class I shares and 6.09%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed against the Portfolio's benchmark, the Russell 1000® Growth Index (the "Index"), which returned 13.05%.

Factors Affecting Performance

•  U.S. stocks enjoyed strong performance in the year ended December 31, 2014, driven higher primarily by investor optimism about the economy. The market did encounter periodic spikes in volatility in response to a variety of factors. Some were economic concerns, from the weather-related contraction in U.S. growth in the first quarter of 2014, to moderating growth in China, stagnation in Europe, and recession in Japan. Geopolitical uncertainties also disrupted the market, including the Russia-Ukraine crisis, the rise of terrorist group the Islamic State, and the Ebola outbreak. Nevertheless, following the downturns, the broad market rebounded to new highs.

•  Large-cap growth stocks, as measured by the Index, gained 13.05% for the period. Leading the Index's performance was the health care sector, followed by the utilities and information technology (IT) sectors. The energy sector was the weakest performer and the only Index sector with a negative return, as oil prices suffered a surprisingly strong decline in 2014 due to the combination of a supply glut and slackening global demand.

•  A notable event during the period was a widespread sell-off in high growth and high valuation multiple stocks that began in March and continued on through April. Generally, we believe the sell-off was not due to company-specific fundamentals but rather driven by a broad rotation out of such names. Although the share prices of several of the Portfolio's holdings (IT stocks, in particular) took a hit during this downturn, these companies' fundamentals remained largely robust. Overall, we used the sell-off as an opportunity to trade up the Portfolio in quality, and we remain optimistic about the long-term outlook for the companies owned.

•  The Portfolio's overall underperformance relative to the Index was driven by stock selection.

•  Stock selection in the consumer discretionary sector was the largest detractor from relative performance. The Portfolio held an e-commerce giant that saw its share price pressured during the general sell-off in high growth, high multiple stocks in early 2014. In addition, the company's results have fallen short of analysts' high expectations. However, we believe its near-term profitability concerns may be transitory and remain attracted to the company over the long term.

•  The IT sector also lagged due to stock selection. The Portfolio's second-largest detractor was a position in a global microblogging platform that saw its share price tumble after disappointing analysts' very high expectations. We are monitoring the company's situation and continue to believe in its long-term prospects.

•  An overweight position and stock selection in the health care sector added to returns. The second largest contributor to the Portfolio's overall performance during the period was a leader in genetic testing and analysis, whose stock price has benefited from its progress toward lowering the cost of genome mapping. The Portfolio's third largest contributor was a surgical robotics systems maker, which performed well after it saw a surprising increase in procedure growth and shipments of a recently updated product.

•  The Portfolio's significant underweight position in energy, the worst-performing sector during the period, also benefited relative performance. The Portfolio held only one energy stock, which was sold during the period.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers, as was the case during this reporting period. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Investment Overview (unaudited) (cont'd)

Growth Portfolio

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 1000® Growth Index(1)

	Period Ended December 31, 2014
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	6.36%	16.56%	10.27%	8.41%
Russell 1000® Growth Index	13.05	15.81	8.49	7.00
Portfolio – Class II(4)	6.09	16.27	9.99	10.65
Russell 1000® Growth Index	13.05	15.81	8.49	9.54

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least two years from the date of Reorganization (defined herein) or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (95.2%)
Automobiles (3.2%)
Tesla Motors, Inc. (a)	29,570	$6,577
Biotechnology (3.2%)
Alexion Pharmaceuticals, Inc. (a)	5,963	1,103
Alnylam Pharmaceuticals, Inc. (a)	9,866	957
Gilead Sciences, Inc. (a)	33,679	3,175
Regeneron Pharmaceuticals, Inc. (a)	3,035	1,245
		6,480
Chemicals (1.9%)
Monsanto Co.	31,750	3,793
Diversified Financial Services (3.5%)
McGraw Hill Financial, Inc.	57,896	5,152
MSCI, Inc.	40,895	1,940
		7,092
Electrical Equipment (0.5%)
SolarCity Corp. (a)(b)	19,234	1,029
Food & Staples Retailing (1.6%)
Costco Wholesale Corp.	22,285	3,159
Food Products (5.5%)
Keurig Green Mountain, Inc.	41,163	5,449
Mead Johnson Nutrition Co.	55,906	5,621
		11,070
Health Care Equipment & Supplies (4.6%)
Intuitive Surgical, Inc. (a)	17,466	9,238
Health Care Technology (1.0%)
athenahealth, Inc. (a)	14,456	2,106
Hotels, Restaurants & Leisure (2.1%)
Starbucks Corp.	51,447	4,221
Information Technology Services (4.6%)
Mastercard, Inc., Class A	52,281	4,505
Visa, Inc., Class A	18,560	4,866
		9,371
Insurance (1.9%)
Progressive Corp. (The)	146,712	3,960
Internet & Catalog Retail (12.4%)
Amazon.com, Inc. (a)	46,357	14,387
JD.com, Inc. ADR (China) (a)	83,803	1,939
Netflix, Inc. (a)	5,329	1,821
Priceline Group, Inc. (a)	6,206	7,076
		25,223
Internet Software & Services (23.1%)
Alibaba Group Holding Ltd. ADR (China) (a)	34,240	3,559
eBay, Inc. (a)	37,520	2,106
Facebook, Inc., Class A (a)	205,856	16,061
Google, Inc., Class A (a)	7,683	4,077
Google, Inc., Class C (a)	15,594	8,209
LinkedIn Corp., Class A (a)	29,152	6,696
Twitter, Inc. (a)	174,559	6,261
		46,969
	Shares	Value (000)
Life Sciences Tools & Services (5.2%)
Illumina, Inc. (a)	57,374	$10,590
Media (2.3%)
Legend Pictures LLC Ltd. (a)(c)(d)(e) (acquisition cost — $1,250; acquired 10/15/14)	590	1,234
Naspers Ltd., Class N (South Africa)	26,161	3,368
		4,602
Pharmaceuticals (3.1%)
Valeant Pharmaceuticals International, Inc. (Canada) (a)	43,649	6,247
Professional Services (1.0%)
Verisk Analytics, Inc., Class A (a)	31,880	2,042
Semiconductors & Semiconductor Equipment (1.0%)
ARM Holdings PLC ADR (United Kingdom)	42,394	1,963
Software (7.8%)
FireEye, Inc. (a)	41,520	1,311
Salesforce.com, Inc. (a)	107,445	6,373
Splunk, Inc. (a)	35,697	2,104
Workday, Inc., Class A (a)	74,176	6,053
		15,841
Tech Hardware, Storage & Peripherals (3.3%)
Apple, Inc.	61,432	6,781
Textiles, Apparel & Luxury Goods (2.4%)
Michael Kors Holdings Ltd. (a)	64,316	4,830
Total Common Stocks (Cost $107,670)		193,184
Preferred Stocks (1.0%)
Internet & Catalog Retail (0.8%)
Airbnb, Inc. Series D (a)(c)(d)(e) (acquisition cost — $1,335; acquired 4/16/14)	32,784	1,653
Internet Software & Services (0.2%)
Dropbox, Inc. Series C (a)(c)(d)(e) (acquisition cost — $485; acquired 1/30/14)	25,401	485
Total Preferred Stocks (Cost $1,820)		2,138
	Notional Amount
Call Options Purchased (0.1%)
Foreign Currency Options (0.1%)
USD/CNY June 2015 @ CNY 6.62	39,043,224	67
USD/CNY November 2015 @ CNY 6.65	32,646,016	165
Total Call Options Purchased (Cost $215)		232
	Shares
Short-Term Investments (4.4%)
Securities held as Collateral on Loaned Securities (0.4%)
Investment Company (0.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	741,772	742

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Growth Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreement (0.0%)
Merrill Lynch & Co., Inc., (0.03%, dated 12/31/14, due 1/2/15; proceeds $71; fully collateralized by various U.S. Government obligations; 2.13% – 4.25% due 1/31/21 – 11/15/40; valued at $72)	$71	$71
Total Securities held as Collateral on Loaned Securities (Cost $813)		813
	Shares
Investment Company (4.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $8,042)	8,041,558	8,042
Total Short-Term Investments (Cost $8,855)		8,855
Total Investments (100.7%) (Cost $118,560) Including $863 of Securities Loaned (f)		204,409
Liabilities in Excess of Other Assets (-0.7%)		(1,425)
Net Assets (100.0%)		$202,984

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2014.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2014 amounts to approximately $3,372,000 and represents 1.7% of net assets.

(d)  Security has been deemed illiquid at December 31, 2014.

(e)  At December 31, 2014, the Portfolio held fair valued securities valued at approximately $3,372,000, representing 1.7% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(f)  The approximate fair value and percentage of net assets, $3,368,000 and 1.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

CNY  — Chinese Yuan Renminbi

USD  — United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	45.1%
Internet Software & Services	23.3
Internet & Catalog Retail	13.2
Software	7.8
Food Products	5.4
Life Sciences Tools & Services	5.2
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Growth Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $109,776)	$195,625
Investment in Security of Affiliated Issuers, at Value (Cost $8,784)	8,784
Total Investments in Securities, at Value (Cost $118,560)	204,409
Cash	75
Receivable for Portfolio Shares Sold	69
Dividends Receivable	42
Receivable from Affiliate	1
Other Assets	7
Total Assets	204,603
Liabilities:
Collateral on Securities Loaned, at Value	887
Due to Broker	260
Payable for Advisory Fees	212
Payable for Portfolio Shares Redeemed	126
Payable for Administration Fees	43
Payable for Professional Fees	43
Payable for Distribution Fees — Class II Shares	17
Payable for Transfer Agent Fees	5
Payable for Custodian Fees	4
Payable for Directors' Fees and Expenses	3
Other Liabilities	19
Total Liabilities	1,619
NET ASSETS	$202,984
Net Assets Consist of:
Paid-in-Capital	$89,454
Accumulated Net Investment Loss	(9)
Accumulated Undistributed Net Realized Gain	27,690
Unrealized Appreciation (Depreciation) on:
Investments	85,849
Net Assets	$202,984
CLASS I:
Net Assets	$122,881
Net Asset Value, Offering and Redemption Price Per Share Applicable to 3,998,435 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$30.73
CLASS II:
Net Assets	$80,103
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,672,497 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$29.97
(1) Including:
Securities on Loan, at Value:	$863

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Growth Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $63 of Foreign Taxes Withheld)	$1,124
Income from Securities Loaned — Net	114
Dividends from Security of Affiliated Issuer (Note G)	3
Total Investment Income	1,241
Expenses:
Advisory Fees (Note B)	1,063
Administration Fees (Note C)	532
Distribution Fees — Class II Shares (Note D)	286
Professional Fees	108
Shareholder Reporting Fees	40
Custodian Fees (Note F)	19
Transfer Agency Fees (Note E)	17
Directors' Fees and Expenses	6
Pricing Fees	4
Other Expenses	20
Expenses Before Non Operating Expenses	2,095
Reorganization Expense	(69)*
Total Expenses	2,026
Waiver of Advisory Fees (Note B)	(108)
Distribution Fees — Class II Shares Waived (Note D)	(82)
Rebate from Morgan Stanley Affiliate (Note G)	(7)
Net Expenses	1,829
Net Investment Loss	(588)
Realized Gain (Loss):
Investments Sold	28,510
Foreign Currency Transactions	(4)
Net Realized Gain	28,506
Change in Unrealized Appreciation (Depreciation):
Investments	(15,509)
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(15,509)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	12,997
Net Increase in Net Assets Resulting from Operations	$12,409

@  Amount is less than $500.

*  Over accrual of prior year expenses.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(588)	$(255)
Net Realized Gain	28,506	16,098
Net Change in Unrealized Appreciation (Depreciation)	(15,509)	38,529
Net Increase in Net Assets Resulting from Operations	12,409	54,372
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(244)
Net Realized Gain	(9,042)	(2,038)
Class II:
Net Investment Income	—	(71)
Net Realized Gain	(6,018)	(1,308)
Total Distributions	(15,060)	(3,661)
Capital Share Transactions:(1)
Class I:
Subscribed	4,951	3,165
Issued due to a tax-free reorganization	—	74,535
Distributions Reinvested	9,042	2,282
Redeemed	(32,041)	(21,279)
Class II:
Subscribed	27,012	10,517
Issued due to a tax-free reorganization	—	34,680
Distributions Reinvested	6,018	1,379
Redeemed	(29,900)	(18,363)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(14,918)	86,916
Total Increase (Decrease) in Net Assets	(17,569)	137,627
Net Assets:
Beginning of Period	220,553	82,926
End of Period (Including Accumulated Net Investment Loss of $(9) and Distributions in Excess of Net Investment Income of $(8), respectively)	$202,984	$220,553
(1) Capital Share Transactions:
Class I:
Shares Subscribed	161	118
Shares Issued due to a tax-free reorganization	—	2,847
Shares Issued on Distributions Reinvested	301	96
Shares Redeemed	(1,041)	(810)
Net Increase (Decrease) in Class I Shares Outstanding	(579)	2,251
Class II:
Shares Subscribed	887	405
Shares Issued due to a tax-free reorganization	—	1,352
Shares Issued on Distributions Reinvested	205	59
Shares Redeemed	(1,002)	(716)
Net Increase in Class II Shares Outstanding	90	1,100

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$31.03	$21.94	$20.10	$20.70	$16.87
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.06)	(0.03)	0.10	(0.02)	0.03
Net Realized and Unrealized Gain (Loss)	1.98	10.23	2.76	(0.56)	3.82
Total from Investment Operations	1.92	10.20	2.86	(0.58)	3.85
Distributions from and/or in Excess of:
Net Investment Income	—	(0.12)	—	(0.02)	(0.02)
Net Realized Gain	(2.22)	(0.99)	(1.02)	—	—
Total Distributions	(2.22)	(1.11)	(1.02)	(0.02)	(0.02)
Net Asset Value, End of Period	$30.73	$31.03	$21.94	$20.10	$20.70
Total Return ++	6.36%	48.07%	14.38%	(2.80)%	22.86%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$122,881	$142,052	$51,043	$52,279	$65,186
Ratio of Expenses to Average Net Assets(1)	0.77%+	0.82%+^	0.85%+	0.85%+	0.85	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.80%+	N/A	N/A	N/A	0.85	%+
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	(0.19)%+	(0.11)%+	0.45%+	(0.11)%+	0.16	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00	%§
Portfolio Turnover Rate	30%	32%	48%	30%	35%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.85%	0.90%	0.88%	0.88%	0.87	%+
Net Investment Income (Loss) to Average Net Assets	(0.27)%	(0.19)%	0.42%	(0.14)%	0.14	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 9, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.80% for Class I shares. Prior to September 9, 2013, the maximum ratio was 0.85% for Class I shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Financial Highlights

Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$30.39	$21.50	$19.77	$20.39	$16.63
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.13)	(0.09)	0.04	(0.07)	(0.02)
Net Realized and Unrealized Gain (Loss)	1.93	10.02	2.71	(0.55)	3.78
Total from Investment Operations	1.80	9.93	2.75	(0.62)	3.76
Distributions from and/or in Excess of:
Net Investment Income	—	(0.05)	—	—	—
Net Realized Gain	(2.22)	(0.99)	(1.02)	—	—
Total Distributions	(2.22)	(1.04)	(1.02)	—	—
Net Asset Value, End of Period	$29.97	$30.39	$21.50	$19.77	$20.39
Total Return ++	6.09%	47.72%	14.05%	(3.04)%	22.61%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$80,103	$78,501	$31,883	$31,258	$28,661
Ratio of Expenses to Average Net Assets(1)	1.02%+	1.07%+^	1.10%+	1.10%+	1.10	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.05%+	N/A	N/A	N/A	1.10	%+
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	(0.44)%+	(0.36)%+	0.20%+	(0.36)%+	(0.09	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00	%§
Portfolio Turnover Rate	30%	32%	48%	30%	35%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.20%	1.25%	1.23%	1.23%	1.22	%+
Net Investment Income (Loss) to Average Net Assets	(0.62)%	(0.54)%	0.07%	(0.49)%	(0.21	)%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 9, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class II shares. Prior to September 9, 2013, the maximum ratio was 1.10% for Class II shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

On September 9, 2013, the Portfolio acquired the net assets of Morgan Stanley Select Dimensions Focus Growth Portfolio ("Focus Growth Portfolio"), Morgan Stanley Select Dimensions Growth Portfolio ("Growth Portfolio") and Morgan Stanley Select Dimensions Multi Cap Growth Portfolio ("Multi Cap Growth Portfolio") (collectively, the "Portfolios"), which are all open-end investment companies, based on the respective valuations as of the close of business on September 6, 2013, pursuant to a Plan of Reorganization approved by the shareholders of Focus Growth Portfolio, Growth Portfolio and Multi Cap Growth Portfolio on August 1, 2013 ("Reorganization"). The purpose of the transaction was to combine four portfolios managed by Morgan Stanley Investment Management Inc. (the "Adviser") with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 2,176,539 Class I shares of the Portfolio at a net asset value of $26.18 per share for 2,143,462 Class X shares of Focus Growth Portfolio; 594,537 Class II shares of the Portfolio at a net asset value of $25.66 for 583,763 Class Y shares of Focus Growth Portfolio; 368,811 Class I shares of the Portfolio at a net asset value of $26.18 per share for 370,503 Class X shares of Growth Portfolio; 414,085 Class II shares of the Portfolio at a net asset value of $25.66 for 420,515 Class Y shares of Growth Portfolio; 301,694 Class I shares of the Portfolio at a net asset value of $26.18 per share for 457,006 Class X shares of Multi Cap Growth Portfolio; 342,879 Class II shares of the Portfolio at a net asset value of $25.66 for 530,170 Class Y shares of Multi Cap Growth Portfolio. The net assets of Focus Growth Portfolio, Growth Portfolio and Multi Cap Growth Portfolio before the Reorganization were approximately

$72,237,000, $20,281,000 and $16,697,000, respectively, including unrealized appreciation of approximately $28,196,000, $7,877,000 and $6,192,000, respectively, at September 6, 2013. The investment portfolios of Focus Growth Portfolio, Growth Portfolio and Multi Cap Growth Portfolio, with fair values of approximately $72,260,000, $20,340,000 and $16,781,000, respectively, and identified cost of approximately $44,064,000, $12,463,000 and $10,589,000, respectively on September 6, 2013, were the principal assets acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from the Portfolios was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Portfolio were approximately $88,264,000. Immediately after the Reorganization, the net assets of the Portfolio were approximately $197,479,000.

Upon closing of the Reorganization, shareholders of the Portfolios received shares of the Portfolio as follows:

Focus Growth Portfolio	UIF Growth Portfolio
Class X	Class I
Class Y	Class II
Growth Portfolio	UIF Growth Portfolio
Class X	Class I
Class Y	Class II
Multi Cap Growth Portfolio	UIF Growth Portfolio
Class X	Class I
Class Y	Class II

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the period ended December 31, 2013, are as follows:

Net investment income(1)	$1,153,000
Net realized gain and unrealized gain(2)	$64,941,000
Net increase (decrease) in net assets resulting from operations	$66,094,000

(1)Approximately $(255,000) as reported, plus approximately $394,000, $127,000 and $60,000 Focus Growth Portfolio, Growth Portfolio and Multi Cap Growth Portfolio, respectively, prior to the Reorganization, plus approximately $373,000, $220,000 and $234,000, respectively, of estimated pro-forma eliminated expenses.

(2)Approximately $54,627,000 as reported, plus approximately $6,855,000, $1,588,000 and $1,871,000 Focus Growth Portfolio, Growth Portfolio and Multi Cap Growth Portfolio, respectively, prior to the Reorganization.

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Portfolios that have been included in the Portfolio's Statement of Operations since September 6, 2013.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$6,577	$—	$—	$6,577
Biotechnology	6,480	—	—	6,480
Chemicals	3,793	—	—	3,793
Diversified Financial Services	7,092	—	—	7,092
Electrical Equipment	1,029	—	—	1,029
Food & Staples Retailing	3,159	—	—	3,159
Food Products	11,070	—	—	11,070
Health Care Equipment & Supplies	9,238	—	—	9,238
Health Care Technology	2,106	—	—	2,106
Hotels, Restaurants & Leisure	4,221	—	—	4,221
Information Technology Services	9,371	—	—	9,371
Insurance	3,960	—	—	3,960
Internet & Catalog Retail	25,223	—	—	25,223
Internet Software & Services	46,969	—	—	46,969
Life Sciences Tools & Services	10,590	—	—	10,590
Media	—	3,368	1,234	4,602
Pharmaceuticals	6,247	—	—	6,247
Professional Services	2,042	—	—	2,042
Semiconductors & Semiconductor Equipment	1,963	—	—	1,963
Software	15,841	—	—	15,841
Tech Hardware, Storage & Peripherals	6,781	—	—	6,781
Textiles, Apparel & Luxury Goods	4,830	—	—	4,830
Total Common Stocks	188,582	3,368	1,234	193,184
Preferred Stocks	—	—	2,138	2,138
Call Options Purchased	—	232	—	232
Short-Term Investments
Investment Company	8,784	—	—	8,784
Repurchase Agreement	—	71	—	71
Total Short-Term Investments	8,784	71	—	8,855
Total Assets	$197,366	$3,671	$3,372	$204,409

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $3,368,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)	Preferred Stocks (000)
Beginning Balance	$—	$—
Purchases	1,250	1,820
Sales	—	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Corporate actions	—	—
Change in unrealized appreciation (depreciation)	(16)	318
Realized gains (losses)	—	—
Ending Balance	$1,234	$2,138
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2014	$(16)	$318

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2014. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2014 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Internet & Catalog Retail
Preferred Stock	$1,653	Market Transaction Method	Tender Offer Valuation	$50.41		$50.41		$50.41		Increase
Internet Software & Services
Preferred Stock	$485	Market Transaction Method	Tender Offer Valuation	$19.10		$19.10		$19.10		Increase
Media
Common Stock	$1,234	Market Transaction Method	Precedent Transaction	$2,119.29		$2,119.29		$2,119.29		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	14.0%		16.0%		15.0%		Decrease
			Perpetual Growth Rate	3.0%		5.0%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	3.4	x	8.3	x	5.8	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Call Options Purchased	Investments, at Value (Call Options Purchased)	Currency Risk	$232	(a)

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$(207	)(b)

(b)  Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$113	(c)

(c)  Amounts are included in Investments in the Statement of Operations.

At December 31, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Call Options Purchased	$232	(a)	$—

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilites.

(d)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$232	$—	$(232)	$0

(e)  In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Call Options Purchased:
Average monthly notional amount	88,572,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned – Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$863	(f)	$—	$(863	)(g)(h)	$0

(f)  Represents market value of loaned securities at period end.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

(g)  The Portfolio received cash collateral of approximately $887,000, of which approximately $813,000 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2014, there was uninvested cash of approximately $74,000, which is not reflected in the Portfolio of Investments.

(h)  The actual collateral received is greater than the amount shown here due to overcollateralization.

7.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses)

and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

10.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.45% of the Portfolio's average daily net assets.

Pursuant to the Reorganization, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares and 1.05% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $108,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.10% of the 0.35% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Reorganization or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action appropriate. For the year ended December 31, 2014, this waiver amounted to approximately $82,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $62,311,000 and $89,447,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investments in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $7,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2014 (000)
$21,684	$67,117	$80,017	$3	$8,784

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,039	$13,021	$315	$3,346

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Accumulated Net Investment Loss (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in-Capital (000)
$587	$(142)	$(445)

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$27,828

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $118,700,000. The aggregate gross unrealized appreciation is approximately $87,825,000 and the aggregate gross unrealized depreciation is approximately $2,116,000 resulting in net unrealized appreciation of approximately $85,709,000.

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 67% and 78%, for Class I and Class II shares, respectively.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 20, 2015

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2014. For corporate shareholders 28.81% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $13,021,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E.-Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	98	None.

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

26

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

27

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFCGANN
1108140 Exp. 02.29.16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Global Infrastructure Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	20
Federal Tax Notice	21
Director and Officer Information	22

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Expense Example (unaudited)

Global Infrastructure Portfolio

As a shareholder of the Global Infrastructure Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Infrastructure Portfolio Class I	$1,000.00	$1,005.40	$1,020.82	$4.40	$4.43	0.87%
Global Infrastructure Portfolio Class II	1,000.00	1,003.20	1,019.56	5.66	5.70	1.12

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Investment Overview (unaudited)

Global Infrastructure Portfolio

The Portfolio seeks both capital appreciation and current income.

Performance

For the fiscal year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 15.63%, net of fees, for Class I shares and 15.28%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed against the Portfolio's benchmark, the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"), which returned 16.34%, but outperformed the S&P Global BMI Index, a proxy for global equities, which returned 4.36%.

On April 28, 2014, the Universal Institutional Funds, Inc., on behalf of the Portfolio, acquired substantially all of the assets and liabilities of Morgan Stanley Select Dimensions Investment Series — Global Infrastructure Portfolio ("SD Global Infrastructure") and Morgan Stanley Variable Investment Series — Global Infrastructure Portfolio ("VIS Global Infrastructure") in exchange for shares of the Portfolio (collectively, the "Reorganization"). The Portfolio adopted the financial and performance history of VIS Global Infrastructure. As a result, performance shown for Class I shares and Class II shares reflects the performance history of VIS Global Infrastructure's Class X shares and Class Y shares, respectively, for periods prior to April 28, 2014.

Factors Affecting Performance

•  Infrastructure shares appreciated 16.34% during the period, as measured by the Index. Among the major infrastructure sectors, the electricity transmission & distribution, gas midstream, and communications sectors outperformed the Index, while toll roads, gas distribution utilities, and European regulated utilities underperformed the Index. Pipeline companies performed largely in line with the Index for the year, and among sectors with more modest benchmark weightings, the ports, water, and airports sectors all underperformed.

•  The favorable performance achieved by global listed infrastructure securities over the last few years was once again realized in 2014, despite some volatility within certain sectors in the second half of the year, most notably those related to energy infrastructure (i.e., gas midstream and pipeline companies). From a broad macro perspective, declining interest rates almost universally provided a tailwind for infrastructure valuations in 2014; economic trends, however, provided more mixed results, with strength in the U.S. economy offset by a more muted outlook for countries in Europe, Asia, and South America.

•  For utility-related sectors (electricity transmission & distribution, gas distribution utilities, water, and European regulated utilities) the dominant driver of investment performance was the universal decline in interest rates observed across developed markets, although regulatory developments (specifically, rate cases, the formal process for public utilities to set pricing for consumers) and spinoffs/corporate reorganizations also helped support returns. As it relates to spinoffs/reorganizations, the sell-down of mature, highly stable contracted assets into "yieldcos" was a popular theme in 2014. Yieldcos are publicly traded companies created to own assets (such as power plants) that generate regular income streams and distribute the income to shareholders as dividends. The spinoff of energy-related assets into a master limited partnership, or MLP, also remained a popular theme.

•  2014 was a tale of two worlds for the energy infrastructure (pipeline companies, gas midstream) universe, with strong returns through three quarters being somewhat offset by dramatic declines in the fourth quarter. The dominant influencing factor by the end of the year was the decline in commodity prices, with crude oil down approximately 50% from peak and natural gas down approximately 40%. Leading up to the fourth quarter decline, however, investment performance was driven by the announcement of a number of export projects (liquefied natural gas, certain natural gas liquid products), gas transmission tie-ins, as well as corporate restructurings/conversions (e.g., conversion of corporate parents into "pure-play" general partners of MLP-qualifying assets). The Kinder Morgan announcement to consolidate its MLPs and parent company into single corporate entity also provided an uplift for certain companies thought to be potential takeout candidates.

•  In the communications sector (wireless towers, satellites), strong leasing activity, in particular for international assets, drove the investment performance of select wireless tower names. Satellite performance, which was more muted than that for towers, benefited from stable video leasing activity combined with moderating headwinds relating to government services contracts.

•  Within the transportation sector, investment performance in airports, toll roads, and ports was driven by modest traffic/volume growth reflecting tentative economic recovery in a number of regions. For European

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

transportation companies, favorable first half performance gave way to more modest performance in the second half as investors dialed back expectations for growth. For railroads, in particular the Class I rails in North America, investment performance was driven by a combination of strong volume growth in a number of commodity products, as well as favorable intermodal carload trends helped by a tight trucking market. Declining interest rates and merger-and-acquisition/privatization activity further provided support for share price appreciation in the sector.

•  For full-year 2014, the Portfolio realized outperformance from bottom-up stock selection, which was offset by adverse top-down positioning. From a bottom-up perspective, the Portfolio benefited from favorable stock selection in the pipeline companies, water, toll roads, gas midstream, electricity transmission & distribution, gas distribution utilities and diversified sectors. The positive contribution was partially offset by adverse selection in airports and communications. From a top-down perspective, the Portfolio benefited from overweights to a group of companies in the pipeline companies, railroads, and communications sectors, as well as underweights to a group of companies in the ports, gas distribution utilities and European regulated utilities sectors. But the gains were more than offset by relative losses from the Portfolio's underweights to a group of companies in the electricity transmission & distribution and the gas midstream sectors, and overweights to a group of companies in toll roads and water sectors.

Management Strategies

•  Heading into 2015, we remain positive on the communications and transportation sectors, despite their strong performance in 2014. We are also increasingly constructive on energy infrastructure, which, while likely to face some operating headwinds in later 2015 and early 2016, looks much more attractive from a valuation perspective than in the recent past and still represents a favorable medium to long-term fundamental story, in our view. Currently, we are least favorable on the utility-related sectors, despite their defensiveness and operating stability, given the very strong share price performance in 2014. Outside of spinoff/restructuring stories and select companies with regulatory events occurring over the near future, we struggle to find value in these sectors.

•  We remain committed to our core investment philosophy as an infrastructure value investor. As a value-oriented, bottom-up driven investor, our investment perspective is that over the medium- and long-term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and growth prospects.

•  Our research currently leads us to an overweighting in the Portfolio to a group of companies in the toll roads, airports, communications, pipeline companies, and water sectors, and an underweighting to companies in the gas distribution utilities, electricity transmission & distribution, European regulated utilities, gas midstream, and port sectors. In addition, we have out-of-benchmark positions in railroads and power purchase agreement-contracted renewables, both of which we deem appropriate infrastructure investments under our definition of core infrastructure.

*  Performance shown for the Portfolio's Class I shares reflects the performance of the Class X shares of VIS Global Infrastructure for periods prior to April 28, 2014.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

Performance Compared to the Dow Jones Brookfield Global Infrastructure IndexSM(1) and the Standard & Poor's Global BMI Index(2)

	Period Ended December 31, 2014
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(4)	15.63%	14.96%	10.25%	8.85%
Dow Jones Brookfield Global Infrastructure IndexSM	16.34	14.88	11.67	10.14
S&P Global BMI Index	4.36	10.02	6.97	7.98
Portfolio – Class II(4)	15.28	14.69	9.96	5.28
Dow Jones Brookfield Global Infrastructure IndexSM	16.34	14.88	11.67	8.49
S&P Global BMI Index	4.36	10.02	6.97	4.88

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index was first published in July 2008; however, back-tested hypothetical performance information is available for this Index since December 31, 2002. Returns are calculated using the return data of the S&P Global BMI Index through December 31, 2002 and the return data of the Dow Jones Brookfield Global Infrastructure Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 25 developed and 23 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization (defined herein) or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  On April 28, 2014, the Universal Institutional Funds, Inc., on behalf of the Portfolio, acquired substantially all of the assets and liabilities of Morgan Stanley Select Dimensions Investment Series — Global Infrastructure Portfolio ("SD Global Infrastructure") and Morgan Stanley Variable Investment Series — Global Infrastructure Portfolio ("VIS Global Infrastructure") in exchange for shares of the Portfolio. The Portfolio adopted the financial and performance history of VIS Global Infrastructure. As a result, performance shown for Class I shares and Class II shares reflects the performance history of VIS Global Infrastructure's Class X shares and Class Y shares, respectively, for periods prior to April 28, 2014. VIS Global Infrastructure's Class X shares commenced operations on March 1, 1990 and Class Y shares commenced operations on June 5, 2000.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments

Global Infrastructure Portfolio

	Shares	Value (000)
Common Stocks (97.5%)
Australia (5.7%)
DUET Group	731,371	$1,436
Macquarie Atlas Roads Group	143,891	373
Spark Infrastructure Group (a)	334,197	579
Sydney Airport	95,038	363
Transurban Group (a)	400,911	2,803
		5,554
Austria (2.5%)
Flughafen Wien AG	26,045	2,453
Brazil (0.4%)
CCR SA	60,500	347
Canada (11.6%)
Enbridge, Inc.	110,963	5,706
Inter Pipeline Ltd. (a)	36,871	1,140
Pembina Pipeline Corp. (a)	15,580	568
TransCanada Corp. (a)	79,174	3,891
		11,305
China (6.0%)
Beijing Enterprises Holdings Ltd. (b)	48,500	379
China Everbright International Ltd. (b)	670,000	988
China Merchants Holdings International Co., Ltd. (b)	188,898	633
ENN Energy Holdings Ltd. (b)	150,000	848
Guangdong Investment Ltd. (b)	1,180,000	1,535
Hopewell Highway Infrastructure Ltd. (b)	1,801,000	903
Jiangsu Expressway Co., Ltd. H Shares (b)	468,000	558
		5,844
France (5.4%)
Eutelsat Communications SA	76,664	2,478
SES SA	48,049	1,724
Vinci SA	19,250	1,053
		5,255
Germany (0.2%)
Fraport AG Frankfurt Airport Services Worldwide	4,306	250
Italy (4.7%)
Atlantia SpA	121,576	2,824
Snam SpA	249,003	1,228
Societa Iniziative Autostradali e Servizi SpA	24,163	233
Terna Rete Elettrica Nazionale SpA	57,002	258
		4,543
Japan (1.4%)
Tokyo Gas Co., Ltd.	248,000	1,338
Netherlands (3.0%)
Koninklijke Vopak N.V. (a)	56,943	2,950
Spain (1.4%)
Ferrovial SA (a)	36,400	717
Red Electrica Corp., SA	6,940	610
		1,327
Switzerland (2.3%)
Flughafen Zuerich AG (Registered)	3,382	2,267
	Shares	Value (000)
United Kingdom (7.9%)
National Grid PLC	271,589	$3,872
Pennon Group PLC	116,076	1,662
Severn Trent PLC	33,126	1,027
United Utilities Group PLC	79,869	1,132
		7,693
United States (45.0%)
American Tower Corp. REIT	44,590	4,408
American Water Works Co., Inc.	21,780	1,161
Atmos Energy Corp.	6,980	389
CenterPoint Energy, Inc.	99,076	2,321
Cheniere Energy, Inc. (c)	17,436	1,228
Crown Castle International Corp.	52,126	4,102
Enbridge Energy Management LLC (a)(c)	54,278	2,105
ITC Holdings Corp.	67,824	2,742
Kinder Morgan, Inc.	136,915	5,793
NiSource, Inc.	28,710	1,218
Northeast Utilities	20,299	1,086
ONEOK, Inc.	18,790	936
Pattern Energy Group, Inc.	5,909	146
PG&E Corp.	44,707	2,380
Plains GP Holdings LP, Class A	7,898	203
SBA Communications Corp., Class A (c)	15,262	1,690
SemGroup Corp., Class A	25,023	1,711
Sempra Energy	26,221	2,920
Spectra Energy Corp.	70,211	2,549
Targa Resources Corp.	6,100	647
Union Pacific Corp.	8,170	973
Williams Cos., Inc. (The)	65,996	2,966
		43,674
Total Common Stocks (Cost $69,992)		94,800
Short-Term Investments (11.3%)
Securities held as Collateral on Loaned Securities (9.7%)
Investment Company (8.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	8,610,763	8,611
	Face Amount (000)
Repurchase Agreement (0.8%)
Merrill Lynch & Co., Inc., (0.03%, dated 12/31/14, due 1/2/15; proceeds $821; fully collateralized by various U.S. Government obligations; 2.13% – 4.25% due 1/31/21 – 11/15/40; valued at $838)	$821	821
Total Securities held as Collateral on Loaned Securities (Cost $9,432)		9,432

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Global Infrastructure Portfolio

	Shares	Value (000)
Investment Company (1.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $1,506)	1,505,580	$1,506
Total Short-Term Investments (Cost $10,938)		10,938
Total Investments (108.8%) (Cost $80,930) Including $9,800 of Securities Loaned (d)		105,738
Liabilities in Excess of Other Assets (-8.8%)		(8,593)
Net Assets (100.0%)		$97,145

(a)  All or a portion of this security was on loan at December 31, 2014.

(b)  Security trades on the Hong Kong exchange.

(c)  Non-income producing security.

(d)  The approximate fair value and percentage of net assets, $39,821,000 and 41.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

REIT  Real Estate Investment Trust.

Portfolio Composition*

Classification	Percentage of Total Investments
Oil & Gas Storage & Transportation	42.3%
Communications	15.0
Electricity Transmission & Distribution	12.0
Toll Roads	9.4
Other**	8.0
Water	7.8
Airports	5.5
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Global Infrastructure Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $70,813)	$95,621
Investment in Security of Affiliated Issuer, at Value (Cost $10,117)	10,117
Total Investments in Securities, at Value (Cost $80,930)	105,738
Foreign Currency, at Value (Cost $32)	32
Cash	868
Receivable for Investments Sold	1,157
Dividends Receivable	264
Receivable for Portfolio Shares Sold	44
Tax Reclaim Receivable	34
Prepaid Offering Costs	27
Receivable from Affiliate	—	@
Other Assets	3
Total Assets	108,167
Liabilities:
Collateral on Securities Loaned, at Value	10,300
Payable for Investments Purchased	477
Payable for Advisory Fees	97
Payable for Professional Fees	45
Payable for Portfolio Shares Redeemed	26
Payable for Administration Fees	21
Payable for Offering Costs	21
Payable for Custodian Fees	8
Payable for Distribution Fees — Class II Shares	5
Payable for Transfer Agent Fees	2
Other Liabilities	20
Total Liabilities	11,022
NET ASSETS	$97,145
Net Assets Consist of:
Paid-in-Capital	$61,703
Accumulated Undistributed Net Investment Income	1,525
Accumulated Undistributed Net Realized Gain	9,112
Unrealized Appreciation (Depreciation) on:
Investments	24,808
Foreign Currency Translations	(3)
Net Assets	$97,145
CLASS I:
Net Assets	$72,815
Net Asset Value, Offering and Redemption Price Per Share Applicable to 7,823,091 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$9.31
CLASS II:
Net Assets	$24,330
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,623,454 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$9.27
(1) Including:
Securities on Loan, at Value:	$9,800

@  Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Global Infrastructure Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $196 of Foreign Taxes Withheld)	$2,649
Income from Securities Loaned — Net	53
Interest from Securities of Unaffiliated Issuers	2
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	2,705
Expenses:
Advisory Fees (Note B)	705
Administration Fees (Note C)	187
Professional Fees	99
Distribution Fees — Class II Shares (Note D)	66
Offering Costs	58
Custodian Fees (Note F)	50
Shareholder Reporting Fees	11
Pricing Fees	6
Transfer Agency Fees (Note E)	5
Other Expenses	17
Total Expenses	1,204
Waiver of Advisory Fees (Note B)	(355)
Distribution Fees — Class II Shares Waived (Note D)	(16)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	832
Net Investment Income	1,873
Realized Gain (Loss):
Investments Sold	11,863
Foreign Currency Transactions	(37)
Net Realized Gain	11,826
Change in Unrealized Appreciation (Depreciation):
Investments	(1,038)
Foreign Currency Translations	(7)
Net Change in Unrealized Appreciation (Depreciation)	(1,045)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	10,781
Net Increase in Net Assets Resulting from Operations	$12,654

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Global Infrastructure Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,873	$1,496
Net Realized Gain	11,826	7,942
Net Change in Unrealized Appreciation (Depreciation)	(1,045)	2,418
Net Increase in Net Assets Resulting from Operations	12,654	11,856
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,423)	(1,523)
Net Realized Gain	(8,270)	(4,698)
Class II:
Net Investment Income	(311)	(342)
Net Realized Gain	(2,086)	(1,165)
Total Distributions	(12,090)	(7,728)
Capital Share Transactions:(1)
Class I:
Subscribed	1,337	804
Issued due to a tax-free reorganization	17,217	—
Distributions Reinvested	9,693	6,221
Redeemed	(13,439)	(10,220)
Class II:
Subscribed	4,188	367
Issued due to a tax-free reorganization	6,927	—
Distributions Reinvested	2,397	1,507
Redeemed	(3,996)	(2,683)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	24,324	(4,004)
Total Increase in Net Assets	24,888	124
Net Assets:
Beginning of Period	72,257	72,133
End of Period (Including Accumulated Undistributed Net Investment Income of $1,525 and $1,430, respectively)	$97,145	$72,257
(1) Capital Share Transactions:
Class I:
Shares Subscribed	145	84
Shares issued due to a tax-free reorganization	2,010	—
Shares Issued on Distributions Reinvested	1,130	724
Shares Redeemed	(1,455)	(1,085)
Net Increase (Decrease) in Class I Shares Outstanding	1,830	(277)
Class II:
Shares Subscribed	455	39
Shares issued due to a tax-free reorganization	810	—
Shares Issued on Distributions Reinvested	280	176
Shares Redeemed	(434)	(287)
Net Increase (Decrease) in Class II Shares Outstanding	1,111	(72)

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Financial Highlights

Global Infrastructure Portfolio

	Class I*
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010^
Net Asset Value, Beginning of Period	$9.64	$9.19	$8.72	$8.13	$8.68
Income from Investment Operations:
Net Investment Income†	0.20	0.20	0.22	0.21	0.21
Net Realized and Unrealized Gain	1.16	1.32	1.30	1.07	0.18
Total from Investment Operations	1.36	1.52	1.52	1.28	0.39
Distributions from and/or in Excess of:
Net Investment Income	(0.25)	(0.26)	(0.23)	(0.23)	(0.25)
Net Realized Gain	(1.44)	(0.81)	(0.82)	(0.46)	(0.69)
Total Distributions	(1.69)	(1.07)	(1.05)	(0.69)	(0.94)
Net Asset Value, End of Period	$9.31	$9.64	$9.19	$8.72	$8.13
Total Return ++	15.63%	17.91%	18.69%	16.07%	6.93%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$72,815	$57,746	$57,628	$58,998	$61,408
Ratio of Expenses to Average Net Assets(1)	0.87%+	0.90%+	0.87%+	0.86%+	0.87%+
Ratio of Net Investment Income to Average Net Assets(1)	2.12%+	2.12%+	2.51%+	2.48%+	2.71%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	40%	25%	28%	36%	148%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.26%	N/A	N/A	N/A	N/A
Net Investment Income to Average Net Assets	1.73%	N/A	N/A	N/A	N/A

*  On April 28, 2014, the Portfolio acquired substantially all of the assets and liabilities of the Morgan Stanley Select Dimensions Investment Series — Global Infrastructure Portfolio ("SD Global Infrastructure") and Morgan Stanley Variable Investment Series — Global Infrastructure Portfolio ("VIS Global Infrastructure"). The Portfolio adopted the financial and performance history of VIS Global Infrastructure. Therefore, the per share data and the ratios of Class I shares reflect the historical per share data of Class X shares of VIS Global Infrastructure for periods prior to April 28, 2014.

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Financial Highlights

Global Infrastructure Portfolio

	Class II**
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010^
Net Asset Value, Beginning of Period	$9.60	$9.16	$8.69	$8.10	$8.64
Income from Investment Operations:
Net Investment Income†	0.17	0.17	0.20	0.19	0.19
Net Realized and Unrealized Gain	1.16	1.32	1.29	1.06	0.19
Total from Investment Operations	1.33	1.49	1.49	1.25	0.38
Distributions from and/or in Excess of:
Net Investment Income	(0.22)	(0.24)	(0.20)	(0.20)	(0.23)
Net Realized Gain	(1.44)	(0.81)	(0.82)	(0.46)	(0.69)
Total Distributions	(1.66)	(1.05)	(1.02)	(0.66)	(0.92)
Net Asset Value, End of Period	$9.27	$9.60	$9.16	$8.69	$8.10
Total Return ++	15.28%	17.54%	18.44%	15.82%	6.74%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$24,330	$14,511	$14,506	$14,472	$15,789
Ratio of Expenses to Average Net Assets(1)	1.12%+	1.15%+	1.12%+	1.11%+	1.12%+
Ratio of Net Investment Income to Average Net Assets(1)	1.87%+	1.87%+	2.26%+	2.23%+	2.46%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	40%	25%	28%	36%	148%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.59%	N/A	N/A	N/A	N/A
Net Investment Income to Average Net Assets	1.40%	N/A	N/A	N/A	N/A

**  On April 28, 2014, the Portfolio acquired substantially all of the assets and liabilities of the Morgan Stanley Select Dimensions Investment Series — Global Infrastructure Portfolio ("SD Global Infrastructure") and Morgan Stanley Variable Investment Series — Global Infrastructure Portfolio ("VIS Global Infrastructure"). The Portfolio adopted the financial and performance history of VIS Global Infrastructure. Therefore, the per share data and the ratios of Class II shares reflect the historical per share data of Class Y shares of VIS Global Infrastructure for periods prior to April 28, 2014.

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Infrastructure Portfolio, formerly Morgan Stanley Variable Investment Series Global Infrastructure Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek to provide both capital appreciation and current income by investing primarily in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

On April 28, 2014, the Portfolio acquired the net assets of Morgan Stanley Select Dimensions Global Infrastructure Portfolio ("Global Infrastructure Portfolio"), an open-end investment company, based on the respective valuations as of the close of business on April 25, 2014, pursuant to a Plan of Reorganization approved by the shareholders of Global Infrastructure Portfolio on March 17, 2014 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by the Adviser with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 2,010,409 Class I shares of the Portfolio at a net asset value of $8.56 for 787,286 Class X shares of Global Infrastructure Portfolio; 810,385 Class II shares of the Portfolio at a net asset value of $8.55 per share for 316,316 Class Y shares of Global Infrastructure Portfolio; The net assets of Global Infrastructure Portfolio before the Reorganization were approximately $24,144,000, including unrealized appreciation of approximately $6,919,000 at April 25, 2014. The investment portfolio of Global Infrastructure Portfolio, with a fair value of approximately $24,089,000 and identified cost of approximately $17,171,000 on April 25, 2014, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from Global Infrastructure Portfolio was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Portfolio were approximately $73,320,000. Immediately after the Reorganization, the net assets of the Portfolio were approximately $97,464,000.

Upon closing of the Reorganization, shareholders of Global Infrastructure Portfolio received shares of the Portfolio as follows:

Global Infrastructure Portfolio	UIF Global Infrastructure Portfolio
Class X	Class I
Class Y	Class II

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the period ended December 31, 2014, are as follows:

Net investment income(1)	$2,193,000
Net realized gain and unrealized gain(2)	$12,013,000
Net increase (decrease) in net assets resulting from operations	$14,206,000

(1)Approximately $1,873,000 as reported, plus approximately $169,000 Global Infrastructure Portfolio prior to the Reorganization, plus approximately $151,000 of estimated pro-forma eliminated expenses.

(2)Approximately $10,781,000 as reported, plus approximately $1,232,000 Global Infrastructure Portfolio prior to the Reorganization.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Global Infrastructure Portfolio that have been included in the Portfolio's Statement of Operations since April 28, 2014.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airports	$—	$5,333	$—	$5,333
Communications	10,200	4,202	—	14,402
Diversified	2,321	2,153	—	4,474
Electricity Transmission & Distribution	6,208	5,319	—	11,527
Oil & Gas Storage & Transportation	33,970	6,743	—	40,713
Ports	—	633	—	633
PPA Contracted Renewables	146	—	—	146
Railroads	973	—	—	973
Toll Roads	—	9,094	—	9,094
Water	1,161	6,344	—	7,505
Total Common Stocks	54,979	39,821	—	94,800
Short-Term Investments
Investment Company	10,117	—	—	10,117
Repurchase Agreement	—	821	—	821
Total Short-Term Investments	10,117	821	—	10,938
Total Assets	$65,096	$40,642	$—	$105,738

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $36,876,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned – Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$9,800	(a)	$—	$(9,800	)(b)(c)	$0

(a)  Represents market value of loaned securities at period end.

(b)  The Portfolio received cash collateral of approximately $10,300,000, of which approximately $9,432,000 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2014, there was uninvested cash of approximately $868,000, which is not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the average daily net assets of the Portfolio.

Pursuant to the Reorganization, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.87% for Class I shares and 1.12% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $355,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.10% of the 0.35% distribution fee that it may receive. This fee waiver will continue for at least two years from the date of the Reorganization or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

appropriate. For the year ended December 31, 2014, this waiver amounted to approximately $16,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $35,455,000 and $43,144,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2014 (000)
$12,177	$32,506	$34,566	$1	$10,117

During the year ended December 31, 2014, the Portfolio incurred approximately $2,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Advisers and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,137	$9,953	$1,865	$5,863

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and merger adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Accumulated Undistributed Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$(44)	$(65)	$109

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,030	$8,741

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $81,063,000. The aggregate gross unrealized appreciation is approximately $24,875,000 and the aggregate gross unrealized depreciation is approximately $200,000 resulting in net unrealized appreciation of approximately $24,675,000.

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 91% and 82%, for Class I and Class II shares, respectively.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Infrastructure Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Infrastructure Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2010 were audited by another independent registered accounting firm whose report, dated February 25, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmationof securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Infrastructure Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 20, 2015

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2014. For corporate shareholders 30.49% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2014.

The Portfolio intends to pass through foreign tax credits of approximately $125,000 and has derived net income from sources within foreign countries amounting to approximately $1,520,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E.-Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	98	None.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGINANN
1109330 Exp. 02.29.16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Small Company Growth Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	18
Federal Tax Notice	19
Director and Officer Information	20

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Expense Example (unaudited)

Small Company Growth Portfolio

As a shareholder of the Small Company Growth Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Small Company Growth Portfolio Class II	$1,000.00	$990.20	$1,018.95	$6.22	$6.31	1.24%

*  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Investment Overview (unaudited)

Small Company Growth Portfolio

The Portfolio seeks long term capital appreciation by investing primarily in growth-oriented equity securities of small companies.

Performance

For the fiscal year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of –13.86%, net of fees, for Class II shares. The Portfolio's Class II shares underperformed against the Portfolio's benchmark, the Russell 2000® Growth Index (the "Index"), which returned 5.60%.

Factors Affecting Performance

•  U.S. stocks enjoyed strong performance in the year ended December 31, 2014, driven higher primarily by investor optimism about the economy. The market did encounter periodic spikes in volatility in response to a variety of factors. Some were economic concerns, from the weather-related contraction in U.S. growth in the first quarter of 2014, to moderating growth in China, stagnation in Europe, and recession in Japan. Geopolitical uncertainties also disrupted the market, including the Russia-Ukraine crisis, the rise of terrorist group the Islamic State, and the Ebola outbreak. Nevertheless, following the downturns, the broad market rebounded to new highs.

•  Small-cap growth stocks rose modestly in the reporting period, up 5.60% as measured by the Index. Within the Index, sector performance varied widely, with consumer staples and health care each posting double-digit gains, while energy fell by double-digits. While the investment climate during the year was generally favorable for equities, small-caps faced some specific headwinds. Most notably, after performing strongly in 2013, the small-cap segment had become relatively expensive — and therefore less attractive to many investors — compared to mid- and large-cap stocks.

•  A widespread sell-off in high growth and high valuation multiple stocks in March and April also affected the small-cap market. Generally, we believe the sell-off was not due to company-specific fundamentals but rather driven by a broad rotation out of such names. Although the share prices of some of our portfolio's holdings took a hit during this downturn, these companies' fundamentals remained largely robust. Overall, we used the sell-off as an opportunity to trade up the Portfolio in quality, and we remain optimistic about the long-term outlook for the companies owned.

•  The Portfolio's overall underperformance relative to the Index was driven by stock selection.

•  Stock selection in the information technology (IT) sector was, by far, the largest detractor. The Portfolio's largest detractor was a position in a global microblogging platform that saw its share price tumble after disappointing analysts' very high expectations. We are monitoring the company's situation and continue to believe in its long-term prospects.

•  Stock selection in the consumer discretionary sector was another main detractor. A holding in a sub sandwich restaurant chain was the most detrimental in the sector, as the stock declined due to disappointing results. The company was not executing as well as we had hoped; we sold out of it in July.

•  The Portfolio's significant underweight position in energy, the worst-performing sector during the period, benefited relative performance. The Portfolio held only two energy stocks, one of which was eliminated during the period.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers, as was the case during this reporting period. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Investment Overview (unaudited) (cont'd)

Small Company Growth Portfolio

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Russell 2000® Growth Index(1)

	Period Ended December 31, 2014
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(4)
Portfolio – Class II(3)	–13.86%	14.36%	8.30%	11.60%
Russell 2000® Growth Index	5.60	16.80	8.54	11.77

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on April 30, 2003.

(4)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments

Small Company Growth Portfolio

	Shares	Value (000)
Common Stocks (96.4%)
Air Freight & Logistics (3.3%)
XPO Logistics, Inc. (a)	13,106	$536
Biotechnology (3.2%)
ACADIA Pharmaceuticals, Inc. (a)	1,511	48
Agios Pharmaceuticals, Inc. (a)	1,139	128
Alnylam Pharmaceuticals, Inc. (a)	851	82
Clovis Oncology, Inc. (a)(b)	817	46
Intrexon Corp. (a)(b)	3,334	92
Ironwood Pharmaceuticals, Inc. (a)	7,898	121
		517
Capital Markets (8.2%)
Capitol Acquisition Corp. II (Units) (a)(c)	6,131	62
Financial Engines, Inc.	10,058	368
Greenhill & Co., Inc.	6,771	295
WisdomTree Investments, Inc.	37,445	587
		1,312
Chemicals (1.0%)
Platform Specialty Products Corp. (a)	6,708	156
Construction Materials (1.0%)
Eagle Materials, Inc.	2,167	165
Electric Utilities (0.0%)
AET&D Holdings No. 1 Ltd. (Australia) (a)(d)(e)	113,183	—
Electronic Equipment, Instruments & Components (1.6%)
Cognex Corp. (a)	1,951	81
FARO Technologies, Inc. (a)	1,491	93
Universal Display Corp. (a)	2,866	80
		254
Energy Equipment & Services (0.4%)
US Silica Holdings, Inc.	2,502	64
Health Care Equipment & Supplies (0.3%)
Sientra, Inc. (a)	2,873	48
Health Care Providers & Services (1.3%)
HealthEquity, Inc. (a)	8,404	214
Health Care Technology (12.1%)
athenahealth, Inc. (a)	4,928	718
Castlight Health, Inc., Class B (a)	22,153	259
HMS Holdings Corp. (a)	13,702	289
Medidata Solutions, Inc. (a)	11,078	529
Veeva Systems, Inc., Class A (a)	5,670	150
		1,945
Hotels, Restaurants & Leisure (6.5%)
Fiesta Restaurant Group, Inc. (a)	8,447	514
Habit Restaurants, Inc. (The) (a)	2,047	66
Krispy Kreme Doughnuts, Inc. (a)	12,254	242
Zoe's Kitchen, Inc. (a)(b)	7,455	223
		1,045
Household Durables (0.5%)
iRobot Corp. (a)	2,301	80
	Shares	Value (000)
Internet & Catalog Retail (8.7%)
Blue Nile, Inc. (a)	8,916	$321
Coupons.com, Inc. (a)	9,781	174
Groupon, Inc. (a)	13,525	112
Jumei International Holding Ltd. ADR (China) (a)	7,633	104
MakeMyTrip Ltd. (India) (a)	7,650	199
Ocado Group PLC (United Kingdom) (a)	39,676	243
Qunar Cayman Islands Ltd. ADR (China) (a)(b)	3,000	85
Wayfair, Inc., Class A (a)(b)	7,436	148
		1,386
Internet Software & Services (20.7%)
Actua Corp. (a)	4,502	83
Angie's List, Inc. (a)	11,846	74
Autohome, Inc. ADR (China) (a)	5,154	187
Benefitfocus, Inc. (a)	7,649	251
Criteo SA ADR (France) (a)	14,653	592
Dealertrack Technologies, Inc. (a)	10,054	446
Everyday Health, Inc. (a)	6,611	98
GrubHub, Inc. (a)	12,610	458
Just Eat PLC (United Kingdom) (a)	33,312	159
Marketo, Inc. (a)	3,128	102
New Relic, Inc. (a)	765	27
OPOWER, Inc. (a)	7,378	105
Twitter, Inc. (a)	14,782	530
Youku Tudou, Inc. ADR (China) (a)	5,507	98
Zillow, Inc., Class A (a)(b)	934	99
		3,309
Pharmaceuticals (1.1%)
Impax Laboratories, Inc. (a)	5,366	170
Professional Services (8.3%)
Advisory Board Co. (The) (a)	8,424	412
Corporate Executive Board Co. (The)	5,510	400
WageWorks, Inc. (a)	7,902	510
		1,322
Semiconductors & Semiconductor Equipment (1.8%)
Tessera Technologies, Inc.	7,943	284
Software (8.1%)
Ellie Mae, Inc. (a)	4,752	192
FireEye, Inc. (a)	2,416	76
FleetMatics Group PLC (Ireland) (a)	5,137	182
Guidewire Software, Inc. (a)	8,427	427
RealPage, Inc. (a)	3,939	86
Solera Holdings, Inc.	6,599	338
		1,301
Specialty Retail (7.9%)
Citi Trends, Inc. (a)	5,282	133
Five Below, Inc. (a)	10,384	424
Lumber Liquidators Holdings, Inc. (a)	2,138	142
Restoration Hardware Holdings, Inc. (a)	5,889	565
		1,264

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

	Shares	Value (000)
Tech Hardware, Storage & Peripherals (0.4%)
Nimble Storage, Inc. (a)(b)	2,632	$72
Total Common Stocks (Cost $12,038)		15,444
Preferred Stocks (0.1%)
Internet Software & Services (0.1%)
Mode Media Corporation Series M-1 (a)(d)(e)(f) (acquisition cost — $142; acquired 3/19/08)	9,428	17
Mode Media Corporation Escrow Series M-1 (a)(d)(e)(f) (acquisition cost — $13; acquired 3/19/08)	1,346	1
Total Preferred Stocks (Cost $155)		18
Convertible Preferred Stock (0.0%)
Internet Software & Services (0.0%)
Youku Tudou, Inc., Class A (a)(d)(e)(f) (acquisition cost — $—@; acquired 9/16/10) (Cost $—@)	17	—	@
	Face Amount (000)
Promissory Notes (0.1%)
Internet Software & Services (0.1%)
Mode Media Corporation 9.00%, 12/3/19 (a)(d)(e)(f) (acquisition cost — $60; acquired 3/19/08)	$21	18
Mode Media Corporation Escrow 9.00%, 12/3/19 (a)(d)(e)(f) (acquisition cost — $1; acquired 3/19/08)	1	—	@
Total Promissory Notes (Cost $61)		18
	Shares
Short-Term Investments (8.1%)
Securities held as Collateral on Loaned Securities (4.5%)
Investment Company (4.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	653,144	653
	Face Amount (000)
Repurchase Agreement (0.4%)
Merrill Lynch & Co., Inc., (0.03%, dated 12/31/14, due 1/2/15; proceeds $62; fully collateralized by various U.S. Government obligations; 2.13% – 4.25% due 1/31/21 – 11/15/40; valued at $64)	$62	62
Total Securities held as Collateral on Loaned Securities (Cost $715)		715
	Shares	Value (000)
Investment Company (3.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $576)	576,011	$576
Total Short-Term Investments (Cost $1,291)		1,291
Total Investments (104.7%) (Cost $13,545) Including $765 of Securities Loaned (g)		16,771
Liabilities in Excess of Other Assets (-4.7%)		(759)
Net Assets (100.0%)		$16,012

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2014.

(c)  Consists of one or more classes of securities traded together as a unit.

(d)  At December 31, 2014, the Portfolio held fair valued securities valued at approximately $36,000, representing 0.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(e)  Security has been deemed illiquid at December 31, 2014.

(f)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2014 amounts to approximately $36,000 and represents 0.2% of net assets.

(g)  The approximate fair value and percentage of net assets, $464,000 and 2.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

@  Value is less than $500.

ADR  American Depositary Receipt.

Portfolio Composition*

Classification	Percentage of Total Investments
Internet Software & Services	20.8%
Other**	19.6
Health Care Technology	12.1
Internet & Catalog Retail	8.6
Professional Services	8.2
Capital Markets	8.2
Software	8.1
Specialty Retail	7.9
Hotels, Restaurants & Leisure	6.5
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Small Company Growth Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $12,316)	$15,542
Investment in Security of Affiliated Issuer, at Value (Cost $1,229)	1,229
Total Investments in Securities, at Value (Cost $13,545)	16,771
Foreign Currency, at Value (Cost $ —@)	—	@
Cash	66
Due from Adviser	11
Receivable for Portfolio Shares Sold	3
Dividends Receivable	1
Interest Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	3
Total Assets	16,855
Liabilities:
Collateral on Securities Loaned, at Value	781
Payable for Professional Fees	44
Payable for Custodian Fees	5
Payable for Administration Fees	3
Payable for Transfer Agent Fees	1
Payable for Portfolio Shares Redeemed	1
Payable for Distribution Fees — Class II Shares	1
Other Liabilities	7
Total Liabilities	843
NET ASSETS	$16,012
Net Assets Consist of:
Paid-in-Capital	$9,014
Accumulated Net Investment Loss	(1)
Accumulated Undistributed Net Realized Gain	3,773
Unrealized Appreciation (Depreciation) on:
Investments	3,226
Foreign Currency Translations	(—	@)
Net Assets	$16,012
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 974,315 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$16.43
(1) Including:
Securities on Loan, at Value:	$765

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Small Company Growth Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $3 of Foreign Taxes Withheld)	$57
Income from Securities Loaned — Net	55
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	112
Expenses:
Advisory Fees (Note B)	166
Professional Fees	101
Distribution Fees — Class II Shares (Note D)	63
Administration Fees (Note C)	45
Custodian Fees (Note F)	27
Shareholder Reporting Fees	13
Pricing Fees	8
Transfer Agency Fees (Note E)	6
Directors' Fees and Expenses	1
Other Expenses	3
Total Expenses	433
Waiver of Advisory Fees (Note B)	(155)
Distribution Fees — Class II Shares Waived (Note D)	(54)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	223
Net Investment Loss	(111)
Realized Gain (Loss):
Investments Sold	3,879
Foreign Currency Transactions	(— @)
Net Realized Gain	3,879
Change in Unrealized Appreciation (Depreciation):
Investments	(6,851)
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(6,851)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(2,972)
Net Decrease in Net Assets Resulting from Operations	$(3,083)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Small Company Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(111)	$(146)
Net Realized Gain	3,879	5,571
Net Change in Unrealized Appreciation (Depreciation)	(6,851)	5,826
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,083)	11,251
Distributions from and/or in Excess of:
Class II:
Net Realized Gain	(5,428)	(809)
Capital Share Transactions:(1)
Class II:
Subscribed	1,216	723
Distributions Reinvested	5,428	809
Redeemed	(5,496)	(7,370)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	1,148	(5,838)
Total Increase (Decrease) in Net Assets	(7,363)	4,604
Net Assets:
Beginning of Period	23,375	18,771
End of Period (Including Accumulated Net Investment Loss of $(1) and $(1), respectively)	$16,012	$23,375
(1) Capital Share Transactions:
Class II:
Shares Subscribed	58	34
Shares Issued on Distributions Reinvested	326	40
Shares Redeemed	(262)	(348)
Net Increase (Decrease) in Class II Shares Outstanding	122	(274)

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Financial Highlights

Small Company Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$27.44	$16.67	$14.81	$16.87	$13.33
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.12)	(0.15)	(0.07)	(0.08)	(0.02)
Net Realized and Unrealized Gain (Loss)	(3.58)	11.74	2.24	(1.30)	3.56
Total from Investment Operations	(3.70)	11.59	2.17	(1.38)	3.54
Distributions from and/or in Excess of:
Net Investment Income	—	—	—	(0.68)	—
Net Realized Gain	(7.31)	(0.82)	(0.31)	—	—
Total Distributions	(7.31)	(0.82)	(0.31)	(0.68)	—
Net Asset Value, End of Period	$16.43	$27.44	$16.67	$14.81	$16.87
Total Return ++	(13.86)%	71.33%	14.71%	(8.71)%	26.56%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$16,012	$23,375	$18,771	$21,696	$30,178
Ratio of Expenses to Average Net Assets(1)	1.24%+	1.25%+	1.25%+	1.25%+	1.25	%+
Ratio of Net Investment Loss to Average Net Assets(1)	(0.61)%+	(0.70)%+	(0.43)%+	(0.51)%+	(0.17	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00%§	0.00%§	0.00%§	0.00	%§
Portfolio Turnover Rate	50%	46%	22%	26%	25%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.41%	2.25%	2.05%	1.92%	1.81	%+
Net Investment Loss to Average Net Assets	(1.78)%	(1.70)%	(1.23)%	(1.18)%	(0.73	)%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Small Company Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies. The Portfolio holds promissory notes it has made to certain investee companies for this same purpose, the details of which are disclosed in the Portfolio of Investments. The Portfolio currently offers Class II shares only; although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Effective at the close of business on May 30, 2014, the Portfolio suspended offering Class II shares of the Portfolio to new investors. The Portfolio will continue to offer Class II shares of the Portfolio to existing shareholders. The Portfolio may recommence offering Class II shares of the Portfolio to new investors in the future. Any such offerings of the Portfolio's Class II shares may be limited in amount and may commence and terminate without any prior notice.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$536	$—	$—		$536
Biotechnology	517	—	—		517
Capital Markets	1,250	62	—		1,312
Chemicals	156	—	—		156
Construction Materials	165	—	—		165
Electric Utilities	—	—	—	†	—	†
Electronic Equipment, Instruments & Components	254	—	—		254
Energy Equipment & Services	64	—	—		64
Health Care Equipment & Supplies	48	—	—		48
Health Care Providers & Services	214	—	—		214
Health Care Technology	1,945	—	—		1,945
Hotels, Restaurants & Leisure	1,045	—	—		1,045
Household Durables	80	—	—		80
Internet & Catalog Retail	1,143	243	—		1,386
Internet Software & Services	3,150	159	—		3,309
Pharmaceuticals	170	—	—		170
Professional Services	1,322	—	—		1,322
Semiconductors & Semiconductor Equipment	284	—	—		284
Software	1,301	—	—		1,301
Specialty Retail	1,264	—	—		1,264
Tech Hardware, Storage & Peripherals	72	—	—		72
Total Common Stocks	14,980	464	—	†	15,444	†
Preferred Stocks	—	—	18		18
Convertible Preferred Stock	—	—	—	@	—	@
Promissory Notes	—	—	18		18
Short-Term Investments
Investment Company	1,229	—	—		1,229
Repurchase Agreement	—	62	—		62
Total Short-Term Investments	1,229	62	—		1,291
Total Assets	$16,209	$526	$36	†	$16,771	†

@  Value is less than $500.

†  Includes one security which is valued at zero.

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $244,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)		Preferred Stocks (000)	Convertible Preferred Stock (000)		Promissory Notes (000)
Beginning Balance	$—	†	$249	$—	@	$19
Purchases	—		—	—		—
Sales	—		(132)	—		—
Amortization of discount	—		—	—		—
Transfers in	—		—	—		—
Transfers out	—		—	—		—
Corporate actions	—		—	—		—
Change in unrealized appreciation (depreciation)	—		(99)	—	@	(1)
Realized gains (losses)	—		—	—		—
Ending Balance	$—	†	$18	$—	@	$18
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2014	$—		$(12)	$—	@	$(1)

@  Value is less than $500.

†  Includes one security which is valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2014. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

Fair Value at December 31, 2014 (000)	Valuation Technique	Unobservable Input	Range	Selected Value	Impact to Valuation from an Increase in Input
Internet Software & Services
Preferred Stock	$17	Market Transaction Method	Precedent Transaction	$4.18	$4.18	$4.18	Increase
Discounted Cash Flow	Weighted Average Cost of Capital	15.5%	17.5%	16.5%	Decrease
Perpetual Growth Rate	2.0%	3.0%	2.5%	Increase
Market Comparable Companies	Enterprise Value/ Revenue	1.5	x	6.5	x	4.2	x	Increase
Discount for Lack of Marketability	15.0%	15.0%	15.0%	Decrease
Preferred Stock — Escrow	$1	Discount for Escrow	54.8%	54.8%	54.8%	Decrease
Promissory Note	$18	Market Transaction	Valuation at Issuance as a Percentage of Principal	100.0%	100.0%	100.0%	Increase
Cost of Debt	14.1%	14.1%	14.1%	Decrease
Valuation as a Percentage of Principal	87.6%	87.6%	87.6%	Increase

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned – Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$765	(a)	$—	$(765	)(b)(c)	$0

(a)  Represents market value of loaned securities at period end.

(b)  The Portfolio received cash collateral of approximately $781,000, of which approximately $715,000 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2014, there was uninvested cash of approximately $66,000, which is not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Next $500 million	Over $1.5 billion
0.92%	0.85%	0.80%

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.06% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that the total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest, and other extraordinary expenses (including litigation), will not exceed 1.25% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $155,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.30% of the 0.35% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action appropriate. For the year ended December 31, 2014, this waiver amounted to approximately $54,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $8,786,000 and $13,348,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2014 (000)
$1,611	$9,587	$9,969	$—	@	$1,229

@ Amount is less than $500.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Notes to Financial Statements (cont'd)

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$179	$5,249	$24	$785

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Accumulated Net Investment Loss (000)	Accumulated Undistributed Net Realized Gain (000)		Paid-in- Capital (000)
$111	$—	@	$(111)

@ Amount is less than $500.

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$3,842

At December 31, 2014, the aggregate cost for federal income tax purposes is approximately $13,615,000. The aggregate gross unrealized appreciation is approximately $4,153,000 and the aggregate gross unrealized depreciation is approximately $997,000 resulting in net unrealized appreciation of approximately $3,156,000.

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 91% for Class II shares.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Small Company Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Small Company Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Company Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 20, 2015

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2014.

The Portfolio designated and paid approximately $5,249,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011). Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E.-Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	98	None.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFSCGANN
1107956 Exp. 02.29.16

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that Joseph J. Kearns, an “independent” Director, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2014

	Registrant			Covered Entities(1)
Audit Fees		$462,241		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$44,154	(3)	$8,655,656	(4)
All Other Fees	$			$285,341	(5)
Total Non-Audit Fees		$44,154		$8,940,997

Total		$506,395		$8,940,997

2013

	Registrant			Covered Entities(1)
Audit Fees		$396,627		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$39,227	(3)	$7,772,493	(4)
All Other Fees	$			$101,000	(5)
Total Non-Audit Fees		$39,227		$7,873,493

Total		$435,854		$7,873,493

N/A- Not applicable, as not required by Item 4.

(1)  Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)  Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)  Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)  Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)  All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)         The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent, Allen Reed and Michael Klein.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Universal Institutional Funds, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 18, 2015

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 18, 2015